                         File Nos. 33-62470 and 811-7704

    As filed with the Securities and Exchange Commission on February 26, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                  Post-Effective Amendment No. 43                           [X]


and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                  Amendment No. 45                                          [X]


                              SCHWAB CAPITAL TRUST
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
               (Address of Principal Executive Offices) (zip code)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                               Jeremiah H. Chafkin
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:


Richard W. Grant Esq.                   Martin E. Lybecker, Esq.          Koji Felton, Esq.
Morgan Lewis & Bockius LLP              Wilmer Cutler & Pickering         Charles Schwab Investment
1701 Market Street                      2445 M Street, N.W.               Management, Inc.
Philadelphia, PA 19103                  Washington, D.C.  20037           101 Montgomery Street
                                                                          120K-14-109
                                                                          San Francisco, CA  94104


It is proposed that this filing will become effective (check appropriate box)

     / / Immediately upon filing pursuant to paragraph (b)

     /X/ On February 28, 2002, pursuant to paragraph (b)

     / / 60 days after filing pursuant to paragraph (a)(1)
     / / On (date), pursuant to paragraph (a)(1)
     / / 75 days after filing pursuant to paragraph (a)(2)
     / / On (date), pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




Part C

SCHWAB
EQUITY INDEX FUNDS

     PROSPECTUS
     February 28, 2002


     SCHWAB S&P 500 FUND

     SCHWAB 1000 FUND(R)

     SCHWAB SMALL-CAP INDEX FUND(R)

     SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

     SCHWAB INTERNATIONAL INDEX FUND(R)

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.



                                                          [SCHWAB FUNDS(R) LOGO]

SCHWAB
EQUITY INDEX FUNDS

ABOUT THE FUNDS

  4  Schwab S&P 500 Fund
 10  Schwab 1000 Fund(R)
 14  Schwab Small-Cap Index Fund(R)
 18  Schwab Total Stock Market Index Fund(R)
 22  Schwab International Index Fund(R)
 26  Fund management

INVESTING IN THE FUNDS

 28  Buying shares
 29  Selling/exchanging shares
 30  Transaction policies
 31  Distributions and taxes


ABOUT THE FUNDS

The funds in this prospectus share the same basic investment strategy: They are designed to track the performance of a stock market index. Each fund tracks a different index.

This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments based on judgment, a portfolio manager looks to an index to determine which securities the fund should own.

Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

      The fund's goal is to track the total return of the S&P 500(R) Index.

SCHWAB
S&P 500 FUND

TICKER SYMBOLS

Investor Shares         SWPIX
Select Shares(R)        SWPPX
e.Shares(R)             SWPEX


LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 8% of all the publicly traded companies in the United States, they represent approximately 81% of the total value of the U.S. stock market. (All figures are as of 12/31/01.)


Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.

INDEX


THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.


STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.


Like many index funds, the fund also may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.


S&P 500 Fund

     Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.


YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of a declining market.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).


Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks underperform mid- or small-cap stocks, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag these investments.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP: "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Fund. The Schwab S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


More complete information may be found in the Statement of Additional Information (see back cover)

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

-        may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]


97         32.47
98         28.05
99         20.60
00         (9.33)
01        (12.15)



BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: (14.73%) Q3 2001




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01

                                                                        Since
                                                  1 Year     5 Years   inception
--------------------------------------------------------------------------------
INVESTOR SHARES
 Before taxes                                     (12.15)     10.26     11.65 1
 After taxes on distributions                     (12.50)      9.86     11.23 1
 After taxes on distributions
 and sale of shares                                (7.40)      8.30      9.52 1
SELECT SHARES(R) before taxes                     (12.04)        --      8.44 2
e.SHARES(R) before taxes                          (12.15)     10.34     11.74 3
S&P 500(R) Index                                  (11.89)     10.70     12.10 4


1    Inception: 5/1/96.

2    Inception: 5/19/97.

3    Inception: 5/1/96.

4    From 5/1/96.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.


FEE TABLE (%)


                                          INVESTOR        SELECT
SHAREHOLDER FEES                           SHARES         SHARES        e.SHARES
--------------------------------------------------------------------------------
Redemption fee*                             0.75           0.75           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------

Management fees                             0.17           0.17           0.17
Distribution (12b-1)fees                    None           None           None
Other expenses                              0.29           0.14           0.14
                                           -------------------------------------
Total annual operating expenses             0.46           0.31           0.31

Expense reduction                          (0.11)         (0.12)         (0.03)
                                           -------------------------------------
NET OPERATING EXPENSES**                    0.35           0.19           0.28
                                           =====================================



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                  1 Year      3 Years       5 Years     10 Years
--------------------------------------------------------------------------------
INVESTOR SHARES                    $36          $137         $247         $569
SELECT SHARES                      $19          $ 88         $162         $381
e.SHARES                           $29          $ 97         $171         $390


S&P 500 Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                        11/1/00-     11/1/99-       11/1/98-      11/1/97-       11/1/96-
 INVESTOR SHARES                                        10/31/01     10/31/00       10/31/99      10/31/98       10/31/97
--------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   22.15         21.17          17.05         14.17         10.88
                                                        ------------------------------------------------------------------
Income or loss from investment operations:
 Net investment income                                    0.17          0.17           0.17          0.16          0.14
 Net realized and unrealized gains or losses             (5.70)         1.06           4.10          2.85          3.24
                                                        ------------------------------------------------------------------
 Total income or loss from investment operations         (5.53)         1.23           4.27          3.01          3.38
Less distributions:
 Dividends from net investment income                    (0.17)        (0.18)         (0.15)        (0.13)        (0.09)
 Distributions from net realized gains                      --         (0.07)            --            --            --
                                                        ------------------------------------------------------------------
 Total distributions                                     (0.17)        (0.25)         (0.15)        (0.13)        (0.09)
                                                        ------------------------------------------------------------------
Net asset value at end of period                         16.45         22.15          21.17         17.05         14.17
                                                        ==================================================================
Total return (%)                                        (25.11)         5.81          25.20         21.39         31.29

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                       0.35          0.35 1         0.35          0.35          0.38
Expense reductions reflected in above ratio               0.11          0.16           0.27          0.28
                                                                                                                   0.32
Ratio of net investment income to
 average net assets                                       0.95          0.81           1.01          1.25          1.49
Portfolio turnover rate                                      4             9              3             1             3
Net assets, end of period ($ x 1,000,000)                3,070         3,617          3,183         1,935           923



1 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

FINANCIAL HIGHLIGHTS continued



                                                       11/1/00-       11/1/99-      11/1/98-       11/1/97-        5/19/97 1-
 SELECT SHARES(R)                                      10/31/01       10/31/00      10/31/99       10/31/98        10/31/97
-----------------------------------------------------------------------------------------------------------------------------

 PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                 22.21          21.23          17.09          14.19          12.85
                                                       ----------------------------------------------------------------------
 Income or loss from investment operations:
  Net investment income                                  0.20           0.20           0.20           0.26           0.05
  Net realized and unrealized gains or losses           (5.71)          1.06           4.12           2.78           1.29
                                                       ----------------------------------------------------------------------
  Total income or loss from investment operations       (5.51)          1.26           4.32           3.04           1.34

 Less distributions:
  Dividends from net investment income                  (0.20)         (0.21)         (0.18)         (0.14)            --
  Distributions from net realized gains                    --          (0.07)            --             --             --
                                                       ----------------------------------------------------------------------
  Total distributions                                   (0.20)         (0.28)         (0.18)         (0.14)            --
                                                       ----------------------------------------------------------------------
 Net asset value at end of period                       16.50          22.21          21.23          17.09          14.19
                                                       ======================================================================
 Total return (%)                                      (24.97)          5.94          25.42          21.63          10.43 2

 RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses
  to average net assets                                  0.19           0.19 4         0.19           0.19           0.19 3
 Expense reductions reflected in above ratio             0.12           0.16           0.28           0.28           0.34 3
 Ratio of net investment income to
  average net assets                                     1.11           0.98           1.17           1.40           1.46 3
 Portfolio turnover rate                                    4              9              3              1              3
 Net assets, end of period ($ x 1,000,000)              3,563          4,357          3,750          1,548            486


1    Commencement of operations.

2    Not annualized.

3    Annualized.

4 Would have been 0.20% if certain non-routine expenses (proxy fees) had been included.


S&P 500 Fund

                                                      11/1/00-     11/1/99-     11/1/98-    11/1/97-    11/1/96-
e.SHARES(R)                                           10/31/01     10/31/00     10/31/99    10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                 22.17       21.21        17.08       14.19       10.89
                                                      -----------------------------------------------------------
 Income or loss from investment operations:
  Net investment income                                  0.20        0.20         0.20        0.15        0.21
  Net realized and unrealized gains or losses           (5.71)       1.04         4.09        2.88        3.19
                                                      -----------------------------------------------------------
  Total income or loss from investment operations       (5.51)       1.24         4.29        3.03        3.40
 Less distributions:
  Dividends from net investment income                  (0.20)      (0.21)       (0.16)      (0.14)      (0.10)
  Distributions from net realized gains                    --       (0.07)          --          --          --
                                                      -----------------------------------------------------------
  Total distributions                                   (0.20)      (0.28)       (0.16)      (0.14)      (0.10)
                                                      -----------------------------------------------------------
 Net asset value at end of period                       16.46       22.17        21.21       17.08       14.19
                                                      ===========================================================
 Total return (%)                                      (25.02)       5.84        25.28       21.50       31.48

 RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses
 to average net assets                                   0.28        0.28 1       0.28        0.28        0.28

 Expense reductions reflected in above ratio             0.03        0.07         0.20        0.24        0.33
 Ratio of net investment income to
  average net assets                                     1.02        0.88         1.08        1.32        1.61
 Portfolio turnover rate                                    4           9            3           1           3
 Net assets, end of period ($ x 1,000,000)                304         441          435         281         132


1 Would have been 0.29% if certain non-routine expenses (proxy fees) had been included.

   The fund's goal is to match the total return of the Schwab 1000 Index(R).



SCHWAB
1000 FUND(R)

TICKER SYMBOLS

Investor Shares          SNXFX
Select Shares(R)         SNXSX

LARGE- AND MID-CAP STOCKS


Although there are currently more than 6,000 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 88% of the total value of all U.S. stocks. (Figures are as of 12/31/01.)


These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.

INDEX


THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY
TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.


STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.


The fund may make use of certain management techniques in seeking to enhance after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions.

Like many index funds, the fund also may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.



Schwab 1000 Fund

     Because it includes so many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. It's also a logical choice for stock investors who want exposure beyond the large-cap segment of the U.S. stock market.

MAIN RISKS


STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE- AND MID-CAP PORTIONS OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).


Because the Schwab 1000 Index(R) encompasses stocks from across the economy, the fund is broadly diversified, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag these investments.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

-        may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]


92       8.52
93       9.63
94      (0.11)
95      36.60
96      21.57
97      31.92
98      27.16
99      21.00
00      (8.21)
01     (12.26)




BEST QUARTER: 21.93% Q4 1998
WORST QUARTER: (15.39%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                         Since
                                  1 Year       5 Years     10 Years    Inception
--------------------------------------------------------------------------------
INVESTOR SHARES
 Before taxes                     (12.26)       10.33       12.43       12.90 1
 After taxes on
 distributions                    (12.55)        9.98       11.88       12.34 1
 After taxes on
 distributions and
 sale of shares                    (7.47)        8.38       10.39       10.86 1

SELECT SHARES(R)
 before taxes                     (12.14)          --          --        8.81 2
S&P 500(R) Index                  (11.89)       10.70       12.94       13.22 3
Schwab 1000 Index(R)              (12.07)       10.66       12.88       13.31 3



1    Inception: 4/2/91.

2    Inception: 5/19/97.

3    From 4/2/91.



FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.


FEE TABLE (%)


                                                           INVESTOR       SELECT
SHAREHOLDER FEES                                            SHARES        SHARES
--------------------------------------------------------------------------------
Redemption fee*                                              0.75          0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                              0.23          0.23
Distribution (12b-1) fees                                    None          None
Other expenses                                               0.28          0.13
                                                           ---------------------
Total annual operating expenses                              0.51          0.36

Expense reduction                                           (0.05)        (0.01)
                                                           ---------------------
NET OPERATING EXPENSES**                                     0.46          0.35
                                                           =====================



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                  1 Year       3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
INVESTOR SHARES                    $ 47         $159         $280         $636
SELECT SHARES                      $ 36         $115         $201         $455




Schwab 1000 Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                    11/1/00-       11/1/99-      11/1/98-      11/1/97-       9/1/97-       9/1/96-
INVESTOR SHARES                                     10/31/01       10/31/00      10/31/99      10/31/98       10/31/97      8/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                39.95         37.12          29.90         25.25         24.78        18.14
                                                    --------------------------------------------------------------------------------
Income or loss from investment operations:
 Net investment income                                 0.26          0.26           0.26          0.27          0.04         0.28
 Net realized and unrealized gains or losses         (10.40)         2.83           7.21          4.64          0.43         6.62
                                                    --------------------------------------------------------------------------------
 Total income or loss from investment operations     (10.14)         3.09           7.47          4.91          0.47         6.90
Less distributions:
 Dividends from net investment income                 (0.24)        (0.26)         (0.25)        (0.26)           --        (0.26)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                      29.57         39.95          37.12         29.90         25.25        24.78
                                                    ================================================================================
Total return (%)                                     (25.50)         8.34          25.12         19.63          1.90 2      38.32

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                    0.46          0.46 4         0.46          0.46          0.46 3       0.47
Expense reductions reflected in above ratio            0.05          0.04           0.05          0.05          0.04 3       0.06
Ratio of net investment income to
 average net assets                                    0.78          0.63           0.78          1.02          1.00 3       1.33
Portfolio turnover rate                                   8             9              3             2            --            2
Net assets, end of period ($ x 1,000,000)             3,852         5,083          4,925         3,657         2,611        2,499




                                                     11/1/00-      11/1/99-       11/1/98-      11/1/97-      9/1/97-     5/19/97 1-
 SELECT SHARES(R)                                    10/31/01      10/31/00       10/31/99      10/31/98      10/31/97    8/31/97
------------------------------------------------------------------------------------------------------------------------------------

 PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                 39.98         37.16          29.93         25.26         24.79       22.64
                                                      ------------------------------------------------------------------------------
 Income or loss from investment operations:
  Net investment income                                  0.31          0.29           0.30          0.32          0.04        0.05
  Net realized and unrealized gains or losses          (10.41)         2.84           7.22          4.63          0.43        2.10
                                                      ------------------------------------------------------------------------------
  Total income or loss from investment operations      (10.10)         3.13           7.52          4.95          0.47        2.15
 Less distributions:
  Dividends from net investment income                  (0.30)        (0.31)         (0.29)        (0.28)           --          --
                                                      ------------------------------------------------------------------------------
 Net asset value at end of period                       29.58         39.98          37.16         29.93         25.26       24.79
                                                      ==============================================================================
 Total return (%)                                      (25.40)         8.46          25.29         19.79          1.90 2      9.50 2

 RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses
  to average net assets                                  0.35          0.35 4         0.35          0.35          0.35 3      0.35 3
 Expense reductions reflected in above ratio             0.01            --           0.02          0.04          0.06 3      0.33 3
 Ratio of net investment income to
  average net assets                                     0.89          0.74           0.89          1.11          1.11 3      1.26 3
 Portfolio turnover rate                                    8             9              3             2            --           2
 Net assets, end of period ($ x 1,000,000)              1,911         2,159          2,214         1,041           426         347



1    Commencement of operations.

2    Not annualized.

3    Annualized.

4 Would have been 0.47% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

     The fund's goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.

SCHWAB
SMALL-CAP INDEX FUND(R)

TICKER SYMBOLS
Investor Shares       SWSMX
Select Shares(R)      SWSSX

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.

INDEX

THE FUND INTENDS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.


Like many index funds, the fund also may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.


Small-Cap Index Fund

     With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SMALL-CAP PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements, and may move sharply, especially during market upturns and downturns. In addition, during any period when small-cap stocks underperform large- or mid-cap stocks, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever U.S. small-cap stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag these investments.

OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to stocks for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


INVESTOR SHARES
94        (3.08)
95        27.65
96        15.49
97        25.69
98        (3.57)
99        24.20
00         3.73
01        (0.90)



BEST QUARTER: 19.63% Q4 2001
WORST QUARTER: (20.94%) Q3 1998



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                         Since
                                  1 Year     5 Years   inception
----------------------------------------------------------------
INVESTOR SHARES
 Before taxes                     (0.90)      9.12      10.53 1
 After taxes on distributions     (1.75)      7.84       9.63 1
 After taxes on distributions
 and sale of shares                0.04       7.12       8.60 1

SELECT SHARES(R) before taxes     (0.80)        --       9.68 2
Russell 2000 Index(R)              2.49       7.52       7.78 3
Schwab Small-Cap Index(R)         (1.06)     10.36      10.70 3



1 Inception: 12/3/93.
2 Inception: 5/19/97.
3 From 12/3/93.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.



                                   INVESTOR  SELECT
SHAREHOLDER FEES                    SHARES   SHARES
---------------------------------------------------
Redemption fee*                      0.75     0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------

Management fees                      0.30     0.30
Distribution (12b-1) fees            None     None
Other expenses                       0.31     0.16
                                    ---------------
Total annual operating expenses      0.61     0.46
Expense reduction                   (0.12)   (0.08)
                                    ---------------
NET OPERATING EXPENSES**             0.49     0.38
                                    ===============



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                 1 Year   3 Years  5 Years  10 Years
----------------------------------------------------
INVESTOR SHARES    $50      $183     $328      $751
SELECT SHARES      $39      $140     $250      $571



Small-Cap Index Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/00-       11/1/99-        11/1/98-       11/1/97-       11/1/96-
INVESTOR SHARES                                          10/31/01       10/31/00        10/31/99       10/31/98       10/31/97
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     21.06          17.41           15.39          17.73          13.59
                                                          ---------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.07           0.07            0.06           0.05           0.06
  Net realized and unrealized gains or losses              (2.76)          3.62            2.89          (2.33)          4.14
                                                          ---------------------------------------------------------------------
  Total income or loss from investment operations          (2.69)          3.69            2.95          (2.28)          4.20
Less distributions:
  Dividends from net investment income                     (0.08)         (0.04)          (0.06)         (0.06)         (0.06)
  Distributions from net realized gains                    (2.31)            --           (0.87)            --             --
                                                          ---------------------------------------------------------------------
  Total distributions                                      (2.39)         (0.04)          (0.93)         (0.06)         (0.06)
                                                          ---------------------------------------------------------------------
Net asset value at end of period                           15.98          21.06           17.41          15.39          17.73
                                                          =====================================================================
Total return (%)                                          (13.66)         21.22           19.96         (12.88)         31.03

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                         0.49           0.49 4          0.49           0.49           0.52
Expense reductions reflected in above ratio                 0.12           0.16            0.30           0.32           0.37
Ratio of net investment income to
 average net assets                                         0.49           0.44            0.33           0.35           0.53
Portfolio turnover rate                                       49             54              41             40             23
Net assets, end of period ($ x 1,000,000)                    804            803             452            480            410



                                                         11/1/00-       11/1/99-        11/1/98-       11/1/97-       5/19/97 1-
SELECT SHARES(R)                                         10/31/01       10/31/00        10/31/99       10/31/98       10/31/97
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     21.09          17.44           15.41          17.75          14.50
                                                          ---------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.11           0.11            0.07           0.08           0.02
  Net realized and unrealized gains or losses              (2.78)          3.61            2.90          (2.35)          3.23
                                                          ---------------------------------------------------------------------
  Total income or loss from investment operations          (2.67)          3.72            2.97          (2.27)          3.25
Less distributions:
  Dividends from net investment income                     (0.11)         (0.07)          (0.07)         (0.07)            --
  Distributions from net realized gains                    (2.31)            --           (0.87)            --             --
                                                          ---------------------------------------------------------------------
  Total distributions                                      (2.42)         (0.07)          (0.94)         (0.07)            --
                                                          ---------------------------------------------------------------------
Net asset value at end of period                           16.00          21.09           17.44          15.41          17.75
                                                          =====================================================================
Total return (%)                                          (13.56)         21.37           20.14         (12.81)         22.41 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
 to average net assets                                      0.38           0.38 5          0.38           0.38           0.38 3
Expense reductions reflected in above ratio                 0.08           0.12            0.27           0.33           0.52 3
Ratio of net investment income to
 average net assets                                         0.60           0.55            0.44           0.46           0.56 3
Portfolio turnover rate                                       49             54              41             40             23
Net assets, end of period ($ x 1,000,000)                    727            757             447            150             81


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.39% if certain non-routine expenses (proxy fees) had been included.

     The fund's goal is to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index.

SCHWAB
TOTAL STOCK MARKET INDEX FUND(R)

TICKER SYMBOLS
Investor Shares     SWTIX
Select Shares(R)    SWTSX

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.


Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 3,000 of the market's listed stocks represent about 99% of its total value. (All figures on this page are as of 12/31/01).


In terms of performance, these segments can behave somewhat differently from each other, over the short term as well as the long term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.

INDEX


THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE -- currently more than 6,000 stocks. The index weights each stock according to its market capitalization (total market value of all shares outstanding).


STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher.


Because it would be impractical to invest in every company in the U.S. stock market, the fund uses statistical sampling techniques to assemble a portfolio whose performance is expected to resemble that of the index. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions.

Like many index funds, the fund also may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.


Total Stock Market Index Fund

     With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three tiers of the market: large-, mid- and small-cap.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Because the fund encompasses stocks from across the economy, it is broadly diversified, which reduces the impact of the performance of any given industry, individual stock or market segment. But whenever any particular market segment outperforms the U.S. stock market as a whole, the fund may underperform funds that have greater exposure to that segment. Likewise, whenever U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag these investments. Because the fund gives greater weight to larger stocks, most of its performance will reflect the performance of the large-cap segment.

OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also involve risks.

For example, the fund's use of sampling may increase the gap between the performance of the fund and that of the index. Futures contracts, which the fund uses to gain exposure to stocks for its cash balances, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP: Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


00      (10.63)
01      (11.19)



BEST QUARTER: 12.24% Q4 2001
WORST QUARTER: (15.87%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                       Since
                                            1 Year   inception
--------------------------------------------------------------
INVESTOR SHARES
 Before taxes                               (11.19)   (3.12) 1
 After taxes on distributions               (11.51)   (3.43) 1
 After taxes on distributions
   and sale of shares                        (6.82)   (2.62) 1
SELECT SHARES(R) before taxes               (11.09)   (2.99) 1
Wilshire 5000 Total Market Index            (10.97)   (3.11) 2


1 Inception: 6/1/99.
2 From 6/1/99.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.


FEE TABLE (%)


                                   INVESTOR  SELECT
SHAREHOLDER FEES                    SHARES   SHARES
---------------------------------------------------
Redemption fee*                      0.75     0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------

Management fees                      0.30     0.30
Distribution (12b-1) fees            None     None
Other expenses                       0.35     0.20
                                    ---------------
Total annual operating expenses      0.65     0.50

Expense reduction                   (0.25)   (0.23)
                                    ---------------
NET OPERATING EXPENSES**             0.40     0.27
                                    ===============



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                 1 Year   3 Years  5 Years  10 Years
----------------------------------------------------
INVESTOR SHARES    $41     $183     $337      $787
SELECT SHARES      $28     $137     $257      $606



Total Stock Market Index Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                             11/1/00-       11/1/99-        6/1/991-
INVESTOR SHARES                                              10/31/01       10/31/00        10/31/99
-----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       22.49           20.87           20.00
                                                           ------------------------------------------
Income or loss from investment operations:
  Net investment income                                       0.15            0.16            0.07
  Net realized and unrealized gains or losses                (5.87)           1.56            0.80
                                                           ------------------------------------------
  Total income or loss from investment operations            (5.72)           1.72            0.87
Less distributions:
  Dividends from net investment income                       (0.15)          (0.10)             --
                                                           ------------------------------------------
Net asset value at end of period                             16.62           22.49           20.87
                                                           ==========================================
Total return (%)                                            (25.55)           8.23            4.35 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                           0.40            0.40 4          0.40 3
Expense reductions reflected in above ratio                   0.25            0.26            0.51 3
Ratio of net investment income to
 average net assets                                           0.94            0.76            0.92 3
Portfolio turnover rate                                          2               2               1
Net assets, end of period ($ x 1,000,000)                      224             218             136



                                                           11/1/00-          11/1/99-        6/1/99 1-
 SELECT SHARES(R)                                          10/31/01          10/31/00        10/31/99
-----------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                       22.52           20.89           20.00
                                                           ------------------------------------------
 Income or loss from investment operations:
   Net investment income                                       0.18            0.17            0.07
   Net realized and unrealized gains or losses                (5.87)           1.56            0.82
                                                           ------------------------------------------
   Total income or loss from investment operations            (5.69)           1.73            0.89
 Less distributions:
   Dividends from net investment income                       (0.18)          (0.10)             --
                                                           ------------------------------------------
 Net asset value at end of period                             16.65           22.52           20.89
                                                           ==========================================
 Total return (%)                                            (25.40)           8.30            4.45 2

 RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------
 Ratio of net operating expenses
  to average net assets                                        0.27            0.27 5          0.27 3
 Expense reductions reflected in above ratio                   0.23            0.24            0.47 3
 Ratio of net investment income to
  average net assets                                           1.07            0.89            1.05 3
 Portfolio turnover rate                                          2               2               1
 Net assets, end of period ($ x 1,000,000)                      257             262             149


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Would have been 0.41% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

     The fund's goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

SCHWAB
INTERNATIONAL INDEX FUND(R)

TICKER SYMBOLS
Investor Shares     SWINX
Select Shares(R)    SWISX

INTERNATIONAL STOCKS


Over the past several decades, foreign stock markets have grown rapidly. The market value of foreign stocks today represents approximately 59% of the world's total market capitalization. (All figures are as of 12/31/01.)


For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.

INDEX


THE FUND INTENDS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of the 350 largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Canada, Hong Kong and Japan -- currently 15 countries in all. Within these countries, Schwab identifies the 350 largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.


STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in transaction prices until settlement. In seeking to enhance after-tax performance, the fund may choose to realize certain capital losses and use them to offset capital gains. This strategy may help the fund reduce taxable capital gain distributions.


Like many index funds, the fund also may lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. Because any income from securities lending typically is not enough to eliminate the effect of expenses, the fund's performance normally is below that of the index.


International Index Fund

     For long-term investors who are interested in the potential rewards of international investing and who are prepared for the additional risks, this fund could be worth considering.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE PERFORMANCE OF A MIX OF INTERNATIONAL LARGE-CAP STOCKS, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of market declines.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCKS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses. International markets -- even those that are well established -- are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments -- bonds, for instance -- the fund's performance also will lag these investments.

OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, the fund may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


94            3.84
95           14.22
96            9.12
97            7.31
98           15.85
99           33.62
00          (17.59)
01          (22.74)



BEST QUARTER: 19.88% Q4 1999
WORST QUARTER: (14.93%) Q3 1998



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                    Since
                                       1 Year        5 Years      inception
--------------------------------------------------------------------------------
INVESTOR SHARES
 Before taxes                          (22.74)        1.12         3.97 1
 After taxes on distributions          (23.08)        0.69         3.49 1
 After taxes on distributions
   and sale of shares                  (13.86)        0.71         3.02 1
SELECT SHARES(R) before taxes          (22.71)         --         (0.42) 2
MSCI-EAFE(R) Index                     (21.44)        0.89        (0.50) 3
Schwab International Index(R)          (22.76)        1.50        (0.24) 3


1 Inception: 9/9/93.
2 Inception: 5/19/97.
3 From 9/9/93.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.


FEE TABLE (%)


                                   INVESTOR  SELECT
SHAREHOLDER FEES                    SHARES   SHARES
---------------------------------------------------
Redemption fee*                      1.50     1.50

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------

Management fees                      0.40     0.40
Distribution (12b-1) fees            None     None
Other expenses                       0.35     0.20
                                    ---------------
Total annual operating expenses      0.75     0.60
Expense reduction                   (0.17)   (0.13)
                                    ---------------
NET OPERATING EXPENSES**             0.58     0.47
                                    ===============



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                 1 Year   3 Years  5 Years  10 Years
----------------------------------------------------
INVESTOR SHARES    $59     $223     $400      $914
SELECT SHARES      $48     $179     $322      $738



International Index Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/00-       11/1/99-       11/1/98-        11/1/97-      11/1/96-
INVESTOR SHARES                                          10/31/01       10/31/00       10/31/99        10/31/98      10/31/97
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                     17.13          17.93           14.21          13.31         12.23
                                                          -------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.15           0.20            0.19           0.17          0.17
  Net realized and unrealized gains or losses              (4.81)         (0.85)           3.66           0.88          1.08
                                                          -------------------------------------------------------------------
  Total income or loss from investment operations          (4.66)         (0.65)           3.85           1.05          1.25
Less distributions:
  Dividends from net investment income                     (0.25)         (0.15)          (0.13)         (0.15)        (0.17)
                                                          -------------------------------------------------------------------
Net asset value at end of period                           12.22          17.13           17.93          14.21         13.31
                                                          ===================================================================
Total return (%)                                          (27.58)         (3.69)          27.31           8.02         10.33

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                         0.58           0.58 4          0.58           0.58          0.61
Expense reductions reflected in above ratio                 0.17           0.23            0.41           0.46          0.52
Ratio of net investment income to
 average net assets                                         1.14           1.60            1.24           1.35          1.36
Portfolio turnover rate                                       18             16               5              6            13
Net assets, end of period ($ x 1,000,000)                    519            637             447            428           318



                                                         11/1/00-       11/1/99-        11/1/98-       11/1/97-       5/19/97 1-
SELECT SHARES(R)                                         10/31/01       10/31/00        10/31/99       10/31/98       10/31/97
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     17.14          17.96           14.23          13.32         13.59
                                                          -------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.16           0.27            0.18           0.22          0.04
  Net realized and unrealized gains or losses              (4.80)         (0.91)           3.70           0.85         (0.31)
                                                          -------------------------------------------------------------------
  Total income or loss from investment operations          (4.64)         (0.64)           3.88           1.07         (0.27)
Less distributions:
  Dividends from net investment income                     (0.27)         (0.18)          (0.15)         (0.16)           --
                                                          -------------------------------------------------------------------
Net asset value at end of period                           12.23          17.14           17.96          14.23         13.32
                                                          ===================================================================
Total return (%)                                          (27.45)         (3.65)          27.49           8.16         (1.99) 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
 to average net assets                                      0.47           0.47 5          0.47           0.47          0.47 3
Expense reductions reflected in above ratio                 0.13           0.19            0.39           0.48          0.80 3
Ratio of net investment income to
 average net assets                                         1.25           1.71            1.57           1.49          0.17 3
Portfolio turnover rate                                       18             16               5              6            13
Net assets, end of period ($ x 1,000,000)                    616            700             449             94            50


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Would have been 0.59% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.48% if certain non-routine expenses (proxy fees) had been included.

FUND MANAGEMENT


     THE FUNDS' INVESTMENT ADVISER, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., HAS MORE THAN $146 BILLION UNDER MANAGEMENT.



The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/01.)



As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/01, these fees were 0.14% for the Schwab S&P 500 Fund, 0.22% for the Schwab 1000 Fund(R), 0.22% for the Schwab Small-Cap Index Fund(R), 0.07% for the Schwab Total Stock Market Index Fund(R), and 0.27% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.


GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of and has overall responsibility for each of the funds. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of Schwab Total Stock Market Index Fund and Schwab International Index Fund. Prior to joining the firm in November 1998, he worked for 20 years in equity index management.


Fund management

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.


For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as Schwab MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.


For more information on Schwab brokerage accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

CHOOSE A FUND AND A SHARE CLASS. Your choice may depend on the amount of your investment. Currently, e.Shares(R) are available only for the S&P 500 Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans. The minimums shown below are for each fund and share class.


                 MINIMUM INITIAL       MINIMUM ADDITIONAL          MINIMUM
SHARE CLASS      INVESTMENT            INVESTMENT                  BALANCE
-------------------------------------------------------------------------------
Investor Shares  $2,500 ($1,000 for    $500 ($100 for custodial     --
                 retirement and        accounts and investments
                 custodial accounts)   through the Automatic
                                       Investment Plan)

Select Shares(R) $50,000               $1,000                     $40,000

e.Shares         $1,000 ($500 for      $100                         --
                 retirement and
                 custodial accounts)



STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                  FEATURES
-------------------------------------------------------------------------------
Reinvestment            All dividends and capital gain distributions are
                        invested automatically in shares of your fund and share
                        class.

Cash/reinvestment       mix You receive payment for dividends, while any capital
                        gain distributions are invested in shares of your fund
                        and share class.

Cash You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described at right. Remember that e.Shares(R) are available only through SchwabLink(R). Make checks payable to Charles Schwab & Co., Inc.


Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.


When selling or exchanging shares, please be aware of the following policies:

-        A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in each fund's fee table, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- There is no redemption fee when you exchange between share classes of the same fund.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com


SCHWAB BY PHONE
Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).



TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.



SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-367-5198.



MAIL
Write to SchwabFunds at:
P.O. Box 7575
San Francisco, CA 94120-7575


IN PERSON
Visit the nearest Charles Schwab branch office.

WHEN PLACING ORDERS


With every order to buy, sell or exchange shares, you will need to include the following information:

-        Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-        When selling shares, how you would like to receive the proceeds.


Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

TRANSACTION POLICIES


THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, for each share class, after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.


Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the Schwab International Index Fund(R) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact their operations and orders that appear to be associated with short-term trading activities.

-        To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

-        To revise the redemption fee criteria.

Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(k) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

SCHWAB
EQUITY INDEX FUNDS

     PROSPECTUS
     February 28, 2002



                                                          [SCHWAB FUNDS(R) LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab S&P 500 Fund                   811-7704
Schwab 1000 Fund(R)                   811-6200
Schwab Small-Cap Index Fund(R)        811-7704
Schwab Total Stock
   Market Index Fund(R)               811-7704
Schwab International Index Fund(R)    811-7704


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
1-800-435-4000
www.schwab.com/schwabfunds

REG13644FLT-05

                      STATEMENT OF ADDITIONAL INFORMATION

                           SCHWAB EQUITY INDEX FUNDS


                              SCHWAB S&P 500 FUND
                              SCHWAB 1000 FUND(R)
                         SCHWAB SMALL-CAP INDEX FUND(R)
                    SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
                       SCHWAB INTERNATIONAL INDEX FUND(R)


                               FEBRUARY 28, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the funds at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

Schwab S&P 500 Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are series of Schwab Capital Trust (a trust), and Schwab 1000 Fund is a series of Schwab Investments (a trust).

                                TABLE OF CONTENTS


                                                                            Page
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..................    2
MANAGEMENT OF THE FUNDS...................................................   20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   28
INVESTMENT ADVISORY AND OTHER SERVICES....................................   29
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................   32
DESCRIPTION OF THE TRUSTS.................................................   33
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES.....................................................   34
TAXATION..................................................................   36
CALCULATION OF PERFORMANCE DATA...........................................   38

           INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS


The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the funds' investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


                        INVESTMENT OBJECTIVES AND INDEXES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

There is no guarantee the funds will achieve their objectives.

THE SCHWAB S&P 500 FUND'S investment objective is to seek to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


It is the Schwab S&P 500 Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.


The Schwab S&P 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Schwab S&P 500 Fund. S&P has no obligation to take the needs of the Schwab S&P 500 Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Fund shares or in the determination or calculation of the equation by which the Schwab S&P 500 Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Schwab S&P 500 Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Fund, its shareholders or any other person or entity from the use of the S&P 500(R)
Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


THE SCHWAB 1000 FUND'S investment objective is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created to represent to performance of publicly traded equity securities of the 1,000 largest U.S. companies.



To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX) or the NASDAQ/NMS and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



As of October 31, 2001, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $10 trillion. This represents approximately 89% of the total market value of all publicly traded U.S. companies, as represented by the Wilshire 5000 Total Market Index.



It is the Schwab 1000 Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



THE SCHWAB SMALL-CAP INDEX FUND'S investment objective is to seek to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.



The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index). The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).



To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or a real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



It is the Schwab Small-Cap Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.


THE SCHWAB TOTAL STOCK MARKET INDEX FUND'S investment objective is to seek to track the total return of the entire U.S. stock market.


In pursuing its objective, the fund uses the Wilshire 5000 Total Market Index to measure the total return of the U.S. stock market. The Wilshire 5000 Total Market Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index consisting of approximately 6,000 stocks as of October 31, 2001. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



It is the Schwab Total Stock Market Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.


Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.


THE SCHWAB INTERNATIONAL INDEX FUND'S investment objective is to seek to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.


The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index(R) (International Index). The International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, the market value of the company's outstanding securities must place the company among the top 350 such companies as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.

It is the Schwab International Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy.


The Schwab 1000 Index(R), Small-Cap Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining the indexes. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).


Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees, may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees may select another index for the Schwab 1000 Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund's shareholders.


A particular stock's weighting in the Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.

A particular stock's weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.


                        INVESTMENT STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.


EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.



Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.



Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.


Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund's portfolio containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the Schwab International Index Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the International Index Fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each fund's euro-denominated investments.

Securities that are acquired by a fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Schwab International Index Fund normally engages in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or securities in its index. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Schwab International Index Fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. In regards to the Schwab Total Stock Market Index Fund and Schwab Small-Cap Index Fund, because there is not currently available any futures contract tied directly to either the total return of the U.S. stock market or the funds' indices, there is no guarantee that this strategy will be successful. Each fund may enter into futures contracts for these or other reasons.


When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily as the values of the futures contracts fluctuate. This process is known as "marking-to-market". The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.


While the funds intend to purchase and sell futures contracts in order to simulate full investment in the securities comprising their respective indices, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the funds incur transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each fund normally will invest at least 80% of its assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risk than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Each fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the funds will be covered, which means that the funds will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.


Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.



Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.



In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.



Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.



REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.



RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.


A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).





SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the funds, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by a fund may cause shareholders to pay duplicative fees.


SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. For example, short sales may be used as a quantitative technique to assemble a portfolio whose performance is expected to track that of the index. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.


These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and the Schwab Small-Cap Index Fund's and the Schwab Total Stock Market Index Fund's respective positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund) may change sharply during the short term and long term.


STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

EACH OF THE SCHWAB S&P 500 FUND, SCHWAB 1000 FUND, SCHWAB SMALL-CAP INDEX FUND, AND SCHWAB INTERNATIONAL INDEX FUND MAY NOT:


1) Borrow money, except to the extent permitted under the Investment Company 1940 Act (the "1940 Act"), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

IN ADDITION, EACH OF THE SCHWAB S&P 500 FUND, SCHWAB SMALL-CAP INDEX FUND AND SCHWAB INTERNATIONAL INDEX FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

IN ADDITION, THE SCHWAB 1000 FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:


1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act;


2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).


Concentration. The SEC defines concentration as investing 25% or more of a fund's total assets in an industry or group of industries, with certain exceptions.



Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.


Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.


Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund's Board of Trustees.


Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).


6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


7)    Invest more than 15% of its net assets in illiquid securities.

IN ADDITION, THE SCHWAB SMALL-CAP INDEX FUND

1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

IN ADDITION, THE SCHWAB INTERNATIONAL INDEX FUND

1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

IN ADDITION, THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


Policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to the non-fundamental limitations illiquid securities and borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.


                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Schwab. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



                    POSITION(S)                   PRINCIPAL OCCUPATIONS,
NAME AND DATE       WITH                          AFFILIATIONS AND OTHER
OF BIRTH            THE TRUSTS                        DIRECTORSHIPS
                              INDEPENDENT TRUSTEES

DONALD F. DORWARD   Trustee of each     Chief Executive Officer, Dorward &
September 23, 1931  fund in Schwab      Associates (corporate management,
                    Capital Trust       marketing and communications consulting
                    since 1993 and      firm). From 1996 to 1999, Executive Vice
                    Schwab Investments  President and Managing Director, Grey
                    since 1991.         Advertising.


ROBERT G.           Trustee of each     Chairman, Chief Executive Officer and
HOLMES              fund in Schwab      Director, Semloh Financial, Inc.
May 15, 1931        Capital Trust       (international financial services and
                    since 1993 and      investment advisory firm).
                    Schwab Investments
                    since 1991.

DONALD R.           Trustee of each     Managing Partner, D.R. Stephens &
STEPHENS            fund in Schwab      Company (investments). Prior to 1996,
June 28, 1938       Capital Trust       Chairman and Chief Executive Officer of
                    since 1993 and      North American Trust (real estate
                    Schwab Investments  investment trust).
                    since 1991.

MICHAEL W.          Trustee of each     Chairman and Chief Executive Officer,
WILSEY              fund in Schwab      Wilsey Bennett, Inc. (truck and air
August 18, 1943     Capital Trust       transportation, real estate investment
                    since 1993 and      and management, and investments).
                    Schwab Investments
                    since 1991.

MARIANN             Trustee of each     Chairman of JDN Corporate Advisory LLL
BYERWALTER          fund in Schwab      (corporate services). From 1996 to 2001,
August 13, 1960     Capital Trust       Ms. Byerwalter was the Vice President
                    and Schwab          for Business Affairs and Chief Financial
                    Investments         Officer of Stanford University. Ms.
                    since 2000.         Byerwalter also is a Directors of
                                        America First Companies, Omaha, NE
                                        (venture capital/fund management),
                                        Redwood Trust, Inc. (mortgage finance),
                                        Stanford Hospitals and Clinics, SRI
                                        International (research), LookSmart,
                                        Ltd. (an Internet infrastructure
                                        company), PMI Group, Inc. (mortgage
                                        insurance) and Lucile Packard Children's
                                        Hospital.

WILLIAM A. HASLER   Trustee of each     Co-Chief Executive Officer, Aphton
November 22, 1941   fund in Schwab      Corporation (bio-pharmaceuticals). Prior
                    Capital Trust       to August 1998, Mr. Hasler was Dean of
                    and Schwab          the Haas School of Business at the
                    Investments         University of California, Berkeley
                    since 2000.         (higher education). Mr. Hasler also is
                                        on the Board of Directors of Solectron
                                        Corporation (manufacturing), Tenera,
                                        Inc. (services and software), Airlease
                                        Ltd. (aircraft leasing), Mission West
                                        Properties (commercial real estate) and
                                        Digital Microwave Corporation (a network
                                        equipment corporation).

GERALD B. SMITH     Trustee of each     Chairman and Chief Executive Officer and
September 28, 1950  fund in Schwab      founder of Smith Graham & Co.
                    Capital Trust       (investment advisors). Mr. Smith is also
                    and Schwab          on the Board of Directors of
                    Investments         Pennzoil-Quaker State Company (oil and
                    since 2000.         gas) and Rorento N.V. (investments -
                                        Netherlands), Cooper Industries
                                        (electrical products, tools and
                                        hardware), and is a member of the audit
                                        committee of Northern Border Partners,
                                        L.P. (energy).

                        INTERESTED TRUSTEES AND OFFICERS

CHARLES R. SCHWAB   Chairman and        Chairman, Co-Chief Executive Officer and
July 29, 1937 *     Trustee of each     Director, The Charles Schwab
                    fund in Schwab      Corporation; Chief Executive Officer and
                    Capital Trust       Director, Schwab Holdings, Inc.;
                    since 1993 and      Chairman and Director, Charles Schwab &
                    Schwab              Co., Inc., Charles Schwab Investment
                    Investments         Management, Inc.; Chairman, Schwab
                    since 1991.         Retirement Plan Services, Inc.;
                                        Director, U.S. Trust Corporation, United
                                        States Trust Company of New York;
                                        Director until July 2001, The Charles



* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.

                                        Schwab Trust Company; Chairman and
                                        Director until January 1999, Mayer &
                                        Schweitzer, Inc. (a securities brokerage subsidiary of The Charles Schwab
                                        Corporation); Director, The Gap, Inc. (a clothing retailer), Audiobase, Inc.
                                        (full-service audio solutions for the
                                        Internet), Vodaphone AirTouch PLC (a
                                        telecommunications company), Siebel
                                        Systems (a software company) and Xign,
                                        Inc. (a developer of electronic payment
                                        systems).

JOHN P. COGHLAN     President,          Vice Chairman and Executive Vice
May 6, 1951 **      Chief Executive     President, The Charles Schwab
                    Officer and         Corporation; Vice Chairman and
                    Trustee of each     Enterprise President, Retirement Plan
                    fund in Schwab      Services and Services for Investment
                    Capital Trust       Managers, Charles Schwab & Co., Inc.;
                    and Schwab          Chief Executive Officer and Director,
                    Investments         Charles Schwab Investment Management,
                    since 2000.         Inc.; President, Chief Executive Officer
                                        and Director, The Charles Schwab Trust
                                        Company; President and Director, Schwab
                                        Retirement Technologies, Inc.; Director,
                                        Charles Schwab Asset Management
                                        (Ireland) Ltd., Charles Schwab Worldwide
                                        Funds PLC, Schwab Retirement Plan
                                        Services, Inc. and Performance
                                        Technologies, Inc. (technology company).

JEREMIAH H.         Executive Vice      Executive Vice President, Investment
CHAFKIN             President,          Service Marketing, Charles Schwab & Co.,
May 9, 1959 2       Chief Operating     Inc.; Director, Charles Schwab Asset
                    Officer and         Management (Ireland) Ltd; President and
                    Trustee of each     Chief Operating Officer until December
                    fund in Schwab      2001, Charles Schwab Investment
                    Capital Trust       Management, Inc. Prior to September
                    and Schwab          1999, Mr. Chafkin was Senior Managing
                    Investments         Director, Bankers Trust Company.
                    since 2000.



** In addition to their positions with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

TAI-CHIN TUNG       Treasurer and       Senior Vice President and Chief
March 7, 1951       Principal           Financial Officer, Charles Schwab
                    Financial           Investment Management, Inc.; Vice
                    Officer             President, The Charles Schwab Trust
                                        Company. From 1994 to 1996, Ms. Tung was
                                        Controller for Robertson Stephens
                                        Investment Management, Inc.

STEPHEN B. WARD     Senior Vice         Director, Senior Vice President and
April 5, 1955       President and       Chief Investment Officer, Charles Schwab
                    Chief               Investment Management, Inc.; Chief
                    Investment          Investment Officer, The Charles Schwab
                    Officer             Trust Company.

KOJI E. FELTON      Secretary           Senior Vice President, Chief Counsel and
March 13, 1961                          Assistant Corporate Secretary, Charles
                                        Schwab Investment Management, Inc. Prior
                                        to June 1998, Mr. Felton was a Branch
                                        Chief in Enforcement at the U.S.
                                        Securities and Exchange Commission in
                                        San Francisco.



The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



At the April 24, 2001 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.



Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.



Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.



Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.



In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                                BOARD COMMITTEES



Each trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trusts; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



Each trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.



The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.



                                                                                  Pension or
                                                                                  Retirement       Total
    Name of                                                                        Benefits     Compensation
    Trustee                        Aggregate Compensation                         Accrued as     from Fund
                                         from the:                               Part of Fund     Complex
                                                                                   Expenses
                       ------------------------------------------------------
                       Schwab    Schwab    Schwab     Schwab    Schwab
                       S&P       1000      Small-     Total     International
                       500       Fund      Cap        Stock     Index
                       Fund                Index      Market    Fund
                                           Fund       Index
                                                      Fund
------------------------------------------------------------------------------------------------------------
Charles R. Schwab      0         0         0          0         0                N/A            0

Steven L. Scheid 1     0         0         0          0         0                N/A            0

Jeremiah H. Chafkin    0         0         0          0         0                N/A            0

John P. Coghlan 2      0         0         0          0         0                N/A            0

Mariann Byerwalter     9,494     8,711     2,516      1,317     2,244            N/A            146,100

Donald F. Dorward      9,494     8,711     2,516      1,317     2,244            N/A            146,100

William A. Hasler      9,494     8,711     2,516      1,317     2,244            N/A            146,100

Robert G. Holmes       9,494     8,711     2,516      1,317     2,244            N/A            146,100

Gerald B. Smith        9,494     8,711     2,516      1,317     2,244            N/A            146,100

Donald R. Stephens     9,494     8,711     2,516      1,317     2,244            N/A            146,100

Michael W. Wilsey      9,494     8,711     2,516      1,317     2,244            N/A            146,100


1 Mr. Scheid resigned from the board of trustees effective November 21, 2000. 2 Appointed to the board on November 21, 2000.

The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.



     Name of                       Dollar Range of Trustee Ownership of                   Aggregate
     Trustee                            Equity Securities in the:                           Dollar
                                                                                           Range Of
                                                                                           Trustee
                                                                                          Ownership
                                                                                         In the Fund
                                                                                           Complex
                       --------------------------------------------------------------
                       Schwab      Schwab      Schwab       Schwab      Schwab
                       S&P 500     1000        Small-       Total       International
                       Fund        Fund        Cap Index    Stock       Index
                                               Fund         Market      Fund
                                                            Index
                                                            Fund
----------------------------------------------------------------------------------------------------
Charles R. Schwab      $10,001-    Over        Over         None        Over                 Over
                       $50,000     $100,000    $100,000                 $100,000           $100,000

Jeremiah H. Chafkin    Over        None        None         None        None                 Over
                       $100,000                                                            $100,000

John P. Coghlan        $10,001-    $50,001-    $50,001-     None        $10,001-             Over
                       $50,000     $100,000    $100,000                 $50,000            $100,000

Mariann Byerwalter     None        $50,001-    None         None        None               $50,001-
                                   $100,000                                                $100,000

Donald F. Dorward      None        $50,001-    None         None        None                 Over
                                   $100,000                                                $100,000

William A. Hasler      None        None        None         None        None               $50,001-
                                                                                           $100,000

Robert G. Holmes       None        $50,001-    None         None        None                 Over
                                   $100,000                                                $100,000

Gerald B. Smith        None        None        None         None        None                 Over
                                                                                           $100,000

Donald R. Stephens     None        None        None         None        None                 Over
                                                                                           $100,000

Michael W. Wilsey      Over        None        None         None        None                 Over
                       $100,000                                                            $100,000


                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2002, the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the classes and series of each trust.



As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of any class of any of the funds:



SCHWAB S&P 500 FUND - INVESTOR SHARES
The Charles Schwab Trust Co.                                              20.56%

S&P 500 FUND - e.SHARES(R)
The Charles Schwab Trust Co.                                               8.23%

S&P 500 FUND - SELECT SHARES(R)
Schwab MarketTrack All Equity Portfolio                                    5.02%
The Charles Schwab Trust Co.                                              12.84%

S&P 1000 FUND(R) - SELECT SHARES(R)
The Charles Schwab Trust Co.                                               5.19%

SCHWAB SMALL-CAP FUND(R) - SELECT SHARES(R)
Schwab MarketTrack All Equity Portfolio                                   13.69%
Schwab MarketTrack Balanced Portfolio                                      9.59%
Schwab MarketTrack Growth Portfolio                                       13.57%
The Charles Schwab Trust Co.                                               8.53%

SCHWAB TOTAL STOCK MARKET INDEX FUND - INVESTOR SHARES
The Charles Schwab Trust Co.                                               9.11%

SCHWAB INTERNATIONAL INDEX FUND (R) - SELECT SHARES(R)
Schwab MarketTrack All Equity Portfolio                                   20.46%
Schwab MarketTrack Balanced Portfolio                                     12.07%
Schwab MarketTrack Growth Portfolio                                       16.90%

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and each trust. Schwab is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.



For its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.20% of the fund's average daily net assets not in excess of $500 million, and 0.17% of such net assets over $500 million.



Prior to February 28, 2000, for its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.36% of the fund's average daily net assets not in excess of $1 billion, 0.33% of the next $1 billion and 0.31% of such net assets over $2 billion.



For the fiscal years ended October 31, 2001, 2000, and 1999, the Schwab S&P 500 Fund paid investment advisory fees of $10,820,000, $11,534,000 and $7,536,000, respectively (fees were reduced by $2,316,000, $6,009,000 and $11,794,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, the e.Shares(R) and the Select Shares(R) will not exceed 0.35%, 0.28% and 0.19% respectively, of the average daily net assets of each class.



For its advisory and administrative services to the Schwab 1000 Fund the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab 1000 Fund paid investment advisory fees of $14,298,000, $16,517,000 and $13,006,000, respectively (fees were reduced by $756,000, $451,000 and $1,336,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the Schwab 1000 Fund will not exceed 0.46% and 0.35% respectively, of the average daily net assets of each class.



For its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.33% of the fund's average daily net assets not in excess of $500 million, and 0.28% of such net assets over $500 million.



Prior to February 28, 2000, for its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.50% of the fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Small-Cap Index Fund paid investment advisory fees of $3,395,000, $2,836,000 and $1,502,000, respectively (fees were reduced by $1,263,000, $1,623,000 and
$2,099,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, total fund annual operating expenses (excluding interest, taxes and certain non-routine) of the Investor Shares and Select Shares(R) for the Schwab Small-Cap Index Fund will not exceed 0.49% and 0.38%, respectively, of the average daily net assets of each class.



For its advisory and administrative services to the Schwab Total Stock Market Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, and 0.22% of such net assets over $500 million.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Total Stock Market Index Fund paid investment advisory fees of $348,000, $293,000 and $0 (fees were reduced by $1,067,000, $940,000 and $284,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the fund will not exceed 0.40%, and 0.27%, respectively, of the average daily net assets of each class.



For its advisory and administrative services to the Schwab International Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.43% of the average daily net assets not in excess of $500 million, and 0.38% of such net assets over $500 million.



Prior to February 28, 2001, for its advisory and administrative services to the International Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.70% of the fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab International Index Fund paid investment advisory fees of $3,395,000, $3,269,000 and $1,755,000, respectively (fees were reduced by $1,669,000, $2,327,000 and $2,625,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the Schwab International Index Fund will not exceed 0.58% and 0.47%, respectively, of the average daily net assets of each class.



The amount of the expense cap of a fund is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.



For the services performed as shareholder services agent under its contract with each share class of each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) and e.Shares'(R) average daily net assets.


                         CUSTODIANS AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston MA 02109, serves as custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund. PFPC Trust Company, 8800 Tinicum Blvd. Third Floor Suite 200, Philadelphia, PA 19153 serves as custodian to the Schwab S&P 500 Fund, Schwab 1000 Fund, and Schwab Total Stock Market Fund. SEI Investments, Mutual Fund Services, One Freedom Valley Dr. Oaks, Pennsylvania 19456, serves as fund accountant for the funds.

The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trusts and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.


In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab S&P 500 Fund paid brokerage commissions of $411,950, $556,689 and $1,266,303, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab 1000 Fund(R) paid brokerage commissions of $391,945, $676,353 and $743,826, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Small-Cap Index Fund paid brokerage commissions of $3,840,472, $1,443,453 and $858,379, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Total Stock Market Index Fund paid brokerage commissions of $74,244, $88,990 and $152,679, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab International Index Fund paid brokerage commissions of $396,361, $589,760 and $205,007, respectively.









                            DESCRIPTION OF THE TRUSTS


Each fund, except the Schwab 1000 Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990. Each fund is composed of multiple classes of shares:
Select Shares(R), Investor Shares and, for the Schwab S&P 500 Fund, e.Shares(R).


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investment, minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

    PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The funds reserve the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.


Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds that are bought and sold through third-party investment providers.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                     FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that the Schwab International Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either credit the tax against U.S. income taxes, subject to certain limitations described in the Code or deduct their pro rata share of foreign taxes, but not for alternative minimum tax purposes (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes.

The Schwab International Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund does invest in PFICs, it may elect to treat the PFIC as a "qualified fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund's shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.


                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.



If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS


Fund (Commencement of           One Year ended     Five Years ended   10 Years or
Operations)                     October 31, 2001   October 31, 2001   From Commencement
                                                                      of Operations to
                                                                      October 31, 2001
---------------------------------------------------------------------------------------
Schwab S&P 500 Fund -
  Investor Shares (5/1/96)        (25.11%)           9.60%             10.36%
   After-tax Returns:
   On Distribution                (25.36%)           9.22%             10.02%
   On Distribution and Sale       (15.26%)           7.75%              8.45%
  e.Shares(R) (5/1/96)            (25.02%)           9.70%             10.47%
  Select Shares(R) (5/19/97)      (24.97%)             -                6.78%
Schwab 1000 Fund -
  Investor Shares (4/2/91)        (25.50%)           9.59%             12.27%
  After-tax Returns:
   On Distribution                (25.69%)           9.21%             11.71%
   On Distribution and Sale       (15.50%)           7.73%             10.24%
  Select Shares (5/19/97)         (25.40%)             -                7.06%
Schwab Small-Cap Index Fund -
  Investor Shares (12/3/93)       (13.66%)           7.46%              8.96%
   After-tax Returns:
   On Distribution                (15.82%)           6.58%              8.32%
   On Distribution and Sale        (6.12%)           6.05%              7.44%
  Select Shares (5/19/97)         (13.56%)             -                6.89%
Schwab Total Stock Market
   Index Fund
  Investor Shares (6/1/99)         (25.55%)            -               (6.89%)
   After-tax Returns:
   On Distribution                 (25.77%)            -               (7.07%)
   On Distribution and Sale        (15.53%)            -               (5.52%)
  Select Shares (6/1/99)           (25.40%)            -               (6.76%)
Schwab International Index
Fund -
  Investor Shares (9/9/93)         (27.58%)          1.14%              3.57%
   After-tax Returns:
   On Distribution                 (28.01%)          0.68               3.14%
   On Distribution and Sale        (16.72%)          0.73               2.71%
  Select Shares (5/19/97)          (27.45%)            -               (1.27%)



Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.

Name of Fund (Commencement of Operations)                Cumulative Total Return
-----------------------------------------                -----------------------
Schwab S&P 500 Fund -
   Investor Shares (5/1/96)                                           72.04%
   e.Shares(R) (5/1/96)                                               72.97%
   Select Shares (5/19/97)                                            33.91%
Schwab 1000 Fund -
   Investor Shares (4/2/91)                                          238.21%
   Select Shares (5/19/97)                                            35.49%
Schwab Small-Cap Fund -
   Investor Shares (12/3/93)                                          97.18%
   Select Shares (5/19/97)                                            34.53%
Schwab Total Stock Market Index Fund  -
   Investor Shares (6/1/99)                                          (15.92%)
   Select Shares (6/1/99)                                            (15.62%)
Schwab International Index Fund  -
   Investor Shares (9/9/93)                                           33.03%
   Select Shares (5/19/97)                                            (5.53%)


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                 TAX EFFICIENCY

Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the investment adviser of the Schwab 1000, International and Total Stock Market Funds employs specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each fund's portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the composition of a fund's index holdings as compared to the index. By deferring or avoiding the realization of capital gains, where possible, until an investor sells shares, unrealized gains can accumulate in a fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.

The Schwab 1000, International and Total Stock Market Funds may refer to recent studies that analyze certain techniques and strategies these funds may use to promote the advantages of investing in a series that is part of a large, diverse mutual fund complex. From time to time, a fund may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the funds. In addition, such advertisements may include comparisons of the funds' performance against that of investment products that do not employ the funds' policy of seeking to limit capital gains.

SCHWAB
MARKETMANAGER PORTFOLIOS(R)



    PROSPECTUS
    February 28, 2002




    GROWTH PORTFOLIO

    BALANCED PORTFOLIO

    SMALL CAP PORTFOLIO

    INTERNATIONAL PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                          [SCHWAB FUNDS(R) LOGO]

SCHWAB
MARKETMANAGER PORTFOLIOS(R)

     ABOUT THE PORTFOLIOS


      4 Growth Portfolio
      8 Balanced Portfolio
     12 Small Cap Portfolio
     16 International Portfolio
     20 Portfolio Management



     INVESTING IN THE PORTFOLIOS


     22 Buying Shares
     23 Selling/exchanging shares
     24 Transaction policies
     25 Distributions and taxes



IMPORTANT NOTICE TO SHAREHOLDERS

A Special Meeting of Shareholders will be held on or about May 28, 2002, for the purpose of voting on the following proposals to implement the conversion of the MarketManagers Portfolios from a "multi-fund" strategy to a "multi-manager" strategy:

1. To authorize Charles Schwab Investment Management, Inc. ("CSIM"), subject to the approval of the Board of Trustees, to hire, terminate or replace investment sub-advisers without shareholder approval.

2. To approve an amendment to the Investment Advisory and Administration Agreement with CSIM.

3.   To approve new investment sub-advisory agreements.

4. To amend the fundamental investment objectives of the Growth Portfolio and Balanced Portfolio.

The close of business on February 28, 2002 was designated as the record date for determining those shareholders entitled to notice of the meeting (and any adjournments thereof) and entitled to vote at the meeting. If you become a shareholder after February 28, 2002, you will not be entitled to vote at the special meeting. As set forth in the proxy materials, action taken at the special meeting will affect your portfolio.

It is currently anticipated that if shareholders approve the proposals, the changes will become effective shortly after the meeting, but no sooner than June 1, 2002.

ABOUT THE PORTFOLIOS

The portfolios in this prospectus share a "multi-fund" investment strategy. Each portfolio invests primarily in a combination of other actively managed funds. Each portfolio's mix of underlying funds is strategically chosen with a specific goal in mind.

By using a multi-fund strategy, the portfolios can provide exposure to a variety of mutual funds in a single investment. This strategy may help to produce a high level of diversification among securities and industries. As a result, the portfolios may reduce the risks associated with investing in a single fund, fund company or investment style.

The portfolio manager analyzes economic conditions to identify promising areas for investment. They review funds according to their investment objectives and policies, and use quantitative techniques to measure their past performance, volatility and expenses. The manager then chooses each underlying fund by analyzing its investment style and gaining firsthand knowledge from its manager.


The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

     The portfolio seeks capital growth.

SCHWAB
MARKETMANAGER GROWTH PORTFOLIO


TICKER SYMBOL     SWOGX

ASSET ALLOCATION
AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes. The Growth Portfolio's allocation is designed to provide the growth opportunities of stock investing while tempering volatility with bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.

                   Target       Allocation
                 allocation    flexibility
-------------------------------------------
STOCK FUNDS        80%           65-95%
  large-cap        35%
  small-cap        20%
  international    25%
BOND FUNDS         15%           0-30%
MONEY MARKET
FUNDS               5%           0-35%


STRATEGY


TO PURSUE ITS GOAL, THE PORTFOLIO GENERALLY INVESTS AT LEAST 65% OF ITS ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.


The portfolio invests in stock, bond and money market funds, which the manager chooses within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the manager determines whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio manager may allocate its investments among large-cap, small-cap and international stock funds. Within the bond fund allocation, the manager allocates investments among bond funds primarily based on the maturities and credit quality of their holdings.


In choosing the underlying funds, the portfolio manager seeks clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/01, the portfolio included 35 underlying funds. The portfolio's turnover rate reflects portfolio changes to take advantage of market volatility.


Growth Portfolio

     When you are investing for the long term, a portfolio that emphasizes stock investments in its asset allocation may make sense for you.


MAIN RISKS

THE STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE AN EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.


MANY OF THE RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH STOCK FUNDS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.


TO THE EXTENT THAT THE PORTFOLIO INVESTS IN BOND FUNDS, A MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by the underlying funds go into default. To minimize this risk, the portfolio intends to invest in bond funds that invest primarily in investment-grade quality debt securities. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

OTHER RISK FACTORS

Because the portfolio manager has no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if the managers of the underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]



97     18.36
98     15.15
99     35.65
00    (11.97)
01     (8.67)




BEST QUARTER:    25.72%  Q4 1999
WORST QUARTER:  (15.66%) Q3 2001




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01



                                                            Since
                                     1 Year   5 Years     inception
----------------------------------------------------------------------
PORTFOLIO
 Before taxes                         (8.67)    8.25         8.21 1
 After taxes on distributions         (9.01)    5.62         5.53 1
 After taxes on distributions
 and sale of shares                   (5.28)    5.81         5.73 1
S&P 500(R) Index                     (11.89)   10.70        10.58 2
Lehman Brothers
Aggregate Bond Index                   8.44     7.43         7.20 2



1   Inception: 11/18/96.
2   From 11/18/96.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)

SHAREHOLDER FEES
------------------------------------------------------------

                                                        None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                         0.54
Distribution (12b-1) fees                               None
Other expenses                                          0.35
                                                       -----
Total annual operating expenses                         0.89

Expense reduction                                      (0.39)
                                                       -----
NET OPERATING EXPENSES*                                 0.50
                                                       =====



* Guaranteed by Schwab and the investment adviser through 02/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


 EXPENSES ON A $10,000 INVESTMENT


 1 Year        3 Years        5 Years      10 Years
----------------------------------------------------
$51             $245           $455$        1,060


Growth Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                   11/1/00-     11/1/99-     11/1/98-    11/1/97-      11/18/96 1-
                                                   10/31/01     10/31/00     10/31/99    10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period              13.89        14.06         11.43        11.60        10.00
                                                    --------------------------------------------------------------
 Income or loss from investment operations:
   Net investment income                             0.38         0.38          0.16         0.32         0.08
   Net realized and unrealized gains or losses      (3.21)        1.55          2.91         0.11         1.66
                                                    --------------------------------------------------------------
   Total income or loss from investment operations  (2.83)        1.93          3.07         0.43         1.74
Less distributions:
   Dividends from net investment income             (0.46)       (0.33)        (0.16)       (0.29)       (0.14)
   Dividends in excess of net investment income        --           --         (0.05)          --           --
   Distributions from net realized gains            (1.40)       (1.77)        (0.23)       (0.31)          --
                                                    --------------------------------------------------------------
   Total distributions                              (1.86)       (2.10)        (0.44)       (0.60)       (0.14)
                                                    --------------------------------------------------------------
 Net asset value at end of period                    9.20        13.89         14.06        11.43        11.60
                                                    ==============================================================
 Total return (%)                                  (22.81)       12.98         27.38         3.87        17.60 2


 RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets 5                               0.50         0.50 4        0.50         0.50         0.50 3
 Expense reductions reflected in above ratio         0.39         0.38          0.43         0.67         0.77 3
 Ratio of net investment income to
  average net assets                                 3.27         2.34          1.23         2.66         2.07 3
 Portfolio turnover rate                              145          179           284          384          192
 Net assets, end of period ($ x 1,000,000)            176          248           181          152          124



1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.
5 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

     The portfolio seeks capital growth and income.

SCHWAB
MARKETMANAGER BALANCED PORTFOLIO

TICKER SYMBOL     SWOBX

ASSET ALLOCATION
AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.


                  Target        Allocation
                allocation     flexibility
-------------------------------------------
STOCK FUNDS        60%           50-70%
  large-cap        30%
  small-cap        15%
  international    15%
BOND FUNDS         35%           25-45%
MONEY MARKET
FUNDS               5%            0-25%



STRATEGY


TO PURSUE ITS GOAL, THE PORTFOLIO GENERALLY INVESTS AT LEAST 65% OF ITS ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.


The portfolio invests in stock, bond and money market funds, which the manager chooses within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the manager determines whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio manager may allocate its investments among large-cap, small-cap and international stock funds. Within the bond fund allocation, the manager allocates investments among bond funds primarily based on the maturities and credit quality of their holdings.


In choosing the underlying funds, the portfolio manager seeks clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/01, the portfolio included 36 underlying funds. The portfolio's turnover rate reflects portfolio changes to take advantage of market volatility.



Balanced Portfolio

     Long-term investors seeking a blend of growth and income investments may want to consider this portfolio.


MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE A SIGNIFICANT EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.

TO THE EXTENT THAT THE PORTFOLIO HAS EXPOSURE TO A GIVEN TYPE OF MUTUAL FUND, IT TAKES ON THE ASSOCIATED RISKS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. The values of certain types of stocks, such as small-cap stocks or international stocks, may fluctuate more widely than others.

WITH BOND FUNDS, ONE MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by its underlying funds go into default. Economic conditions can cause bond markets to fall in anticipation of greater risk of default, in which case funds that emphasize lower-quality bonds could suffer disproportionate losses. To minimize this risk, the portfolio intends to invest primarily in bond funds that invest primarily in investment-grade quality debt securities. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

OTHER RISK FACTORS

Because the portfolio manager has no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if the managers of the underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR GRAPH]



97         16.51
98         13.59
99         25.77
00         (5.16)
01         (4.97)





BEST QUARTER:    18.58%  Q4 1999
WORST QUARTER:  (10.97%) Q3 2001




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01



                                                       Since
                                1 Year    5 Years    inception
--------------------------------------------------------------
PORTFOLIO
 Before taxes                    (4.97)    8.45       8.37 1
 After taxes on distributions    (5.78)    5.94       5.82 1
 After taxes on distributions
 and sale of shares              (3.02)    5.86       5.76 1
S&P 500(R) Index                (11.89)   10.70      10.58 2
Lehman Brothers
Aggregate Bond Index              8.44     7.43       7.20 2



1 Inception: 11/18/96.
2 From 11/18/96.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)

SHAREHOLDER FEES
----------------------------------------------------------------

ANNUAL OPERATING EXPENSES (% of average net assets)      None
----------------------------------------------------------------
Management fees                                          0.54
Distribution (12b-1) fees                                None
Other expenses                                           0.35
                                                        -----
Total annual operating expenses                          0.89


Expense reduction                                       (0.39)
                                                        -----
NET OPERATING EXPENSES*                                  0.50
                                                        =====


* Guaranteed by Schwab and the investment adviser through 02/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


 1 Year        3 Years        5 Years      10 Years
------------------------------------------------------
   $51           $245          $455         $1,060



Balanced Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).





                                                   11/1/00-     11/1/99-     11/1/98-     11/1/97-     11/18/96 1-
                                                   10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period               13.44       13.44        11.36        11.38         10.00
                                                    --------------------------------------------------------------
 Income or loss from investment operations:
   Net investment income                              0.43        0.45         0.27         0.36          0.17
   Net realized and unrealized gains or losses       (2.12)       1.18         2.11         0.18          1.34
                                                    --------------------------------------------------------------
   Total income or loss from investment operations   (1.69)       1.63         2.38         0.54          1.51
 Less distributions:
   Dividends from net investment income              (0.52)      (0.35)       (0.28)       (0.34)        (0.13)
   Dividends in excess of net investment income         --          --        (0.02)          --            --
   Distributions from net realized gains             (1.11)      (1.28)          --        (0.22)           --
                                                    --------------------------------------------------------------
   Total distributions                               (1.63)      (1.63)       (0.30)       (0.56)        (0.13)
                                                    --------------------------------------------------------------
 Net asset value at end of period                    10.12       13.44        13.44        11.36         11.38
                                                    ==============================================================
 Total return (%)                                   (13.95)      12.00        21.28         4.89         15.27 2


 RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets 5                                  0.50        0.50 4       0.50         0.50          0.50 3
 Expense reductions reflected in above ratio            0.39        0.39         0.45         0.69          0.95 3
 Ratio of net investment income to
  average net assets                                    3.67        3.18         2.20         3.21          3.03 3
 Portfolio turnover rate                                  95         114          244          353           171
 Net assets, end of period ($ x 1,000,000)               118         153          122           93            61






1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.
5 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

     The portfolio seeks long-term capital appreciation.

SCHWAB
MARKETMANAGER SMALL CAP PORTFOLIO


TICKER SYMBOL     SWOSX



SMALL-CAP STOCKS
AND CAPITAL GROWTH

Small-cap companies are those whose market capitalization places them at the smaller end of the spectrum of publicly traded companies.

There are thousands of small-cap companies, which historically have made up approximately 20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying high market enthusiasm.


STRATEGY


TO PURSUE ITS GOAL, THE PORTFOLIO GENERALLY INVESTS AT LEAST 65% OF ITS ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. The portfolio also has a policy of investing at least 65% of its assets in small-cap stock funds. Typically, the actual percentages for both policies are considerably higher.


The portfolio manager regularly reviews the small-cap segment of the market to identify sectors or industries that offer the greatest potential for growth. The manager then screens the universe of small-cap funds based on a combination of quantitative measures -- past performance, volatility, expenses -- and qualitative evaluations of their investment objectives, management teams and current holdings.


The portfolio manager meets frequently with the management teams of those small-cap funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio manager seeks clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/01, the portfolio included 30 underlying funds.
The portfolio's turnover rate reflects portfolio changes to take advantage of market volatility.


Because the small-cap market can be volatile, the portfolio manager monitors and adjusts the portfolio as necessary. In so doing, he seeks to anticipate upcoming markets as well as respond to current conditions.


Small Cap Portfolio

     For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH SMALL-CAP STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCK FUNDS HAVE BEEN RISKIER THAN FUNDS THAT FOCUS ON LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, during any period when small-cap stock funds perform less well than funds that focus on other types of stocks or other types of investments -- bonds, for instance -- the portfolio's performance also will lag those investments.

OTHER RISK FACTORS

Because the portfolio manager has no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if the managers of the underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR GRAPH]



98         0.61
99        37.88
00       (11.36)
01        (0.09)



BEST QUARTER:    24.78%  Q4 1999
WORST QUARTER:  (21.01%) Q3 2001




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01



                                                Since
                                   1 Year     inception
-------------------------------------------------------
PORTFOLIO
 Before taxes                       (0.09)    4.63 1
 After taxes on distributions       (0.24)    2.99 1
 After taxes on distributions
 and sale of shares                 (0.01)    3.00 1
Russell 2000 Index                   2.49     3.75 2



1 Inception: 9/16/97.
2 From 9/16/97.


PORTFOLIO FEES AND EXPENSES
The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)

SHAREHOLDER FEES
------------------------------------------------------------


                                                       None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                        0.54
Distribution (12b-1) fees                              None
Other expenses                                         0.37
                                                      -----
Total annual operating expenses                        0.91
Expense reduction                                     (0.41)
                                                      -----
NET OPERATING EXPENSES*                                0.50
                                                      =====



* Guaranteed by Schwab and the investment adviser through 02/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


 1 Year        3 Years        5 Years      10 Years
---------------------------------------------------
  $51            $249          $464        $1,082




Small Cap Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                   11/1/00-     11/1/99-     11/1/98-     11/1/97-     11/18/96 1-
                                                   10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period               12.27        11.04       8.51           9.93       10.00
                                                    --------------------------------------------------------------
 Income or loss from investment operations:
   Net investment income                              0.41         0.39       0.24           0.21        0.02
   Net realized and unrealized gains or losses       (2.68)        1.30       2.34          (1.36)      (0.09)
                                                    --------------------------------------------------------------
   Total income or loss from investment operations   (2.27)        1.69       2.58          (1.15)      (0.07)
 Less distributions:
   Dividends from net investment income              (0.55)       (0.39)     (0.05)         (0.21)         --
   Dividends in excess of net investment income         --        (0.07)        --          (0.03)         --
   Distributions from net realized gains             (0.72)          --         --          (0.03)         --
                                                    --------------------------------------------------------------
   Total distributions                               (1.27)       (0.46)     (0.05)         (0.27)         --
                                                    --------------------------------------------------------------
 Net asset value at end of period                     8.73        12.27      11.04           8.51        9.93
                                                    ==============================================================
 Total return (%)                                   (19.99)       15.17      30.38         (11.84)      (0.70) 2


 RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets 5                                0.50         0.50 4     0.50          0.50         0.50 3
 Expense reductions reflected in above ratio          0.41         0.41       0.51          0.69         0.75 3
 Ratio of net investment income to
  average net assets                                  4.17         2.86       2.23          2.65         1.29 3
 Portfolio turnover rate                               172          128        145           166           10
 Net assets, end of period ($ x 1,000,000)             111          162        123           129          207



1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.
5 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

     The portfolio seeks long-term capital appreciation.

SCHWAB
MARKETMANAGER INTERNATIONAL PORTFOLIO


TICKER SYMBOL     SWOIX


INTERNATIONAL STOCK FUNDS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one mutual fund to maintain expertise in all industries and regions. The multi-fund approach offers a potential solution by allowing the portfolio manager to assemble a combination of underlying funds whose strengths lie in different areas.


STRATEGY


TO PURSUE ITS GOAL, THE PORTFOLIO GENERALLY INVESTS AT LEAST 65% OF ITS ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. The portfolio also has a policy of investing at least 65% of its assets in international stock funds. Typically, the actual percentages for both policies are considerably higher.


The portfolio manager analyzes global economic trends to target regions and countries that offer the greatest potential for growth. Based on their findings, they develop a country-by-country allocation that focuses typically on developed markets but also may include emerging markets. The manager then screens the universe of international stock funds based on a combination of quantitative measures -- past performance, volatility, expenses -- and qualitative evaluations of their investment objectives, country weightings, sector diversification, management teams and current holdings.


The portfolio manager meets frequently with the management teams of those international stock funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio manager seeks clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/01, the portfolio included 16 underlying funds.


Because international markets can be volatile, the portfolio manager monitors and adjusts the portfolio as necessary. In so doing, he seeks to anticipate upcoming markets as well as respond to current conditions.


International Portfolio

     International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH INTERNATIONAL STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCK FUNDS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses for the underlying funds. International markets -- even those that are well established -- are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, during any period when international stock funds perform less well than funds that focus on other types of stocks or other types of investments -- bonds, for instance -- the portfolio's performance also will lag those investments.

OTHER RISK FACTORS

Because the portfolio manager has no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if the managers of the underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, such as certain foreign currency transactions, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-    may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


97          6.81
98         13.29
99         74.82
00        (14.42)
01        (14.16)



BEST QUARTER:    41.67%  Q4 1999
WORST QUARTER:  (16.35%) Q3 1998




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01



                                                    Since
                               1 Year   5 Years    inception
-------------------------------------------------------------
PORTFOLIO
 Before taxes                  (14.16)    9.22      9.48 1
 After taxes on distributions  (15.34)    6.73      6.94 1
 After taxes on distributions
 and sale of shares             (7.70)    6.76      6.93 1
MSCI EAFE Index                (21.44)    0.89      1.04 2



1 Inception: 10/16/96.
2 From 10/16/96.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)


SHAREHOLDER FEES
---------------------------------------------------
Redemption fee*                               1.50

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------
Management fees                               0.54
Distribution (12b-1) fees                     None
Other expenses                                0.34
                                             -----
Total annual operating expenses               0.88
Expense reduction                            (0.38)
                                             -----
NET OPERATING EXPENSES**                      0.50
                                             =====



* Charged only on shares you sell 180 days or less after buying them and paid directly to the portfolio.
** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


 1 Year        3 Years        5 Years      10 Years
---------------------------------------------------
  $51            $243          $450         $1,049



International Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's recent financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).




                                                   11/1/00-     11/1/99-     11/1/98-     11/1/97-     11/1/96-
                                                   10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period              15.53       14.84         10.58        10.86        9.91
                                                    --------------------------------------------------------------
 Income or loss from investment operations:
   Net investment income                              0.73        0.53          0.11         0.34        0.17
   Net realized and unrealized gains or losses       (3.90)       2.49          4.28         0.02        0.95
                                                    --------------------------------------------------------------
   Total income or loss from investment operations   (3.17)       3.02          4.39         0.36        1.12
 Less distributions:
   Dividends from net investment income              (0.74)      (0.49)        (0.11)       (0.33)      (0.17)
   Dividends in excess of net investment income      (0.03)         --         (0.02)       (0.01)         --
   Distributions from net realized gains             (0.79)      (1.84)           --        (0.30)         --
                                                    --------------------------------------------------------------
 Total distributions                                 (1.56)      (2.33)        (0.13)       (0.64)      (0.17)
                                                    --------------------------------------------------------------
 Net asset value at end of period                    10.80       15.53         14.84        10.58       10.86
                                                    ==============================================================
 Total return (%)                                   (22.41)      18.61         41.92         3.55       11.47


 RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets 2                                0.50        0.50 1        0.50         0.50        0.50
 Expense reductions reflected in above ratio          0.38        0.39          0.47         0.70        0.80
 Ratio of net investment income to
  average net assets                                  5.13        1.94          0.94         2.96        1.40
 Portfolio turnover rate                                51          80           249          236         179
 Net assets, end of period ($ x 1,000,000)             215         278           104           74          81




1 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

PORTFOLIO MANAGEMENT


THE PORTFOLIOS' INVESTMENT ADVISER, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., HAS MORE THAN $146 BILLION UNDER MANAGEMENT.



The investment adviser for the Schwab MarketManager Portfolios(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/01.)



As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketManager Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/01, these fees were 0.40% for the Growth Portfolio, 0.39% for the Balanced Portfolio, 0.38% for the Small Cap Portfolio and 0.41% for the International Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.


The Schwab MarketManager Portfolios may invest in the Excelsior Funds without limitation, just as the Schwab MarketManager Portfolios can invest without limitation in affiliated SchwabFunds. The advisers to the Excelsior Funds are United States Trust Company of New York, U.S. Trust Company (Connecticut) and/or other subsidiaries of U.S. Trust Corporation (U.S. Trust). U.S. Trust and Charles Schwab Investment Management, Inc. are under the common control of The Charles Schwab Corporation.


JEFFREY MORTIMER, CFA, a vice president of the investment adviser, is responsible for the overall management of the Schwab MarketManager Portfolios. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.




Portfolio management

INVESTING IN THE PORTFOLIOS

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolios.


For example, when you sell shares in a portfolio, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as Schwab MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.



For more information on Schwab brokerage accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.



BUYING SHARES

Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the portfolios' policies, to buy, sell and exchange shares of the portfolios. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

CHOOSE A PORTFOLIO, then decide how much you want to invest.

                             MINIMUM INITIAL            MINIMUM ADDITIONAL
PORTFOLIO                    INVESTMENT                 INVESTMENT
--------------------------------------------------------------------------------
Growth Portfolio             $1,000 ($500 for           $500 ($100 for custodial
Balanced Portfolio           retirement and custodial   accounts and investments
                             accounts)                  through the Automatic
                                                        Investment Plan)

Small Cap Portfolio          $2,500 ($1,000 for         $500 ($100 for custodial
International Portfolio      retirement and custodial   accounts and investments
                             accounts)                  through the Automatic
                                                        Investment Plan)


STEP 2

CHOOSE AN OPTION FOR PORTFOLIO DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
--------------------------------------------------------------------------------
Reinvestment           All dividends and capital gain distributions are invested
                       automatically in shares of your portfolio.

Cash/                  You receive payment for dividends, while any capital gain
reinvestment mix       distributions are invested in shares of your portfolio.

Cash You receive payment for all dividends and capital gain distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.



Investing in the portfolios

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A PORTFOLIO.

When selling or exchanging shares, please be aware of the following policies:

-    A portfolio may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in its fee table, the International Portfolio charges a redemption fee, payable to the portfolio, on the sale or exchange of any of its shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, the portfolio will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- The portfolios reserve the right to honor redemptions in portfolio securities.


- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the portfolio and share class into which you are exchanging.


- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com


SCHWAB BY PHONE
Automated voice service at or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).



TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.



SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-367-5198.



MAIL
Write to SchwabFunds at:
P.O. Box 7575
San Francisco, CA 94120-7575


IN PERSON
Visit the nearest Charles Schwab branch office.

WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-    Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the portfolio whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.


- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.



- For exchanges, the name and share class (if applicable) of the portfolio into which you want to exchange and the distribution option you prefer.


-    When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

DAILY NAV REPORTING

Each day, reporting services, such as newspapers, may publish the share prices of mutual funds from the close of business on the previous day. For multi-fund portfolios, these prices are generally reported one day behind other mutual funds. This is because a multi-fund portfolio uses the share prices of its underlying funds to calculate its NAV, and this information is typically received and calculated after the publishing deadlines of reporting services. Each portfolio still calculates its share price daily, and this is the price at which you may buy and sell shares each business day.

TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the portfolio receives your order from your investment provider. However, some investment providers may arrange with the portfolio for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.


Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of the portfolios' securities may change on days when it is not possible to buy or sell shares of the portfolios.


THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities.

-    To change or waive a portfolio's investment minimums.

- To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-    To withdraw or suspend any part of the offering made by this prospectus.

-    To revise the redemption fee criteria for the International Portfolio.




Investing in the portfolios

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.



AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.


UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(k) OR OTHER TAX-ADVANTAGED ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a portfolio just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a portfolio makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

NOTES

NOTES

SCHWAB
MARKETMANAGER PORTFOLIOS(R)

     PROSPECTUS
     February 28, 2002

                                                          [SCHWAB FUNDS(R) LOGO]

TO LEARN MORE

This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


SEC FILE NUMBER
Schwab MarketManager Portfolios(R)    811-7704



SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov



SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
1-800-435-4000
www.schwab.com/schwabfunds

                       STATEMENT OF ADDITIONAL INFORMATION

                       SCHWAB MARKETMANAGER PORTFOLIOS(R)
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                               SMALL CAP PORTFOLIO
                             INTERNATIONAL PORTFOLIO
                                FEBRUARY 28, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 28, 2002 (as amended from time to time).


To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The portfolios' most recent annual report is a separate document supplied with the SAI and includes the portfolios' audited financial statements, which are incorporated by reference into this SAI.

The portfolios are a series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS

                                                                                                 Page
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS..........................................................................    2
MANAGEMENT OF THE PORTFOLIOS...................................................................   22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................   29
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................   30
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................   32
DESCRIPTION OF THE TRUST.......................................................................   33
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES..........................................................................   34
TAXATION.......................................................................................   37
CALCULATION OF PERFORMANCE DATA................................................................   39

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each portfolio's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a portfolio means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a portfolio are represented at the meeting or (b) more than 50% of the outstanding voting shares of a portfolio. There is no guarantee the portfolios will achieve their objectives.

GROWTH PORTFOLIO seeks capital growth with less volatility than a portfolio comprised entirely of stock funds.

BALANCED PORTFOLIO seeks capital growth and income with less volatility than the Growth Portfolio.

SMALL CAP PORTFOLIO seeks long-term capital appreciation.

INTERNATIONAL PORTFOLIO seeks long-term capital appreciation.

The following investment securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.


          UNDERLYING FUND INVESTMENTS, SECURITIES, STRATEGIES AND RISKS


The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. However, the portfolios do not intend to pay any sales loads or transaction fees when buying underlying funds.


Each portfolio will normally invest at least 65% of its assets in other mutual funds, including those available through Schwab's Mutual Fund OneSource(R) service.


The portfolios intend to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission ("SEC"). Mutual fund investments for each portfolio are currently restricted under federal regulations, and therefore, the extent to which a portfolio may invest in another mutual fund may be limited. In addition, the portfolios intend to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

With respect to investments in other mutual funds, the SEC has granted the portfolios an exemption from the limitations of the Investment Company Act of 1940 (the "1940 Act") restricting the amount of securities of underlying mutual funds that the portfolios may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over its underlying funds. The conditions apply only when a portfolio and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, each of the portfolios and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to control that company. This limitation is measured at the time the investment is made. The exemption also allows the portfolios to invest in affiliated funds under certain conditions.


OTHER TYPES OF FUNDS in which the portfolios may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a portfolio. For example, hedge funds typically require first-time investors to keep their investment in a hedge fund for at least one year. This means a portfolio would not be able to sell its shares of a hedge fund until such time had past. Each portfolio will normally invest no more than 35% of its assets in these other funds.


STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio or an underlying fund. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.


The Growth Portfolio will normally invest at least 65% of its assets in stock funds.


SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. For full disclosure of the risks of small-cap stock funds, please refer to this later in the document. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.


The Small Cap Portfolio will normally invest at least 65% of its assets in small-cap stock (equity) funds.


INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. For more discussion of the risks of international stock funds, please refer to the section on foreign securities later in the document.


The International Portfolio will normally invest at least 65% of its assets in international stock (equity) funds.


SECTOR FUNDS are a sub-category of stock funds and typically seek capital appreciation. Sector funds invest in narrow segments of the economy, such as biotechnology, natural resources, automotive and real estate. Because these funds invest in narrow segments of the economy, they may experience higher price volatility and more exposure to industry risk than more diversified funds. Industry risk is the risk that the companies of a particular industry will experience a decline in the price of their stock. Sometimes a negative economic condition will affect a single industry or group of industries. For example, the automotive industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may affect the sale of automobiles and impact the value of the industries' securities. Diversifying investments across industries can help to reduce the industry risk of a portfolio.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.


The portfolios intend to invest in bond funds that invest primarily in investment-grade debt securities, including U.S. government securities. The Balanced Portfolio will normally invest at least 25% of its assets in bond funds.


INTERNATIONAL BOND FUNDS seek high current income by investing primarily in debt securities of foreign issuers. Global bond funds invest primarily in debt securities of all issuers, both domestic and foreign. International and global bond funds generally make similar types of investments and employ similar types of investment techniques as other bond funds, except they focus on debt securities of foreign issuers. Some international bond and global bond funds may invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to risks associated with international investing. International and global bond funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. For more discussion of the risks of international bond funds, please refer to the section on foreign securities later in the document.

BALANCED FUNDS must invest at least 25% of their assets in debt securities, and typically also invest substantial amounts in stocks. The stock portion of a balanced fund has the risk associated with stock investments, and the bond portion has the risks associated with bond investments.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than fund shares, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a portfolio or underlying fund will earmark or segregate assets to cover such borrowings in accordance with positions of the SEC.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. While each portfolio does not intend to concentrate its investments, it may indirectly concentrate in a particular industry or group of industries if its underlying fund investments are so concentrated. Each portfolio will invest 25% or more of its total assets in other investment companies, which are not considered an industry for purposes of concentration.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs", but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer a greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses.

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.

Each portfolio and underlying fund may invest in investment-grade securities that are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A portfolio will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a portfolio or underlying fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a portfolio or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio or underlying fund is a series of an open-end investment management company. Each portfolio or underlying fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.


EMERGING MARKETS DEBT FUNDS may normally invest primarily in debt obligations issued by governments, government-related agencies and corporate issuers located in emerging markets around the world. These emerging-market securities may be denominated in foreign currencies or the U.S. dollar. These funds generally invest without limit in debt securities rated below investment-grade; but may also invest in investment-grade debt. Risks of investing in emerging markets debt funds, as with all foreign securities, include political and economic uncertainties of foreign countries as well as the risk of currency fluctuations. These risks are magnified in countries with emerging markets since these countries may have less stable governments and less established markets and economies, and may be more susceptible to market downturns.



EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.



Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.


Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio or underlying fund to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a portfolio or underlying fund.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause a portfolio to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the portfolios and underlying funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each portfolio's euro-denominated investments.

Securities that are acquired by a portfolio or underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the portfolio or underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the portfolio or underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio or underlying fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or underlying fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the portfolio or underlying fund could sustain a loss.

Underlying funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of a portfolio.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio or an underlying fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

Each portfolio or underlying fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio or underlying fund may purchase futures contracts. Such transactions allow the portfolio's or underlying fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a portfolio or underlying fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A portfolio or underlying fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws. Underlying funds may have the same or different arrangements.

While a portfolio intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a portfolio to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a portfolio had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a portfolio incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a portfolio also invests in futures in order to simulate full investment, these same risks apply.

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
When interest rates are rising or securities prices are falling, a portfolio or underlying fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a portfolio or underlying fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a portfolio or underlying fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A portfolio or underlying fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a portfolio or underlying fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a portfolio or underlying fund seeks to close out a futures position. If a portfolio or underlying fund is unable to close out its position and prices move adversely, the portfolio or underlying fund would have to continue to make daily cash payments to maintain its margin requirements. If a portfolio or underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a portfolio or underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A portfolio or underlying fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a portfolio or underlying fund has valued the instruments. The liquidity of investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. A portfolio may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or underlying fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each portfolio must keep a portion of its assets in cash for business operation. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio may invest in money market securities. Each portfolio may also invest in money market securities to the extent it is consistent with its investment objective.


MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.


OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by a portfolio will be covered, which means that a portfolio will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the portfolios write will be covered, which means that the portfolio will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolios. However, in return for the option premium, the portfolios accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A portfolio or an underlying fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. The portfolios or underlying funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A portfolio or underlying fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the portfolios generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a portfolio or underlying fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a portfolio or underlying fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a portfolio or underlying fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

OTHER SECURITIES may be held by a portfolio or underlying fund under certain circumstances. For example, a portfolio or an underlying fund could make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio or underlying fund rather than payment in cash. In such a case, a portfolio or underlying fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.



Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.



In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.



Like small-cap stocks in general, certain REITs have relatively small market capitalization and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a portfolio, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


REPURCHASE AGREEMENTS involve a portfolio buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio, under the direction and supervision of the Board of Trustees will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or an underlying fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A portfolio will engage in securities lending arrangements with the primary objective of increasing its income. For example, a portfolio or underlying fund may receive cash collateral, and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and obtain the return of the securities loaned; (3) the portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio, including collateral received from the loan (at market value computed at the time of the loan).








SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them at the lower end of the total U.S market. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio will earmark or segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding

Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING SHARES.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND SMALL CAP PORTFOLIO MAY
NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE INTERNATIONAL PORTFOLIO MAY NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a portfolio from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).


Concentration. The SEC defines concentration as investing 25% or more of a portfolio's total assets in an industry or group of industries, with certain exceptions.


Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the portfolio.

Lending. Under the 1940 Act, a portfolio may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a portfolio's ability to invest in real estate, but does require that every portfolio have a fundamental investment policy governing such investments. The portfolios have adopted a fundamental policy that would permit direct investment in real estate. However, each portfolio has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the portfolios' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a portfolio evidencing indebtedness. The 1940 Act generally prohibits portfolios from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves a portfolio purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified portfolio may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

1)       Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if it could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS


Each portfolio is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each portfolio. The trustees met 5 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.



The information below is provided as of October 31, 2001. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex") which as of October 31, 2001 included 44 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:




                                                                    PRINCIPAL OCCUPATIONS,
NAME AND DATE                      POSITION(S)                      OTHER DIRECTORSHIPS AND
OF BIRTH                           WITH THE TRUST                   AFFILIATIONS

                                INDEPENDENT TRUSTEES

DONALD F. DORWARD                Trustee of each                   Chief Executive Officer, Dorward &
September 23, 1931               portfolio in Schwab               Associates (corporate management,
                                 Capital Trust since               marketing and communications
                                 1993.                             consulting firm).  From 1996 to 1999,
                                                                   Executive Vice President and Managing
                                                                   Director, Grey Advertising.

ROBERT G. HOLMES                 Trustee of each                   Chairman, Chief Executive Officer and
May 15, 1931                     portfolio in Schwab               Director, Semloh Financial, Inc.
                                 Capital Trust since               (international financial services and
                                 1993.                             investment advisory firm).

DONALD R. STEPHENS               Trustee of each                   Managing Partner, D.R. Stephens &
June 28, 1938                    portfolio in Schwab               Company (investments).  Prior to
                                 Capital Trust since               1996, Chairman and Chief Executive
                                 1993.                             Officer of North American Trust (real
                                                                   estate investment trust).

MICHAEL W. WILSEY                Trustee of each                   Chairman and Chief Executive Officer,
August 18, 1943                  portfolio in Schwab               Wilsey Bennett, Inc. (truck and air
                                 Capital Trust since               transportation, real estate
                                 1993.                             investment and management, and
                                                                   investments).

MARIANN BYERWALTER               Trustee of each                   Chairman of JDN Corporate Advisory
August 13, 1960                  portfolio in Schwab               LLL (corporate services).  From 1996
                                 Capital Trust since               to 2001, Ms. Byerwalter was the Vice
                                 2000.                             President for Business Affairs and
                                                                   Chief Financial Officer of Stanford
                                                                   University. Ms. Byerwalter also is a
                                                                   Director of America First Companies,
                                                                   Omaha, NE (venture capital/fund
                                                                   management), Redwood Trust, Inc.
                                                                   (mortgage finance), Stanford
                                                                   Hospitals and Clinics, SRI
                                                                   International (research), LookSmart,
                                                                   Ltd. (an Internet infrastructure
                                                                   company), PMI Group, Inc. (mortgage
                                                                   insurance) and Lucile Packard
                                                                   Children's Hospital.

WILLIAM A. HASLER                Trustee of each                   Co-Chief Executive Officer, Aphton
November 22, 1941                portfolio in Schwab               Corporation (bio-pharmaceuticals).
                                 Capital Trust since               Prior to August 1998, Mr. Hasler was
                                 2000.                             Dean of the Haas School of Business
                                                                   at the University of California,
                                                                   Berkeley (higher education).  Mr.
                                                                   Hasler also is on the Board of
                                                                   Directors of Solectron Corporation
                                                                   (manufacturing), Tenera, Inc.
                                                                   (services and software), Airlease
                                                                   Ltd. (aircraft leasing), Mission West
                                                                   Properties (commercial real estate)
                                                                   and Digital Microwave Corporation (a
                                                                   network equipment corporation).


GERALD B. SMITH                  Trustee of each                   Chairman and Chief Executive Officer
September 28, 1950               portfolio in Schwab               and founder of Smith Graham & Co.
                                 Capital Trust since               (investment advisors).  Mr. Smith is
                                 2000.                             also on the Board of Directors of
                                                                   Pennzoil-Quaker State Company
                                                                   (oil and gas) and Rorento N.V.
                                                                   (investments - Netherlands),

                                                                   Cooper Industries (electrical
                                                                   products, tools and hardware),
                                                                   and is a member of the audit
                                                                   committee of Northern Border
                                                                   Partners, L.P. (energy).

                                INTERESTED TRUSTEES AND
                                      OFFICERS

CHARLES R. SCHWAB                Chairman and Trustee              Chairman, Co-Chief Executive Officer
July 29, 1937 *                  of each portfolio in              and Director, The Charles Schwab
                                 Schwab Capital Trust              Corporation; Chief Executive Officer
                                 since 1993.                       and Director, Schwab Holdings, Inc.;
                                                                   Chairman and Director, Charles Schwab
                                                                   & Co., Inc., Charles Schwab
                                                                   Investment Management, Inc.;
                                                                   Chairman, Schwab Retirement Plan
                                                                   Services, Inc.; Director, U.S. Trust
                                                                   Corporation, United States Trust
                                                                   Company of New York; Director until
                                                                   July 2001, The Charles Schwab Trust
                                                                   Company; Chairman and Director until
                                                                   January 1999, Mayer & Schweitzer,
                                                                   Inc. (a securities brokerage
                                                                   subsidiary of The Charles Schwab
                                                                   Corporation); Director, The Gap, Inc.
                                                                   (a clothing retailer), Audiobase,
                                                                   Inc. (full-service audio solutions
                                                                   for the Internet), Vodaphone AirTouch
                                                                   PLC (a telecommunications company),
                                                                   Siebel Systems (a software company)
                                                                   and Xign, Inc. (a developer of
                                                                   electronic payment systems).

JOHN P. COGHLAN                  President, Chief                  Vice Chairman and Executive Vice
May 6, 1951 **                   Executive Officer and             President, The Charles Schwab
                                 Trustee of each                   Corporation; Vice Chairman and
                                 portfolio in Schwab               Enterprise President, Retirement Plan
                                 Capital Trust since               Services and Services for Investment
                                 2000.                             Managers, Charles Schwab & Co., Inc.;
                                                                   Chief


--------


* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.



** In addition to their position with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

                                                                   Executive Officer and Director,
                                                                   Charles Schwab Investment Management,
                                                                   Inc.; President, Chief Executive
                                                                   Officer and Director, The Charles
                                                                   Schwab Trust Company; President and
                                                                   Director, Schwab Retirement
                                                                   Technologies, Inc.; Director, Charles
                                                                   Schwab Asset Management (Ireland)
                                                                   Ltd., Charles Schwab Worldwide Funds
                                                                   PLC, Schwab Retirement Plan Services,
                                                                   Inc. and Performance Technologies,
                                                                   Inc. (technology company).

JEREMIAH H. CHAFKIN              Executive Vice                    Executive Vice President, Investment
May 9, 1959 **                   President, Chief                  Service Marketing, Charles Schwab &
                                 Operating Officer and             Co., Inc.; Director, Charles Schwab
                                 Trustee of each                   Asset Management (Ireland) Ltd;
                                 portfolio in Schwab               President and Chief Operating Officer
                                 Capital Trust since               until December 2001, Charles Schwab
                                 2000.                             Investment Management, Inc.  Prior to
                                                                   September 1999, Mr. Chafkin was
                                                                   Senior Managing Director, Bankers
                                                                   Trust Company.


TAI-CHIN TUNG                    Treasurer and Principal           Senior Vice President and Chief
March 7, 1951                    Financial Officer                 Financial Officer, Charles Schwab
                                                                   Investment Management, Inc.; Vice
                                                                   President, The Charles Schwab Trust
                                                                   Company.  From 1994 to 1996, Ms. Tung
                                                                   was Controller for Robertson Stephens
                                                                   Investment Management, Inc.

STEPHEN B. WARD                  Senior Vice President             Director, Senior Vice President and
April 5, 1955                    and Chief Investment              Chief Investment Officer, Charles
                                 Officer                           Schwab Investment Management, Inc.;
                                                                   Chief Investment Officer, The Charles
                                                                   Schwab Trust Company.

--------


** In addition to their position with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

KOJI E. FELTON                   Secretary                         Senior Vice President, Chief Counsel
March 13, 1961                                                     and Assistant Corporate Secretary,
                                                                   Charles Schwab Investment Management,
                                                                   Inc.  Prior to June 1998, Mr. Felton
                                                                   was a Branch Chief in Enforcement at
                                                                   the U.S. Securities and Exchange
                                                                   Commission in San Francisco.







The continuation of each portfolio's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the portfolio, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the portfolios' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



At the April 24, 2001 meeting the Board of Trustees, including a majority of independent trustees, approved the portfolios' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the portfolios under the Agreement; (2) the portfolios' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each portfolio's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each portfolio, including both direct and indirect benefits accruing to CSIM and its affiliates.



First, with respect to the nature and quality of the services provided by CSIM to the portfolios, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the portfolios. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.



Second, with respect to the portfolios' expenses under the Agreement, the trustees considered each portfolio's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the portfolios' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each portfolio's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.



Third, with respect to portfolio performance, the trustees considered each portfolio's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given portfolio.



Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from their relationship with the portfolios, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the portfolios by CSIM and its affiliates. The Board also considered information about average expense ratios of portfolios in each portfolio's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.



In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                                BOARD COMMITTEES



The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.



The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.

                                                                                        Pension or
                                                                                        Retirement
                                Aggregate Compensation                                  Benefits
                                       From the:                                        Accrued as         Total
                       ----------------------------------------------------------       Part of         Compensation
Name of                Growth          Balanced     Small-Cap        International      Portfolio        from Fund
Trustee                Portfolio       Portfolio    Portfolio        Portfolio          Expenses          Complex
-----------------------------------------------------------------------------------------------------------------------
Charles R. Schwab      0               0            0                0                   N/A               0
Steven L. Scheid 1     0               0            0                0                   N/A               0
Jeremiah H.            0               0            0                0                   N/A               0
Chafkin
John P. Coghlan 2      0               0            0                0                   N/A               0
Mariann                1,056           964          970              1,097               N/A               146,100
Byerwalter
Donald F. Dorward      1,056           964          970              1,097               N/A               146,100
William A. Hasler      1,056           964          970              1,097               N/A               146,100
Robert G. Holmes       1,056           964          970              1,097               N/A               146,100
Gerald B. Smith        1,056           964          970              1,097               N/A               146,100
Donald R. Stephens     1,056           964          970              1,097               N/A               146,100
Michael W. Wilsey      1,056           964          970              1,097               N/A               146,100



The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.



                                        Dollar Range of Trustee Ownership of Equity
                                                Securities in the:
                              ---------------------------------------------------------------------
                                                                                                         Aggregate Dollar Range
    Name of                   Growth            Balanced         Small-Cap            International      Of Trustee Ownership
    Trustee                   Portfolio         Portfolio        Portfolio            Portfolio          In the Fund Complex
---------------------------------------------------------------------------------------------------------------------------------
   Charles R. Schwab           None              None             $50,001-$100,00      Over $100,000       Over $100,000

   Jeremiah H. Chafkin         None              None             $50,001-$100,00      Over $100,000       Over $100,000

   John P. Coghlan             None              None             None                 None                Over $100,000

   Mariann Byerwalter          None              None             None                 None                $50,001 - $100,000

   Donald F. Dorward           None              None             None                 None                Over $100,000


--------

1 Mr. Scheid resigned from the board of trustees effective November 21, 2000.


2 Appointed to the board on November 21, 2000.

                                        Dollar Range of Trustee Ownership of Equity
                                                Securities in the:
                              ---------------------------------------------------------------------
                                                                                                         Aggregate Dollar Range
    Name of                   Growth            Balanced         Small-Cap            International      Of Trustee Ownership
    Trustee                   Portfolio         Portfolio        Portfolio            Portfolio          In the Fund Complex
---------------------------------------------------------------------------------------------------------------------------------

   William A. Hasler           None              None             None                 None                $50,001 - $100,000

   Robert G. Holmes            None              None             None                 None                Over $100,000

   Gerald B. Smith             None              None             None                 None                Over $100,000

   Donald R. Stephens          None              None             None                 None                Over $100,000

   Michael W. Wilsey           None              None             None                 None                Over $100,000



                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.


                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2002, the officers and trustees of the portfolios, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of each portfolio, with the exception of Schwab MarketManager International Portfolio, of which they owned 2.06%.



As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of a portfolio.



SCHWAB MARKETMANAGER BALANCED PORTFOLIO:
Orange County Community Foundation                                    7.16%

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                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

The Schwab MarketManager Portfolios(R) are actively managed by a team of dedicated investment professionals, led by a portfolio manager, and supported by the Schwab Center for Investment Research.

For its advisory and administrative services to each portfolio, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of each portfolio's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.


For the fiscal years ended October 31, 2001, 2000 and 1999, the Growth Portfolio paid investment advisory fees of $850,000, $961,000 and $718,000, respectively (fees were reduced by $285,000, $316,000 and $297,000, respectively).




For the fiscal years ended October 31, 2001, 2000 and 1999, the Balanced Portfolio paid investment advisory fees of $535,000, $592,000 and $438,000, respectively (fees were reduced by $196,000, $205,000 and $211,000, respectively).



For the fiscal years ended October 31, 2001, 2000 and 1999, the Small Cap Portfolio paid investment advisory fees of $511,000, $612,000 and $434,000, respectively (fees were reduced by $213,000, $258,000 and $331,000, respectively).



For the fiscal years ended October 31, 2001, 2000, 1999, the International Portfolio paid investment advisory fees of $1,032,000, $901,000 and $312,000, respectively (fees were reduced by $324,000, $316,000 and $184,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) for each portfolio will not exceed 0.50% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a portfolio. The expense cap is not intended to cover all portfolio expenses, and a portfolio's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, shareholder ownership and account activities and distributes the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from the portfolio, in the amount of 0.20% of each portfolio's average daily net assets.


Schwab currently receives remuneration from fund companies participating in its Mutual Fund OneSource(R) service equal to 0.25% to 0.35% per annum of assets invested in the MarketManager Portfolios. In light of this remuneration and compensation, Schwab will waive transfer agent and shareholder service fees payable to it by a portfolio in an amount at least equal to any compensation received by Schwab (including OneSource Service fees) from underlying funds in connection with the investment by the portfolio in the underlying funds.


                          CUSTODIAN AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian for the portfolios. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The fund accountant maintains all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANTS


The portfolios' independent accountants, PricewaterhouseCoopers, LLP, audits and reports on the annual financial statements of the portfolios and reviews certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended

October 31, 2001, are included in the portfolios' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, portfolios with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions, although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.


The Growth Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000, were 145% and 179%, respectively.



The Balanced Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000, were 95% and 114%, respectively.



The Small Cap Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000, were 172% and 128%, respectively.



The International Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000, were 51% and 80%, respectively.



The higher portfolio turnover rates for the portfolios are attributed to a portfolio management strategy that includes both a component of "core" funds that the portfolio managers intend to hold and a "tactical" position of funds strategically chosen for their growth potential. The portfolio's turnover rate reflects portfolio changes to take advantage of market volatility.


                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a portfolio, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the portfolios on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.


In an attempt to obtain best execution for a portfolio, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis.

Placing orders with third market brokers may enable the portfolios to trade directly with other institutional holders on a net basis. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


The MarketManager Balanced Portfolio had no brokerage commissions. However, the Portfolio did pay short-term redemption charges of $14,510 for the fiscal year ended October 31, 2001.



The Market Manager Small-Cap Portfolio had no brokerage commissions. However, the Portfolio did pay short-term redemption charges of $28,787, $28,432 and $10,335 for the fiscal years ended October 31, 2001, 2000 and 1999, respectively.



The Market Manager International Portfolio had no brokerage commissions. However, the Portfolio did pay short-term redemption charges of $7,042, $88,284 and $17,445 for the fiscal years ended October 31, 2001, 2000 and 1999, respectively.









                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's or class's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The portfolios may hold special shareholder meetings, which may cause the portfolios to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

The portfolios are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the portfolios' transfer agent prior to the close of the NYSE's trading session will be executed that day at the portfolios' share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the portfolios reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the portfolios' transfer agent that day in order to be executed that day at that day's share price.

As long as the portfolios or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The International Portfolio reserves the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans.

Under certain circumstances a portfolio or underlying fund may determine to make payment of a redemption by the portfolio or underlying fund wholly or in part by a distribution in-kind of securities from its portfolio in lieu of cash. In such cases, a portfolio or underlying fund may hold securities distributed by the portfolio or underlying fund until the investment adviser determines that it is appropriate to dispose of such securities.


Each portfolio is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a portfolio and increase its expenses, each portfolio reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a portfolio to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The portfolios and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations.


Shares of the portfolios may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your portfolio shares may be redeemed unless you first transfer them to such a third-party investment provider.

                       EXCHANGING SHARES OF THE PORTFOLIOS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the portfolio or fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one portfolio or fund or class and automatically invest the proceeds in another portfolio or fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep
Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each portfolio's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each portfolio's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your portfolio at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each portfolio calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a portfolio's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

The portfolios use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the portfolios' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the portfolios pursuant to the procedures.

                                    TAXATION

                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS


It is each portfolio's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.


The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts, forward, foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of a portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to portfolio shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withhold amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the portfolios generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) who meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolio invests in an underlying fund that elects to pass through foreign taxes, the portfolio will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund may invest in non-U.S. corporations, which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the portfolios.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.



If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of portfolio shares may exceed returns after taxes on distributions (but before sale of portfolio shares).


                          AVERAGE ANNUAL TOTAL RETURNS

          Portfolio                      One Year              Five Years              From Commencement of
       (Commencement of                    Ended                 Ended                    Operations to
         Operations)                 October 31, 2001         October 31, 2001          October 31, 2001
-----------------------------------------------------------------------------------------------------------
   Growth (11/18/1996)                   (22.81)%                  -----                     6.36%
   After-tax Returns:                                              -----
   On Distribution                       (26.09)%                                            3.71%
   On Distribution and Sale              (12.23)%                  -----                     4.41%

   Balanced (11/18/1996)                 (13.95)%                  -----                     7.23%
   After-tax Returns:                                              -----
   On Distribution                       (17.38)%                                            4.81%
   On Distribution and Sale               (7.35)%                  -----                     4.98%

   Small Cap (9/16/1997)                 (19.99)%                  -----                     1.23%
   After-tax Returns:                                              -----
   On Distribution                       (23.08)%                                           (0.39)%
   On Distribution and Sale              (11.41)%                  -----                     0.40%

   International (10/16/1996)            (22.41)%                  8.55%                     8.28%
   After-tax Returns:
   On Distribution                       (24.94)%                  6.23%                     5.99%
   On Distribution and Sale              (12.51)%                  6.22%                     6.01%




A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.



 Portfolio (Commencement of Operations)                         Cumulative Total Return
---------------------------------------                         -----------------------
   Growth (11/18/1996)                                                 35.69%
   Balanced (11/18/1996)                                               41.33%
   Small Cap (9/16/1997)                                                5.18%
   International (10/16/1996)                                          49.37%


The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index, information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell
2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

SCHWAB
MARKETTRACK PORTFOLIOS(R)

         PROSPECTUS
         February 28, 2002

         ALL EQUITY PORTFOLIO

         GROWTH PORTFOLIO

         BALANCED PORTFOLIO

         CONSERVATIVE PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                          [SCHWAB FUNDS(R) LOGO]

Schwab
MarketTrack
Portfolios(R)

About the portfolios

 4  All Equity Portfolio
 8  Growth Portfolio
12  Balanced Portfolio
16  Conservative Portfolio
20  Portfolio management

Investing in the portfolios

22  Buying shares
23  Selling/exchanging shares
24  Transaction policies
25  Distributions and taxes

ABOUT THE PORTFOLIOS

The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other SchwabFunds(R), which are managed using indexing strategies. Each portfolio pursues a different investment goal.

This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.


Indexing, a strategy of tracking the performance of a given market over time, involves looking to an index to determine what securities to own. By investing in a combination of these mutual funds, the portfolios can offer diversification in a single investment.


The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

     The portfolio seeks high capital
     growth through an all-stock portfolio.

SCHWAB
MARKETTRACK ALL EQUITY PORTFOLIO


TICKER SYMBOL     SWEGX

ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The portfolio's allocation focuses on stock investments for long-term growth. The portfolio typically does not have an investment policy that requires it to change its stock segment allocations. The portfolio seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap.

Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market.

The portfolio invests in other SchwabFunds(R), particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION       FUND AND INDEX
------------------------------------------------------------------------------
LARGE-CAP        Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. stocks.
------------------------------------------------------------------------------
SMALL-CAP        Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                 Small-Cap Index(R), which includes the second-largest 1,000
                 U.S. stocks as measured by market capitalization.
------------------------------------------------------------------------------
INTERNATIONAL    Schwab International Index Fund(R). Seeks to track the Schwab
                 International Index(R), which includes the largest 350 stocks
                 (as measured by free float-adjusted market capitalization)
                 that are publicly traded in developed securities markets
                 outside the United States.
------------------------------------------------------------------------------


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio manager monitors the portfolio's holdings and cash flow and manages them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the manager may permit modest deviations from the target allocation for certain periods of time.



All Equity Portfolio

     This portfolio's exposure to a broad spectrum of U.S. and international stocks makes it a good choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.


THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:


- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes


-        may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR GRAPH]

99         25.06
00         (8.91)
01        (13.05)



BEST QUARTER:  17.07% Q4 1999



WORST QUARTER:  (15.98%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01



                                            Since
                                   1 Year  inception
----------------------------------------------------
PORTFOLIO
 Before taxes                      (13.05)    0.56 1
 After taxes on distributions      (13.19)    0.04 1
 After taxes on distributions
 and sale of shares                 (7.71)    0.28 1
S&P 500(R) Index                   (11.89)    2.25 2



1 Inception: 5/19/98.

2 From 5/19/98.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.32% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE (%)

SHAREHOLDER FEES
-----------------------------------------------------------
                                                       None

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------
Management fees                                        0.44
Distribution (12b-1) fees                              None
Other expenses                                         0.33
                                                     ------
Total annual operating expenses                        0.77

Expense reduction                                     (0.27)
                                                     ------
NET OPERATING EXPENSES*                                0.50
                                                     ======



* Guaranteed by Schwab and the investment adviser through 02/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT

1 Year        3 Years        5 Years      10 Years
--------------------------------------------------
 $51           $219           $401          $929



All Equity Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                                11/1/00 -      11/1/99 -    11/1/98 -     5/19/98 1 -
                                                                10/31/01       10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           12.06         11.48         9.28         10.00
                                                                ------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss                                   0.22          0.04         0.03         (0.01)
  Net realized and unrealized gains or losses                    (2.99)         0.69         2.22         (0.71)
                                                                ------------------------------------------------------
  Total income or loss from investment operations                (2.77)         0.73         2.25         (0.72)

Less distributions:
  Dividends from net investment income                           (0.18)        (0.01)       (0.01)           --
  Dividends in excess of net investment income                   (0.04)        (0.04)       (0.04)           --
  Distributions from net realized gains                          (0.01)        (0.10)          --            --
                                                                ------------------------------------------------------
  Total distributions                                            (0.23)        (0.15)       (0.05)           --
                                                                ------------------------------------------------------
Net asset value at end of period                                  9.06         12.06        11.48          9.28
                                                                ======================================================
Total return (%)                                                (23.27)         6.37        24.34         (7.20) 2


RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 5                                             0.50          0.56 4       0.54          0.39 3
Expense reductions reflected in above ratio                       0.27          0.27         0.43          0.74 3
Ratio of net investment income or loss to
 average net assets                                               1.93          0.05         0.13         (0.36) 3
Portfolio turnover rate                                              5             3            6             2
Net assets, end of period ($ x 1,000,000)                          405           441          203           117



1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

5 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying is reduced by those expenses.

     The portfolio seeks high capital growth
     with less volatility than an all-stock portfolio.

SCHWAB
MARKETTRACK GROWTH PORTFOLIO


TICKER SYMBOL SWHGX

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments to reduce volatility. The portfolio typically does not have an investment policy that requires it to change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash.

The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION.
The portfolio's target allocation includes stock, bond and cash investments.


The portfolio invests mainly in other SchwabFunds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:


ALLOCATION       FUND AND INDEX
-----------------------------------------------------------------------------
LARGE-CAP        Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. stocks.
-----------------------------------------------------------------------------
SMALL-CAP        Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                 Small-Cap Index(R), which includes the second-largest 1,000
                 U.S. stocks as measured by market capitalization.
-----------------------------------------------------------------------------
INTERNATIONAL    Schwab International Index Fund(R). Seeks to track the Schwab
                 International Index(R), which includes the largest 350 stocks
                 (as measured by free float-adjusted market capitalization)
                 that are publicly traded in developed securities markets
                 outside the United States.
-----------------------------------------------------------------------------
BOND             Schwab Total Bond Market Index Fund. Seeks to track the Lehman
                 Brothers U.S. Aggregate Bond Index, which includes a
                 broad-based mix of U.S. investment-grade bonds with maturities greater than one year.
-----------------------------------------------------------------------------


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


Growth Portfolio

     By emphasizing stocks while including other investments to temper market risk, this portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.


MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

OTHER RISK FACTORS

For the portion of the portfolio's assets that are invested in the bond market, a major risk is that bond prices generally fall when interest rates rise. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:


- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes


-    may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR GRAPH]


96      14.49
97      21.00
98      15.17
99      19.36
00      (4.81)
01      (8.43)



BEST QUARTER:  15.70% Q4 1998
WORST QUARTER:  (12.23%) Q3 2001




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01



                                                              Since
                                     1 Year     5 Years     inception
---------------------------------------------------------------------
PORTFOLIO

  Before taxes                       (8.43)       7.71        9.15 1
  After taxes on distributions       (9.21)       6.53        8.04 1
  After taxes on distributions
  and sale of shares                 (4.96)       5.76        7.05 1
S&P 500(R) Index                    (11.89)      10.70       12.94 2
Lehman Brothers U.S.
Aggregate Bond Index                  8.44        7.43        7.02 2



1 Inception: 11/20/95.

2 From 11/20/95.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.29% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE (%)


SHAREHOLDER FEES
---------------------------------------------------------------
                                                           None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------
Management fees                                            0.44
Distribution (12b-1) fees                                  None
Other expenses                                             0.30
                                                          -----
Total annual operating expenses                            0.74

Expense reduction                                         (0.24)
                                                          -----
NET OPERATING EXPENSES*                                    0.50
                                                          =====



* Guaranteed by Schwab and the investment adviser through 02/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


 1 Year        3 Years        5 Years      10 Years
---------------------------------------------------
   $51          $212           $388          $896


Growth Portfolio

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's recent financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                              11/1/00 -     11/1/99 -     11/1/98 -    11/1/97 -    11/1/96 -
                                                              10/31/01      10/31/00      10/31/99     10/31/98     10/31/97
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          17.22        16.37         13.96        13.59        11.30
                                                               --------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                          0.41         0.22          0.18         0.16         0.17
  Net realized and unrealized gains or losses                   (3.22)        0.94          2.48         0.99         2.32
                                                               --------------------------------------------------------------
  Total income or loss from investment operations               (2.81)        1.16          2.66         1.15         2.49
Less distributions:
  Dividends from net investment income                          (0.44)       (0.18)        (0.22)       (0.16)       (0.20)
  Distributions from net realized gains                         (0.09)       (0.13)        (0.03)       (0.62)          --
                                                               --------------------------------------------------------------
  Total distributions                                           (0.53)       (0.31)        (0.25)       (0.78)       (0.20)
                                                               --------------------------------------------------------------
Net asset value at end of period                                13.88        17.22         16.37        13.96        13.59
                                                               ==============================================================

Total return (%)                                               (16.71)        7.08         19.24         8.85        22.33


RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 2                                            0.50         0.56 1        0.58         0.60         0.75
Expense reductions reflected in above ratio                      0.24         0.25          0.33         0.50         0.49
Ratio of net investment income to
 average net assets                                              2.58         1.32          1.21         1.34         1.58
Portfolio turnover rate                                            10           12             7           14          113
Net assets, end of period ($ x 1,000,000)                         511          566           428          276          168



1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

     The portfolio seeks both capital growth and income.

SCHWAB
MARKETTRACK BALANCED PORTFOLIO

TICKER SYMBOL SWBGX

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments to add income and reduce volatility. The portfolio typically does not have an investment policy that requires it to change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash.

The stock allocation is further divided into three segments: 30% of assets for large-cap, 15% for small-cap and 15% for international.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION.
The portfolio's target allocation includes bond, stock and cash investments.


The portfolio invests mainly in other SchwabFunds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:


ALLOCATION       FUND AND INDEX
-------------------------------------------------------------------------------
LARGE-CAP        Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. stocks.
-------------------------------------------------------------------------------
SMALL-CAP        Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                 Small-Cap Index(R), which includes the second-largest 1,000
                 U.S. stocks as measured by market capitalization.
-------------------------------------------------------------------------------
INTERNATIONAL    Schwab International Index Fund(R). Seeks to track the Schwab
                 International Index(R), which includes the largest 350 stocks
                 (as measured by free float-adjusted market capitalization)
                 that are publicly traded in developed securities markets
                 outside the United States.
-------------------------------------------------------------------------------
BOND             Schwab Total Bond Market Index Fund. Seeks to track the Lehman
                 Brothers U.S. Aggregate Bond Index, which includes a
                 broad-based mix of U.S. investment-grade bonds with maturities greater than one year.
-------------------------------------------------------------------------------


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


Balanced Portfolio

     With a blend of asset types that modestly favors stocks, this portfolio may be suitable for intermediate-term investors or for long-term investors with moderate sensitivity to risk.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.


BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:


- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes


-     may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR GRAPH]

96       11.15
97       17.76
98       13.67
99       14.00
00       (1.03)
01       (4.40)



BEST QUARTER:  11.81% Q4 1998
WORST QUARTER:  (8.29%) Q3 2001




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01



                                                             Since
                                     1 Year      5 Years    inception
---------------------------------------------------------------------
PORTFOLIO
  Before taxes                       (4.40)       7.62       8.52 1
  After taxes on distributions       (5.64)       6.25       7.22 1
  After taxes on distributions
  and sale of shares                 (2.54)       5.58       6.39 1
S&P 500(R) Index                    (11.89)      10.70      12.94 2
Lehman Brothers U.S.
Aggregate Bond Index                  8.44        7.43       7.02 2



1 Inception: 11/20/95.

2 From 11/20/95.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.31% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE (%)


SHAREHOLDER FEES
----------------------------------------------------------------
                                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------
Management fees                                             0.44
Distribution (12b-1) fees                                   None
Other expenses                                              0.30
                                                          ------
Total annual operating expenses                             0.74

Expense reduction                                          (0.24)
                                                          ------
NET OPERATING EXPENSES*                                     0.50
                                                          ======



* Guaranteed by Schwab and the investment adviser through 02/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT

 1 Year        3 Years       5 Years        10 Years
----------------------------------------------------
  $51           $212           $388           $896


Balanced Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's recent financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                            11/1/00-     11/1/99-      11/1/98-     11/1/97-     11/1/96-
                                                            10/31/01     10/31/00      10/31/99     10/31/98     10/31/97
-------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       15.53        14.85         13.39        12.82        11.05
                                                             ------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                       0.45         0.36          0.29         0.25         0.22
  Net realized and unrealized gains or losses                (1.92)        0.69          1.57         0.86         1.78
                                                             ------------------------------------------------------------
  Total income or loss from investment operations            (1.47)        1.05          1.86         1.11         2.00
Less distributions:
  Dividends from net investment income                       (0.49)       (0.28)        (0.33)       (0.23)       (0.23)
  Distributions from net realized gains                      (0.10)       (0.09)        (0.07)       (0.31)          --
                                                             ------------------------------------------------------------
  Total distributions                                        (0.59)       (0.37)        (0.40)       (0.54)       (0.23)
                                                             ------------------------------------------------------------
Net asset value at end of period                             13.47        15.53         14.85        13.39        12.82
                                                             ============================================================

Total return (%)                                             (9.72)        7.11         14.18         9.02        18.43


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 2                                         0.50         0.56 1        0.58         0.59         0.78
Expense reductions reflected in above ratio                   0.24         0.25          0.33         0.51         0.52
Ratio of net investment income to
 average net assets                                           3.31         2.46          2.25         2.33         2.48
Portfolio turnover rate                                         21           18             7           32          104
Net assets, end of period ($ x 1,000,000)                      497          510           403          264          151



1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

     The portfolio seeks income and more growth potential than an all-bond portfolio.


SCHWAB
MARKETTRACK CONSERVATIVE PORTFOLIO


TICKER SYMBOL SWCGX

ASSET ALLOCATION
Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments for long-term growth. The portfolio typically does not have an investment policy that requires it to change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash.

The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.


STRATEGY
TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION.
The portfolio's target allocation includes bond, stock and cash investments.


The portfolio invests mainly in other SchwabFunds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:



ALLOCATION        FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP         Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. stocks.
--------------------------------------------------------------------------------
SMALL-CAP         Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                  Small-Cap Index(R), which includes the second-largest 1,000
                  U.S. stocks as measured by market capitalization.
--------------------------------------------------------------------------------
INTERNATIONAL     Schwab International Index Fund(R). Seeks to track the Schwab
                  International Index(R), which includes the largest 350 stocks
                  (as measured by free float-adjusted market capitalization)
                  that are publicly traded in developed securities markets
                  outside the United States.
--------------------------------------------------------------------------------
BOND              Schwab Total Bond Market Index Fund. Seeks to track the Lehman
                  Brothers U.S. Aggregate Bond Index, which includes a
                  broad-based mix of U.S. investment-grade bonds with maturities greater than one year.
--------------------------------------------------------------------------------


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


Conservative Portfolio

     Conservative investors and investors with shorter time horizons are among those for whom this portfolio was created.


MAIN RISKS


STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.


THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. Also, the values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.



OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

PERFORMANCE


The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:


- reflect the highest federal income tax rates that applied during the period but assume no state or local taxes


-    may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR GRAPH]


96          8.14
97         14.71
98         11.56
99          8.70
00          2.71
01         (0.35)




BEST QUARTER: 8.49% Q2 1997
WORST QUARTER: (4.20%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                 Since
                                     1 Year       5 Years      inception
------------------------------------------------------------------------
PORTFOLIO
  Before taxes                        (0.35)         7.32        7.72 1
  After taxes on distributions        (2.03)         5.55        6.01 1
  After taxes on distributions
  and sale of shares                  (0.14)         5.08        5.46 1
Lehman Brothers U.S.
Aggregate Bond Index                   8.44          7.43        7.02 2
S&P 500(R) Index                     (11.89)        10.70       12.94 2



1 Inception: 11/20/95.
2 From 11/20/95.



PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.32% of the portfolio's average net assets based on current investments, and may fluctuate.



FEE TABLE (%)


SHAREHOLDER FEES
-------------------------------------------------------------------
                                                              None

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------
Management fees                                               0.44
Distribution (12b-1) fees                                     None
Other expenses                                                0.33
                                                           -------
Total annual operating expenses                               0.77

Expense reduction                                            (0.27)
                                                           -------
NET OPERATING EXPENSES*                                       0.50
                                                           =======



* Guaranteed by Schwab and the investment adviser through 02/28/03 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.



EXPENSES ON A $10,000 INVESTMENT

1 Year        3 Years        5 Years      10 Years
--------------------------------------------------
$51           $219           $401         $929


Conservative Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's recent financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                        11/1/00-        11/1/99-        11/1/98-        11/1/97-        11/1/96-
                                                        10/31/01        10/31/00        10/31/99        10/31/98        10/31/97
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value at beginning of period                   13.12           12.73           12.11           11.71           10.51
                                                        ------------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.49            0.47            0.41            0.35            0.35
  Net realized and unrealized gains or losses              (0.80)           0.41            0.68            0.64            1.21
                                                        ------------------------------------------------------------------------
  Total income or loss from investment operations          (0.31)           0.88            1.09            0.99            1.56
Less distributions:
  Dividends from net investment income                     (0.50)          (0.46)          (0.40)          (0.35)          (0.36)
  Distributions from net realized gains                    (0.09)          (0.03)          (0.07)          (0.24)             --
                                                        ------------------------------------------------------------------------
  Total distributions                                      (0.59)          (0.49)          (0.47)          (0.59)          (0.36)
                                                        ------------------------------------------------------------------------
Net asset value at end of period                           12.22           13.12           12.73           12.11           11.71
                                                        ========================================================================
Total return (%)                                           (2.39)           6.92            9.13            8.64           15.12


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 2                                      0.50            0.56 1          0.57            0.58            0.81
Expense reductions reflected in above ratio                 0.27            0.27            0.35            0.64            0.84
Ratio of net investment income to
  average net assets                                        3.85            3.58            3.28            3.26            3.40
Portfolio turnover rate                                       15              16               8              58             104
Net assets, end of period ($ x 1,000,000)                    211             194             167             115              41



1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

PORTFOLIO MANAGEMENT


THE PORTFOLIOS' INVESTMENT ADVISER, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., HAS MORE THAN $146 BILLION UNDER MANAGEMENT.




The investment adviser for the Schwab MarketTrack Portfolios(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/01).



As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketTrack Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/01, these fees were 0.17% for the All Equity Portfolio, 0.19% for the Growth Portfolio, 0.20% for the Balanced Portfolio and 0.17% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.



GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of the equity portions of the portfolios. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.



KIMON DAIFOTIS, CFA, is a vice president and senior portfolio manager of the investment adviser. Since joining the firm in September 1997, he has had overall responsibility for the day-to-day management of the bond and cash portions of the portfolios. Prior to joining Schwab, he worked for more than 18 years in research and asset management.


Portfolio management

INVESTING IN THE PORTFOLIOS

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolios.


For example, when you sell shares in a portfolio, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as Schwab MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.



For more information on Schwab brokerage accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.



BUYING SHARES

Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the portfolios. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

CHOOSE A PORTFOLIO, then decide how much you want to invest.

MINIMUM INITIAL INVESTMENT               MINIMUM ADDITIONAL INVESTMENT
--------------------------------------------------------------------------------
$1,000 ($500 for retirement and          $500 ($100 for custodial accounts
custodial accounts)                      and investments through the Automatic
                                         Investment Plan)

STEP 2

CHOOSE AN OPTION FOR PORTFOLIO DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                  FEATURES
--------------------------------------------------------------------------------
Reinvestment            All dividends and capital gain distributions are
                        invested automatically in shares of your portfolio.

Cash/reinvestment mix   You receive payment for dividends, while any capital
                        gain distributions are invested in shares of your
                        portfolio.

Cash You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


Investing in the portfolios

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A PORTFOLIO.

When selling or exchanging shares, please be aware of the following policies:

-    A portfolio may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The portfolios reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less.


- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the portfolio and share class into which you are exchanging.


- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS


INTERNET
www.schwab.com



SCHWAB BY PHONE
Automated voice service at or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).




TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.




SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-367-5198.




MAIL
Write to SchwabFunds at:
P.O. Box 7575,
San Francisco, CA 94120-7575



IN PERSON
Visit the nearest Charles Schwab branch office.


WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-    Your name or, for Internet orders, your account number/ "Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the portfolio whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.


- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.



- For exchanges, the name and share class (if applicable) of the portfolio into which you want to exchange and the distribution option you prefer.


-    When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the portfolio receives your order from your investment provider. However, some investment providers may arrange with the portfolio for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolios.

THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities.

-    To change or waive a portfolio's investment minimums.

- To suspend the right to sell shares back to a portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-    To withdraw or suspend any part of the offering made by this prospectus.


Investing in the portfolios

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.



AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter.


UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(k) OR OTHER TAX-ADVANTAGED ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a portfolio just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a portfolio makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

NOTES

NOTES

SCHWAB

MARKETTRACK
PORTFOLIOS(R)



     PROSPECTUS
     February 28, 2002





                                                          [SCHWAB FUNDS(R) LOGO]

TO LEARN MORE



This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.


THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.



SEC FILE NUMBER
Schwab MarketTrack Portfolios(R)      811-7704




SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov



SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
1-800-435-4000
www.schwab.com/schwabfunds



REG13757FLT-04

                       STATEMENT OF ADDITIONAL INFORMATION

                        SCHWAB MARKETTRACK PORTFOLIOS(R)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO

                                FEBRUARY 28, 2002

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The portfolios' most recent annual report is a separate document supplied with the SAI and includes the audited financial statements, which are incorporated by reference into this SAI.

The portfolios are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


                                                                          Page
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS
AND LIMITATIONS..........................................................   2
MANAGEMENT OF THE PORTFOLIOS.............................................  18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................  26
INVESTMENT ADVISORY AND OTHER SERVICES...................................  26
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................  28
DESCRIPTION OF THE TRUST.................................................  30
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES....................................................  31
TAXATION.................................................................  33
CALCULATION OF PERFORMANCE DATA..........................................  35

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each portfolio's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a portfolio means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a portfolio are represented at the meeting or (b) more than 50% of the outstanding voting shares of a portfolio. There is no guarantee the portfolios will achieve their objectives.

ALL EQUITY PORTFOLIO seeks high capital growth over the long term.

GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

BALANCED PORTFOLIO seeks maximum total return, including both capital growth and income.

CONSERVATIVE PORTFOLIO seeks income and more growth potential than an all bond fund.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.


          UNDERLYING FUND INVESTMENTS, SECURITIES, STRATEGIES AND RISKS


The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each portfolio will normally invest at least 50% of their assets in other SchwabFunds(R), which are registered open-end investment companies.


STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The SchwabFunds(R) stock funds that the portfolios may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), and the Schwab Total
Stock Market Index Fund. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value. While it is the MarketTrack All Equity Portfolio's target allocation to invest 100% in stock investments, it is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its assets in equity securities. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.


SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. For full discussion of the risks of small-cap stock funds, please refer to this later in the document. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The SchwabFunds small-cap stock fund that the portfolios may currently invest in is the Schwab Small-Cap Index Fund.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The SchwabFunds international stock fund that the portfolios may currently invest in is the Schwab International Index Fund. For full discussion of the risks of international stock funds, please refer to this later in the document.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the portfolios may currently invest in is the Schwab Total Bond Market Index Fund.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The SchwabFunds money market fund that the portfolios may currently invest in is the Schwab Value Advantage Money Fund(R).


                  INVESTMENTS, SECURITIES, STRATEGIES AND RISKS


The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than shares of SchwabFunds, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a portfolio will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer a greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses.

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.

Each portfolio and underlying fund may invest in investment-grade securities that are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A portfolio or underlying fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a portfolio or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio or underlying fund is a series of an open-end investment management company. Each portfolio or underlying fund is a diversified mutual fund.


EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.



Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio or underlying fund to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a portfolio or underlying fund.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause a portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio or underlying fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the portfolios and underlying funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each portfolio's euro-denominated investments.

Securities that are acquired by a portfolio or underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the portfolio or underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the portfolio or underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio or underlying fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or underlying fund settles its securities transactions in the future. Forwards involve risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the portfolio or underlying fund could sustain a loss.

Underlying funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of a portfolio.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio or underlying fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

Each portfolio or underlying fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio or underlying fund may purchase futures contracts. Such transactions allow the portfolio's or underlying fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a portfolio or underlying fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The underlying funds may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's or underlying fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities law. Underlying funds may have the same or different arrangements.

While a portfolio intends to purchase and sell futures contracts in order to simulate full investment in their respective indices, there are risks associated with these transactions. Adverse market movements could cause a portfolio to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a portfolio had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a portfolio incurs transaction costs (i.e., brokerage fees) when engaging in futures trading. To the extent a portfolio also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a portfolio or underlying fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a portfolio or underlying fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a portfolio or underlying fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A portfolio or underlying fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a portfolio or underlying fund have acquired or expect to acquire.




Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a portfolio or an underlying fund is unable to close out its position and prices move adversely, the portfolio or underlying fund would have to continue to make daily cash payments to maintain its margin requirements. If a portfolio or an underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a portfolio or an underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A portfolio or an underlying fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a portfolio or underlying fund has valued the instruments. The liquidity of a portfolio's or underlying fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each Schwab Equity Index Fund normally will invest primarily in the securities of its index. Moreover, each equity and bond fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.

INTERFUND BORROWING AND LENDING. A portfolio may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or underlying fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

OTHER SECURITIES may be held by a portfolio or underlying fund under certain circumstances. For example, a portfolio or an underlying fund could make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio or underlying fund rather than payment in cash. In such a case, a portfolio or an underlying fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.


REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.



Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.



In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.



Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a portfolio, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio or underlying fund, under the direction and supervision of the Board of Trustees will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or an underlying fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A portfolio or underlying fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a portfolio or underlying fund may receive cash collateral, and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and obtain the return of the securities loaned; (3) the portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio, including collateral received from the loan (at market value computed at the time of the loan).




SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them at the lower end of the total U.S. market. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will earmark or segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING VOTING SHARES.

THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a portfolio from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The Securities and Exchange Commission defines concentration as investing 25% or more of a portfolio's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the portfolio.

Lending. Under the 1940 Act, a portfolio may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a portfolio's ability to invest in real estate, but does require that every portfolio have a fundamental investment policy governing such investments. The portfolios have adopted a fundamental policy that would permit direct investment in real estate. However, each portfolio has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the portfolios' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a portfolio evidencing indebtedness. The 1940 Act generally prohibits portfolios from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves a portfolio purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified portfolio may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

6)       Invest more than 15% of its net assets in illiquid securities.

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

IN ADDITION, THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if the portfolio could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS


Each portfolio is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each portfolio. The trustees met 5 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.



The information below is provided as of October 31, 2001. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex") which as of October 31, 2001 included 44 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:




NAME AND DATE OF BIRTH         POSITION(S) WITH THE TRUST        PRINCIPAL OCCUPATIONS, OTHER DIRECTORSHIPS AND
                                                                 AFFILIATIONS

                                                 INDEPENDENT TRUSTEES


DONALD F. DORWARD              Trustee of each portfolio in      Chief Executive Officer, Dorward & Associates
September 23, 1931             Schwab Capital Trust since        (corporate management, marketing and communications
                               1993.                             consulting firm).  From 1996 to 1999, Executive Vice
                                                                 President and Managing Director, Grey Advertising.

ROBERT G. HOLMES               Trustee of each portfolio in      Chairman, Chief Executive Officer and Director,
May 15, 1931                   Schwab Capital Trust since 1993.  Semloh Financial, Inc. (international financial services and investment advisory firm).

DONALD R. STEPHENS             Trustee of each portfolio in      Managing Partner, D.R. Stephens & Company
June 28, 1938                  Schwab Capital Trust since 1993.  (investments).  Prior to 1996, Chairman and Chief
                                                                 Executive Officer of North American Trust (real
                                                                 estate investment trust).

MICHAEL W. WILSEY              Trustee of each portfolio in      Chairman and Chief Executive Officer, Wilsey Bennett,
August 18, 1943                Schwab Capital Trust since 1993.  Inc. (truck and air transportation, real estate investment and management, and investments).

MARIANN BYERWALTER             Trustee of each portfolio in      Chairman of JDN Corporate Advisory LLL (corporate
August 13, 1960                Schwab Capital Trust since 2000.  services).  From 1996 to 2001, Ms. Byerwalter was the
                                                                 Vice President for Business Affairs and Chief
                                                                 Financial Officer of Stanford University. Ms.
                                                                 Byerwalter also is a Director of America First
                                                                 Companies, Omaha, NE (venture capital/fund
                                                                 management), Redwood Trust, Inc. (mortgage finance),
                                                                 Stanford Hospitals and

                                                                 Clinics, SRI International (research), LookSmart, Ltd.
                                                                 (an Internet infrastructure company), PMI Group, Inc.
                                                                 (mortgage insurance) and Lucile Packard Children's
                                                                 Hospital.

WILLIAM A. HASLER              Trustee of each portfolio in      Co-Chief Executive Officer, Aphton Corporation
November 22, 1941              Schwab Capital Trust since 2000.  (bio-pharmaceuticals).  Prior to August 1998, Mr.
                                                                 Hasler was Dean of the Haas School of Business at the
                                                                 University of California, Berkeley (higher
                                                                 education).  Mr. Hasler also is on the Board of
                                                                 Directors of Solectron Corporation (manufacturing),
                                                                 Tenera, Inc. (services and software), Airlease Ltd.
                                                                 (aircraft leasing), Mission West Properties
                                                                 (commercial real estate) and Digital Microwave
                                                                 Corporation (a network equipment corporation).

GERALD B. SMITH                Trustee of each portfolio in      Chairman and Chief Executive Officer and founder of
September 28, 1950             Schwab Capital Trust since 2000.  Smith Graham & Co. (investment advisors).  Mr. Smith is also on the Board of Directors of Pennzoil-Quaker
                                                                 State Company (oil and gas) and Rorento N.V.
                                                                 (investments - Netherlands), Cooper Industries
                                                                 (electrical products, tools and hardware), and is a
                                                                 member of the audit committee of Northern Border
                                                                 Partners, L.P. (energy).


                        INTERESTED TRUSTEES AND OFFICERS


CHARLES R. SCHWAB              Chairman and Trustee of each      Chairman, Co-Chief Executive Officer and Director,
July 29, 1937*                 portfolio in Schwab Capital       The Charles Schwab Corporation; Chief Executive
                               Trust since 1993.                 Officer and Director, Schwab Holdings, Inc.; Chairman
                                                                 and Director, Charles Schwab & Co., Inc., Charles
                                                                 Schwab


--------

* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.

                                                                 Investment Management, Inc.; Chairman, Schwab
                                                                 Retirement Plan Services, Inc.; Director, U.S. Trust
                                                                 Corporation, United States Trust Company of New York;
                                                                 Director until July 2001, The Charles Schwab Trust
                                                                 Company; Chairman and Director until January 1999,
                                                                 Mayer & Schweitzer, Inc. (a securities brokerage
                                                                 subsidiary of The Charles Schwab Corporation);
                                                                 Director, The Gap, Inc. (a clothing retailer),
                                                                 Audiobase, Inc. (full-service audio solutions for the
                                                                 Internet), Vodaphone AirTouch PLC (a
                                                                 telecommunications company), Siebel Systems (a
                                                                 software company) and Xign, Inc. (a developer of
                                                                 electronic payment systems).

JOHN P. COGHLAN                President, Chief Executive        Vice Chairman and Executive Vice President, The
May 6, 1951 **                 Officer and Trustee of each       Charles Schwab Corporation; Vice Chairman and
                               portfolio in Schwab Capital       Enterprise President, Retirement Plan Services and
                               Trust since 2000.                 Services for Investment Managers, Charles Schwab &
                                                                 Co., Inc.; Chief Executive Officer and Director,
                                                                 Charles Schwab Investment Management, Inc.;
                                                                 President, Chief Executive Officer and Director, The
                                                                 Charles Schwab Trust Company; President and Director,
                                                                 Schwab Retirement Technologies, Inc.; Director,
                                                                 Charles Schwab Asset Management (Ireland) Ltd.,
                                                                 Charles Schwab Worldwide Funds PLC, Schwab Retirement
                                                                 Plan Services, Inc. and Performance Technologies,
                                                                 Inc. (technology company).



----------


** In addition to their position with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

JEREMIAH H. CHAFKIN            Executive Vice                    Executive Vice President,
May 9, 1959 **                 President, Chief                  Investment Service Marketing, Charles Schwab & Co.,
                               Operating Officer and Trustee     Inc.; Director, Charles Schwab Asset Management
                               of each portfolio in Schwab       (Ireland) Ltd; President and Chief Operating
                               Capital Trust since 2000.         Officer until December 2001, Charles Schwab
                                                                 Investment Management, Inc. Prior to September 1999,
                                                                 Mr. Chafkin was Senior Managing Director, Bankers
                                                                 Trust Company.

TAI-CHIN TUNG                  Treasurer and Principal           Senior Vice President and Chief Financial Officer,
March 7, 1951                  Financial Officer                 Charles Schwab Investment Management, Inc.; Vice
                                                                 President, The Charles Schwab Trust Company.  From
                                                                 1994 to 1996, Ms. Tung was Controller for Robertson
                                                                 Stephens Investment Management, Inc.

STEPHEN B. WARD                Senior Vice President and Chief   Director, Senior Vice President and Chief Investment
April 5, 1955                  Investment Officer                Officer, Charles Schwab Investment Management, Inc.;
                                                                 Chief Investment Officer, The Charles Schwab Trust
                                                                 Company.

KOJI E. FELTON                 Secretary                         Senior Vice President, Chief Counsel and Assistant
March 13, 1961                                                   Corporate Secretary, Charles Schwab Investment
                                                                 Management, Inc.  Prior to June 1998, Mr. Felton was
                                                                 a Branch Chief in Enforcement at the U.S. Securities
                                                                 and Exchange Commission in San Francisco.





The continuation of each portfolio's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the portfolio, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the portfolios' investment adviser, as well as extensive data provided by



----------


** In addition to their position with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



At the April 24, 2001 meeting the Board of Trustees, including a majority of independent trustees, approved the portfolios' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the portfolios under the Agreement; (2) the portfolios' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each portfolio's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each portfolio, including both direct and indirect benefits accruing to CSIM and its affiliates.



First, with respect to the nature and quality of the services provided by CSIM to the portfolios, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the portfolios. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.



Second, with respect to the portfolios' expenses under the Agreement, the trustees considered each portfolio's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the portfolios' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each portfolio's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.



Third, with respect to portfolio performance, the trustees considered each portfolio's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given portfolio.



Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from their relationship with the portfolios, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the portfolios by CSIM and its affiliates. The Board also considered information about average expense ratios of portfolios in each portfolio's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.



In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                                BOARD COMMITTEES



The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.



The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.



                                                                                                Pension or
                                                                                                Retirement            Total
                                                                                                Benefits              from
    Name of Trustee                                                                             Accrued               Compensation
                                               Aggregate Compensation                           as Part of            Fund
                                                     from the:                                  Portfolio             Complex
                          ------------------------------------------------------------------    Expenses
                          All Equity        Growth            Balanced          Conservative
                          Portfolio         Portfolio         Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab         0                 0                 0                 0                 N/A                  0
Steven L. Scheid 1        0                 0                 0                 0                 N/A                  0
Jeremiah H. Chafkin       0                 0                 0                 0                 N/A                  0
John P. Coghlan 2         0                 0                 0                 0                 N/A                  0
Mariann Byerwalter        1,279             1,413             1,373             1,023             N/A                  146,100
Donald F. Dorward         1,279             1,413             1,373             1,023             N/A                  146,100
William A. Hasler         1,279             1,413             1,373             1,023             N/A                  146,100



----------

1 Mr. Scheid resigned from the board of trustees effective November 21, 2000.


2 Appointed to the board on November 21, 2000.

                                                                                                Pension or
                                                                                                Retirement           Total
                                                                                                Benefits             from
    Name of Trustee                                                                             Accrued              Compensation
                                               Aggregate Compensation                           as Part of           Fund
                                                     from the:                                  Portfolio            Complex
                          ------------------------------------------------------------------    Expenses
                          All Equity        Growth            Balanced          Conservative
                          Portfolio         Portfolio         Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Holmes          1,279             1,413             1,373             1,023           N/A                  146,100
Gerald B. Smith           1,279             1,413             1,373             1,023           N/A                  146,100
Donald R. Stephens        1,279             1,413             1,373             1,023           N/A                  146,100
Michael W. Wilsey         1,279             1,413             1,373             1,023           N/A                  146,100




The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.



    Name of                                 Dollar Range of Trustee Ownership of Equity
    Trustee                                              Securities in the:                                Aggregate Dollar Range Of
                                 -------------------------------------------------------------------       Trustee Ownership In
                                 All Equity         Growth            Balanced          Conservative       the Fund Complex
                                 Portfolio          Portfolio         Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                $1-$10,000         Over $100,000     Over $100,000     Over $100,000      Over $100,000
Jeremiah H. Chafkin              None               None              None              None               Over $100,000
John P. Coghlan                  None               None              None              None               Over $100,000
Mariann Byerwalter               None               None              None              None               $50,001 - $100,000
Donald F. Dorward                None               $10,001-$50,000   None              None               Over $100,000
William A. Hasler                None               None              None              None               $50,001 - $100,000
Robert G. Holmes                 None               None              None              None               Over $100,000
Gerald B. Smith                  None               None              None              None               Over $100,000
Donald R. Stephens               None               None              None              None               Over $100,000
Michael W. Wilsey                None               None              None              None               Over $100,000

                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.


                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2002, the officers and trustees of the trust(s), as a group owned of record or beneficially less than 1% of the outstanding voting securities of each portfolio.



As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of shares of the portfolios.



SCHWAB MARKETTRACK GROWTH PORTFOLIO
The Charles Schwab Trust Co.                                             9.33%



SCHWAB MARKETTRACK BALANCED PORTFOLIO
The Charles Schwab Trust Co.                                            12.99%




SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
The Charles Schwab Trust Co.                                            15.45%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.44% of each portfolio's average daily net assets not in excess of $500 million and 0.39% of such net assets over $500 million. Prior to June 30, 2000, the graduated annual fee, payable monthly was 0.54% of each portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.


For the fiscal years ended October 31, 2001, 2000, and 1999 the All Equity Portfolio paid investment advisory fees of $736,000, $741,000, and $255,000, respectively (fees were reduced by $1,170,000, $907,000, and $647,000, respectively).



For the fiscal years ended October 31, 2001, 2000 and 1999, the Growth Portfolio paid investment advisory fees of $1,037,000, $1,310,000 and $927,000, respectively (fees were reduced by $1,329,000, $1,315,000 and $1,116,900, respectively).



For the fiscal years ended October 31, 2001, 2000 and 1999, the Balanced Portfolio paid investment advisory fees of $1,003,000, $1,193,000 and $876,000, respectively (fees were reduced by $1,252,000, $1,135,000 and $1,119,000, respectively).



For the fiscal years ended October 31, 2001, 2000 and 1999, the Conservative Portfolio paid investment advisory fees of $354,000, $432,000 and $358,000, respectively (fees were reduced by $539,000, $498,000 and $501,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) for each portfolio, including the impact of underlying SchwabFunds investments, will not exceed 0.50% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of each portfolio. The expense cap is not intended to cover all portfolio expenses, and each portfolio's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, shareholder ownership and account activities and distributes the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.20% of each portfolio's average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian and SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The fund accountant maintains all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANTS


The portfolios' independent accountants, PricewaterhouseCoopers, LLP, audits and reports on the annual financial statements for the portfolios and reviews certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 2001 are included in the portfolios' annual report, which is a separate report supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions, although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.


The All Equity Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 5% and 3%, respectively.



The Growth Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 10% and 12%, respectively.



The Balanced Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 21% and 18%, respectively.



The Conservative Portfolio's turnover rates for the fiscal years ended October 31, 2001 and 2000 were 15% and 16%, respectively.


                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a portfolio, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the portfolios on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.


In an attempt to obtain best execution for a portfolio, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis.

Placing orders with third market brokers may enable the portfolios to trade directly with other institutional holders on a net basis. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

The All Equity Portfolio did not pay brokerage commissions.


For the fiscal years ended October 31, 2001, 2000 and 1999, the Growth Portfolio, paid brokerage commissions of $1,177, $1,220 and $2,289, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Balanced Portfolio, paid brokerage commissions of $752, $812 and $1,928, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Conservative Portfolio, paid brokerage commissions of $188, $205 and $362, respectively.


                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's minimum initial investment and minimum additional investment requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The portfolios may hold special shareholder meetings, which may cause the portfolios to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

The portfolios are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the portfolios' transfer agent prior to the close of the NYSE's trading session will be executed that day at the portfolios' share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the portfolios reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the portfolios' transfer agent that day in order to be executed that day at that day's share price.

As long as each portfolio or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Shares of the portfolios may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your portfolio shares may be redeemed unless you first transfer them to such a third-party investment provider.

                       EXCHANGING SHARES OF THE PORTFOLIOS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the portfolio or fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one portfolio or fund or class and automatically invest the proceeds in another portfolio or fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each portfolio's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each portfolio's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your portfolio at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each portfolio calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a portfolio's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

The portfolios use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the portfolios' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the portfolios pursuant to the procedures.


                                    TAXATION

                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS


It is each portfolio's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.


The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of a portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors

(particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to portfolio shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withhold amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the portfolios generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolio invests in an underlying mutual fund that elects to pass through foreign taxes, the portfolio will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying mutual fund may invest in non-U.S. corporations, which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying mutual fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying mutual fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying mutual fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the portfolios.


                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.



If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of portfolio shares may exceed returns after taxes on distributions (but before sale of portfolio shares).

                          Average Annual Total Returns


             Portfolio                         One Year                    Five Years                From Commencement of Operations
         (Commencement of                       Ended                        Ended                        to October 31, 2001
            Operations)                   October 31, 2001             October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
All Equity       (5/19/1998)                   (23.27)%                       -----                               (1.72)%
After-tax Returns:
On Distribution                                (23.89)%                       -----                               (2.11)%
On Distribution and Sale                       (14.08)%                       -----                               (1.49)%

Growth          (11/20/1995)                   (16.71)%                       7.21%                                8.26%
After-tax Returns:
On Distribution                                (17.72)%                       6.07%                                7.28%
On Distribution and Sale                       (10.04)%                       5.35%                                6.35%

Balanced        (11/20/1995)                    (9.72)%                       7.35%                                7.99%
After-tax Returns:
On Distribution                                (11.07)%                       6.08%                                6.90%
On Distribution and Sale                        (5.82)%                       5.39%                                6.04%

Conservative    (11/20/1995)                    (2.39)%                       7.33%                                7.54%
After-tax Returns:
On Distribution                                 (4.11)%                       5.66%                                5.92%
On Distribution and Sale                        (1.40)%                       5.13%                                5.35%




A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.



Portfolio (Commencement of Operations)                 Cumulative Total Return
All Equity       (5/19/1998)                                  (5.82)%
Growth           (11/20/1995)                                 60.37%
Balanced         (11/20/1995)                                 57.98%
Conservative     (11/20/1995)                                 54.10%


The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell
2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

SCHWAB
FOCUS FUNDS


      PROSPECTUS
      February 28, 2002




      COMMUNICATIONS FOCUS FUND

      FINANCIAL SERVICES FOCUS FUND

      HEALTH CARE FOCUS FUND

      TECHNOLOGY FOCUS FUND



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                         [SCHWAB FUNDS(R) LOGO]

SCHWAB
FOCUS FUNDS



ABOUT THE FUNDS

 4  Communications Focus Fund
 8  Financial Services Focus Fund
12  Health Care Focus Fund
16  Technology Focus Fund
20  Fund management

INVESTING IN THE FUNDS

22  Buying shares
23  Selling/exchanging shares
24  Transaction policies
25  Distributions and taxes

ABOUT THE FUNDS

Each fund described in this prospectus shares the same basic investment approach. Each fund seeks long-term capital growth by investing in companies in a particular economic sector.

Each fund selects from a base universe of stocks issued by the 2,000 largest companies (as measured by market capitalization) incorporated in the United States, plus any smaller or foreign stocks that are not among these 2,000 but are included in the S&P 500(R) Index. The Communications Focus Fund also may include in its base universe foreign stocks not included in the S&P 500.

The investment adviser for the funds has identified a series of sector-specific factors that historically have signaled superior long-term performance, such as earnings, cash flow, sales and market value. A sophisticated quantitative model sorts the base universe by sector, screens each stock for fundamental and technical factors and assigns weightings to help the adviser construct the portfolios. However, in seeking to lock in gains, limit losses or otherwise maximize a fund's risk-adjusted return, the adviser may adjust the model's output. The adviser periodically reviews the factors used by the model, and may enhance or change them to incorporate the results of new research. If a stock no longer meets the model's investment criteria, the fund may sell it.


Each of the funds is designed for long-term investors. The funds' performance will fluctuate over time, and, as with all investments, future performance may differ from past performance.

     The fund's goal is to seek long-term capital growth.


SCHWAB
COMMUNICATIONS FOCUS FUND



TICKER SYMBOL     SWCFX


THE COMMUNICATIONS SECTOR

The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The communications sector includes these types of companies:

- companies involved in telecommunications research, distribution, sales or service

-  media companies, including radio and television

-  telecommunications equipment makers

- telephone service providers, including providers of local, long-distance, cellular and paging services

In determining whether a company falls within the sector, the fund considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.



STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE COMMUNICATIONS SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest a substantial portion of its assets in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the communications sector.


The fund expects to invest in all of the types of companies in the communications sector (see sidebar). The investment adviser chooses the fund's stocks as described in "About the funds."

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.


Communications Focus Fund

     Investors who believe that communications firms may be a good long-term investment and are able to accept the risks may want to consider this fund.



MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of communications companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, because the fund may invest a substantial portion of its assets in securities of foreign companies, the fund is subject to special risks, such as: changes in currency exchange rates (which can erode market gains or widen losses); lower liquidity; lack of reliable company information; political or economic instability; different accounting methods; and governmental interference associated with some foreign markets.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.

For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchange-traded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.

Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities. Depositary receipts, such as ADRs, can represent ownership of foreign stocks.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


01               (29.53)




BEST QUARTER:  5.37% Q4 2001
WORST QUARTER: (18.16%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                     Since
                                                  1 Year           inception
-------------------------------------------------------------------------------
FUND
 Before taxes                                     (29.53)          (41.09) 1
 After taxes on distributions                     (29.53)          (41.10) 1
 After taxes on distributions
 and sale of shares                               (17.98)          (31.92) 1
S&P Communications Index                          (12.26)          (26.27) 2
S&P 500(R) Index                                  (11.89)          (13.52) 2


1  Inception: 7/3/00.
2  From 7/3/00.



FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.54
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.75
                                                                         -----
Total annual operating expenses                                           1.29

Expense reduction                                                        (0.40)
                                                                         -----
NET OPERATING EXPENSES**                                                  0.89
                                                                         =====




* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.
** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


 1 Year                3 Years                5 Years                10 Years
--------------------------------------------------------------------------------
   $91                  $369                   $669                $1,521



Communications Focus Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    11/1/00 -     7/3/00 1 -
                                                    10/31/01      10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                  8.13         10.00
                                                    ----------------------------
Loss from investment operations:
  Net investment income or loss                        (0.00) 2       0.00 2
  Net realized and unrealized losses                   (3.97)        (1.87)
                                                    ----------------------------
  Total loss from investment operations                (3.97)        (1.87)
Less distributions:
  Dividends from net investment income                 (0.00) 2         --
  Dividends in excess of net investment income         (0.00) 2         --
                                                    ----------------------------
Total distributions (%)                                (0.00) 2         --
                                                    ----------------------------
Net asset value at end of period                        4.16          8.13
                                                    ============================
Total return (%)                                      (48.82)       (18.70) 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                     0.89 5        0.89 4
Expense reductions reflected in above ratio             0.40          0.82 4
Ratio of net investment income or loss to
 average net assets                                    (0.02)         0.07 4
Portfolio turnover rate                                  154            45
Net assets, end of period ($ x 1,000,000)                 16            32


1  Commencement of operations.
2  Per-share amount was less than $0.01.
3  Not annualized.
4  Annualized.
5 Would have been 0.90% if certain non-routine expenses (interest expense) had been included.

    The fund's goal is to seek long-term capital growth.



SCHWAB
FINANCIAL SERVICES FOCUS FUND



TICKER SYMBOL     SWFFX



THE FINANCIAL SERVICES SECTOR

The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The financial services sector includes these types of companies:

-  asset management firms

- brokerage companies

- commercial banks

- financial services firms

- insurance companies

-  real estate investment trusts (REITs)

-  savings and loan associations

In determining whether a company falls within the sector, the fund considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.


STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the financial services sector.


The fund expects to invest in all of the types of companies in the financial services sector (see sidebar). The investment adviser chooses the fund's stocks as described in "About the funds."

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.


Financial Services Focus Fund

   This fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance potential of the financial services sector.





MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of financial services companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, rising interest rates, credit losses when borrowers default, pricing pressures from increasing competition and difficulties posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, investments in foreign companies carry special risks such as: changes in currency exchange rates (which can erode market gains or widen losses); lack of reliable company information; and political or economic upheaval.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.

For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchange-traded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.


Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


01          (7.94)




BEST QUARTER:  9.72% Q2 2001
WORST QUARTER: (14.27%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                     Since
                                                 1 Year            inception
--------------------------------------------------------------------------------
FUND
 Before taxes                                    (7.94)              7.65 1
 After taxes on distributions                    (8.46)              6.16 1
 After taxes on distributions
 and sale of shares                              (4.85)              5.40 1
S&P Financial Industry Index                     (8.94)              9.97 2
S&P 500(R) Index                                (11.89)            (13.52) 2


1  Inception: 7/3/00.
2  From 7/3/00.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.54
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.69
                                                                         -----
Total annual operating expenses                                           1.23

Expense reduction                                                        (0.34)
                                                                         -----
NET OPERATING EXPENSES**                                                  0.89
                                                                         =====



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.
** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


     1 Year             3 Years             5 Years                 10 Years
--------------------------------------------------------------------------------
      $91                 $357                $643                   $1,459



Financial Services Focus Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                      11/1/00 -       7/3/00 1 -
                                                      10/31/01        10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                  11.86          10.00
                                                      --------------------------
Income or loss from investment operations:
  Net investment income                                  0.09           0.04
  Net realized and unrealized gains or losses           (1.76)          1.82
                                                      --------------------------
  Total income or loss from investment operations       (1.67)          1.86
Less distributions:
  Dividends from net investment income                  (0.06)            --
  Distributions from net realized gains                 (0.38)            --
                                                      --------------------------
  Total distributions                                   (0.44)            --
                                                      --------------------------
Net asset value at end of period                         9.75          11.86
                                                      ==========================
Total return (%)                                       (14.51)         18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                      0.89           0.89 3
Expense reductions reflected in above ratio              0.34           1.10 3
Ratio of net investment income to
 average net assets                                      0.75           1.04 3
Portfolio turnover rate                                   151             40
Net assets, end of period ($ x 1,000,000)                  21             24



1  Commencement of operations.
2  Not annualized.
3  Annualized.

    The fund's goal is to seek long-term capital growth.



SCHWAB
HEALTH CARE FOCUS FUND


TICKER SYMBOL     SWHFX



THE HEALTH CARE SECTOR

The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The health care sector includes these types of companies:

-  drug and biotechnology companies

-  health care facilities operators

-  medical product manufacturers and suppliers

-  medical providers

- medical services firms

In determining whether a company falls within the sector, the fund considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.


STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE HEALTH CARE SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the health care sector.


The fund expects to invest in all of the types of companies in the health care sector (see sidebar). The investment adviser chooses the fund's stocks as described in "About the funds."

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.



Health Care Focus Fund

   Investors who believe that health care companies may show potential for long-term growth may want to consider this fund.




MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of health care companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, failure to win government approval for new products, rapid product obsolescence and the high costs of liability should a product or service prove harmful, intense competition for market share and difficulties posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, investments in foreign companies carry special risks such as: changes in currency exchange rates (which can erode market gains or widen losses); lack of reliable company information; and political or economic upheaval.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.

For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchange-traded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.


Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR CHART]


01          (14.40)




BEST QUARTER:   4.34% Q2 2001
WORST QUARTER:  (18.45%) Q1 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                      Since
                                             1 Year                 inception
--------------------------------------------------------------------------------
FUND
 Before taxes                               (14.40)                  (4.47) 1
 After taxes on distributions               (14.41)                  (4.89) 1
 After taxes on distributions
 and sale of shares                          (8.77)                  (3.76) 1
S&P Health Care Industry Index              (12.21)                  (2.34) 2
S&P 500(R) Index                            (11.89)                 (13.52) 2



1  Inception: 7/3/00.
2  From 7/3/00.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                          0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                          0.54
Distribution (12b-1) fees                                                None
Other expenses                                                           0.63
                                                                        -----
Total annual operating expenses                                          1.17

Expense reduction                                                       (0.28)
                                                                        -----
NET OPERATING EXPENSES**                                                 0.89
                                                                        =====




* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.
** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


   1 Year              3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
     $91                 $344                 $617                   $1,395



Health Care Focus Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                        11/1/00 -      7/3/00 1-
                                                        10/31/01       10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                  10.27         10.00
                                                       -------------------------
Income or loss from investment operations:
  Net investment income or loss                          0.00 2       (0.00) 2
  Net realized and unrealized gains or losses           (1.10)         0.27
                                                       -------------------------
  Total income or loss from investment operations       (1.10)         0.27
Less distributions:
  Dividends from net investment income                  (0.00) 2         --
  Distributions from net realized gains                 (0.17)           --
                                                       -------------------------
  Total distributions                                   (0.17)           --
                                                       -------------------------
Net asset value at end of period                         9.00         10.27
                                                       =========================
Total return (%)                                       (10.94)         2.70 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                      0.89          0.89 4
Expense reductions reflected in above ratio              0.28          1.15 4
Ratio of net investment income or loss to
 average net assets                                      0.06         (0.02) 4
Portfolio turnover rate                                    92            41
Net assets, end of period ($ x 1,000,000)                  32            28


1  Commencement of operations.
2  Per-share amount was less than $0.01.
3  Not annualized.
4  Annualized.

    The fund's goal is to seek long-term capital growth.



SCHWAB
TECHNOLOGY FOCUS FUND


TICKER SYMBOL     SWTFX



THE TECHNOLOGY SECTOR

The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The technology sector includes these types of companies:

-  companies involved in technology research, distribution, sales or service

-  computer hardware and software makers

-  defense and aerospace contractors

-  electronic equipment makers

-  Internet equipment and service providers

-  office equipment makers

-  semiconductor makers

In determining whether a company falls within the sector, the fund considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.


STRATEGY



TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE TECHNOLOGY SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the technology sector.


The fund expects to invest in all of the types of companies in the technology sector (see sidebar). The investment adviser chooses the fund's stocks as described in "About the funds".

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.


Technology Focus Fund

     This fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the economy.



MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of technology companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as intense price competition, difficulties bringing products to market, product obsolescence caused by competitor innovations, stock prices that are unsupported by revenues, high employee turnover and high labor costs, legislative or regulatory changes, intense competition for market share and difficulties posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, investments in foreign companies carry special risks such as: changes in currency exchange rates (which can erode market gains or widen losses); lack of reliable company information; and political or economic upheaval.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.

For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchange-traded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.


Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


01            (24.24)




BEST QUARTER:   37.61% Q4 2001
WORST QUARTER:  (38.19%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                       Since
                                               1 Year                inception
--------------------------------------------------------------------------------
FUND
 Before taxes                                 (24.24)                 (41.19) 1
 After taxes on distributions                 (24.24)                 (41.19) 1
 After taxes on distributions
    and sale of shares                        (14.76)                 (31.99) 1
S&P Technology Industry Index                 (23.76)                 (41.65) 2
S&P 500(R) Index                              (11.89)                 (13.52) 2


1  Inception: 7/3/00.
2  From 7/3/00.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)



SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.54
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.62
                                                                         ------
Total annual operating expenses                                           1.16

Expense reduction                                                        (0.27)
                                                                         ------
NET OPERATING EXPENSES**                                                  0.89
                                                                         ======



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.
** Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


  1 Year                  3 Years                5 Years              10 Years
--------------------------------------------------------------------------------
   $91                     $342                   $612                 $1,385



Technology Focus Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                     11/1/00 -        7/3/00 1 -
                                                      10/31/01        10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                  8.52           10.00
                                                     ---------------------------
Loss from investment operations:
  Net investment loss                                  (0.03)          (0.02)
  Net realized and unrealized losses                   (4.63)          (1.46)
                                                     ---------------------------
  Total loss from investment operations                (4.66)          (1.48)
                                                     ---------------------------
Net asset value at end of period                        3.86            8.52
                                                     ===========================
Total return (%)                                      (54.69)         (14.80) 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                     0.89            0.89 3
Expense reductions reflected in above ratio             0.27            0.63 3
Ratio of net investment loss to
 average net assets                                    (0.65)          (0.63) 3
Portfolio turnover rate                                  120              37
Net assets, end of period ($ x 1,000,000)                 39              48



1  Commencement of operations.
2  Not annualized.
3  Annualized.

FUND MANAGEMENT


THE FUNDS' INVESTMENT ADVISER, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., HAS MORE THAN $146 BILLION UNDER MANAGEMENT.



The investment adviser for the Schwab Focus Funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/01.)



As the investment adviser, the firm oversees the asset management and administration of the Schwab Focus Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/01, these fees were 0.15% for the Communications Focus Fund, 0.20% for the Financial Services Focus Fund, 0.27% for the Health Care Focus Fund and 0.27% for the Technology Focus Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.


GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management and has overall responsibility for management of the funds. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.


LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the Technology Focus Fund and Financial Services Focus Fund. Prior to joining the firm in November 1998, he worked for 20 years in equity index management.




Fund management

INVESTING IN THE FUNDS


   As a SchwabFunds(R) investor, you have a number of ways to do business with us.

   On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.


For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as Schwab MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.


For more information on Schwab brokerage accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.


BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.

STEP 1

CHOOSE A FUND, then decide how much you want to invest.


MINIMUM INITIAL INVESTMENT               MINIMUM ADDITIONAL INVESTMENT
--------------------------------------------------------------------------------
$5,000                                   $500 ($100 for investments
                                         through the Automatic
                                         Investment Plan)



STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                  FEATURES
--------------------------------------------------------------------------------
Reinvestment            All dividends and capital gain distributions are
                        invested automatically in shares of your fund.

Cash/reinvestment mix   You receive payment for dividends, while any capital
                        gain distributions are invested in shares of your fund.

Cash You receive payment for all dividends and capital gain distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab and Co., Inc.


Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.


When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in the funds' fee tables, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that have been held for 180 days or less; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- Each fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com


SCHWAB BY PHONE
Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).



TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.


SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-367-5198.


MAIL
Write to SchwabFunds at:
P.O. Box 7575
San Francisco, CA 94120-7575.


IN PERSON
Visit the nearest Charles Schwab branch office.



WHEN PLACING ORDERS


With every order to buy, sell or exchange shares, you will need to include the following information:

-  Your name or, for Internet orders, your account number/
   "Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-  When selling shares, how you would like to receive the proceeds.


Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations or orders that appear to be associated with short-term trading activities.

-  To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-  To withdraw or suspend any part of the offering made by this prospectus.


-  To revise the redemption fee criteria.


Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS their fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

NOTES

NOTES

SCHWAB
FOCUS FUNDS



     PROSPECTUS
     February 28, 2002




                                                          [SCHWAB FUNDS(R) LOGO]


TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Focus Funds                    811-7704


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov



SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
1-800-435-4000
www.schwab.com/schwabfunds




REG14593FLT-02

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB FOCUS FUNDS
                            COMMUNICATIONS FOCUS FUND
                          FINANCIAL SERVICES FOCUS FUND
                             HEALTH CARE FOCUS FUND
                              TECHNOLOGY FOCUS FUND

                                FEBRUARY 28, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the funds at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.


The funds are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS...............     2
MANAGEMENT OF THE FUNDS................................................    17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................    25
INVESTMENT ADVISORY AND OTHER SERVICES.................................    25
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................    27
DESCRIPTION OF THE TRUST...............................................    28
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
REPORTS AND PRICING OF SHARES..........................................    30
TAXATION...............................................................    32
CALCULATION OF PERFORMANCE DATA........................................    33

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective is to seek long-term capital growth.

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee the funds will achieve their objectives.

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. (For example, limitations on illiquid securities and borrowing apply at all times.) Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                              INVESTMENT STRATEGIES


Each fund selects its investments from a base universe of the 2,000 largest (measured by market capitalization) U.S. incorporated companies plus any other companies (including foreign and smaller companies) included in the S&P 500(R) Composite Stock Index. The Communications Focus Fund also may include in its base universe foreign stocks not included in the S&P 500. In the future, Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) may expand the model's base universe to include stocks and other equity securities of foreign companies not included in the S&P 500 Index.



THE COMMUNICATIONS FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the communications sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include telephone service providers, such as local and long-distance telephone companies, cellular and paging services companies, telecommunications equipment makers, companies involved in telecommunications research, distribution, sales or service, and media companies (including radio and television). Certain types of companies in which the fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.



THE FINANCIAL SERVICES FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.


The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were recently revised to permit a greater level of affiliation between financial services companies.


Rule 12d3-1 under the Investment Company Act of 1940 (the 1940 Act) limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.



THE HEALTH CARE FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.



THE TECHNOLOGY FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the technology sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include companies that develop, produce, or distribute products or services in the electronic equipment, semiconductor, computer hardware and software, office equipment, Internet and defense and aerospace industries.


The investment adviser may change the inclusion criteria of each sector if it determines that doing so would cause a fund to be more representative of its sector.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the funds' remaining shareholders. Each fund will pay a fee to the bank for using the lines.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the technology sector may have greater exposure to a single fact such as a shortage of skilled workers, which may increase costs and adversely affect the value of the sector's securities. Each fund will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a non-diversified mutual fund. Each fund intends to diversify its investments to the extent required to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).


EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.



Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.



Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.


Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.


Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Whether an entity is, or is not, classified as "foreign" is a function of various factors, including: (1) the location of its principal office; (2) the country under whose laws it is organized; (3) the location of its principal securities market; and (4) whether 50% or more of its revenue is attributable to goods produced, sales made or services performed in foreign countries. In some cases, companies with one or more "foreign" characteristics may still be considered "U.S." entities.

Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.


Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve the most favorable overall results on the funds' transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of the funds' transactions or loss of certificates for the funds' securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund's securities containing foreign investments, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause the funds to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the funds.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rates of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.


The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each fund's euro-denominated investments.

Securities that are acquired by a fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.


The dividends and interest payable on certain of the funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds' shareholders.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the funds may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the funds settle its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the funds could sustain a loss.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

A fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into a futures contract for other reasons.


When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.


While a fund may purchase and sell futures contracts in order to increase its market exposure, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the funds will be covered, which means that the funds will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that the fund will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.


REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.


Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.


Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.






RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the funds' portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

Each fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. Each fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

SMALL-CAP STOCKS in which a fund may invest include stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUNDS' OUTSTANDING VOTING SHARES:



1) Each fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Communications Focus Fund will concentrate its investments in securities of companies in the communications sector. The Financial Focus Fund will concentrate its investments in securities of companies in the financial services sector. The Health Care Focus Fund will concentrate its investments in securities of companies in the health care sector. The Technology Focus Fund will concentrate its investments in securities of companies in the technology sector.


2) Each fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Each fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Each fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Each fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Each fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING CERTAIN POLICIES AND RESTRICTIONS OF THE FUNDS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.


Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE TRUST'S BOARD OF TRUSTEES.

Each fund may not:

1)       Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Schwab. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:




                                   POSITION(S) WITH                        PRINCIPAL OCCUPATIONS
NAME AND DATE OF BIRTH             THE TRUST                                  AND AFFILIATIONS

                                  INDEPENDENT TRUSTEES
DONALD F. DORWARD                 Trustee of each fund                     Chief Executive Officer, Dorward &
September 23, 1931                in Schwab Capital Trust since            Associates (corporate management,
                                  1993 and Schwab Investments              marketing and communications
                                  since 1991.                              consulting firm).  From 1996 to 1999,
                                                                           Executive Vice President and Managing
                                                                           Director, Grey Advertising.

ROBERT G. HOLMES                  Trustee of each fund                     Chairman, Chief Executive Officer and
May 15, 1931                      in Schwab Capital Trust since            Director, Semloh Financial, Inc.
                                  1993 and Schwab Investments              (international financial services and
                                  since 1991.                              investment advisory firm).

DONALD R. STEPHENS                Trustee of each fund in Schwab Capital   Managing Partner, D.R. Stephens &
June 28, 1938                     Trust since 1993 and Schwab              Company (investments).  Prior to 1996,
                                  Investments since 1991.                  Chairman and Chief Executive Officer
                                                                           of North American Trust (real estate
                                                                           investment trust).

MICHAEL W. WILSEY                 Trustee of each fund in Schwab Capital   Chairman and Chief Executive Officer,
August 18, 1943                   Trust since 1993 and Schwab              Wilsey Bennett, Inc. (truck and air
                                  Investments since 1991.                  transportation, real estate investment
                                                                           and management, and investments).

MARIANN BYERWALTER                Trustee of each fund in Schwab Capital   Chairman of JDN Corporate Advisory LLL
August 13, 1960                   Trust and Schwab Investments since       (corporate services).  From 1996 to
                                  2000.                                    2001, Ms. Byerwalter was the Vice
                                                                           President for Business Affairs and
                                                                           Chief Financial Officer of Stanford
                                                                           University. Ms. Byerwalter also is a
                                                                           Directors of America First Companies,
                                                                           Omaha, NE (venture capital/fund
                                                                           management), Redwood Trust, Inc.
                                                                           (mortgage finance), Stanford Hospitals
                                                                           and Clinics, SRI International
                                                                           (research), LookSmart, Ltd. (an
                                                                           Internet infrastructure company), PMI
                                                                           Group, Inc. (mortgage insurance) and
                                                                           Lucile Packard Children's Hospital.

WILLIAM A. HASLER                 Trustee of each fund in Schwab Capital   Co-Chief Executive Officer, Aphton
November 22, 1941                 Trust and Schwab Investments since       Corporation (bio-pharmaceuticals).
                                  2000.                                    Prior to August 1998, Mr. Hasler was
                                                                           Dean of the Haas School of Business at
                                                                           the University of California, Berkeley
                                                                           (higher education).  Mr. Hasler also
                                                                           is on the Board of Directors of
                                                                           Solectron Corporation (manufacturing),
                                                                           Tenera, Inc. (services and software),
                                                                           Airlease Ltd. (aircraft leasing),
                                                                           Mission West Properties (commercial
                                                                           real estate) and Digital Microwave

                                                                           Corporation (a network equipment
                                                                           corporation).

GERALD B. SMITH                   Trustee of each fund in Schwab Capital   Chairman and Chief Executive Officer
September 28, 1950                Trust and Schwab Investments since       and founder of Smith Graham & Co.
                                  2000.                                    (investment advisors).  Mr. Smith is
                                                                           also on the Board of Directors of
                                                                           Pennzoil-Quaker State Company (oil and
                                                                           gas) and Rorento N.V. (investments -
                                                                           Netherlands), Cooper Industries
                                                                           (electrical products, tools and
                                                                           hardware), and is a member of the
                                                                           audit committee of Northern Border
                                                                           Partners, L.P. (energy).


                                  INTERESTED TRUSTEES AND OFFICERS

CHARLES R. SCHWAB                 Chairman and Trustee of each fund in     Chairman, Co-Chief Executive Officer
July 29, 1937 *                   Schwab Capital Trust since 1993.         and Director, The Charles Schwab
                                                                           Corporation; Chief Executive Officer
                                                                           and Director, Schwab Holdings, Inc.;
                                                                           Chairman and Director, Charles Schwab
                                                                           & Co., Inc., Charles Schwab Investment
                                                                           Management, Inc.; Chairman, Schwab
                                                                           Retirement Plan Services, Inc.;
                                                                           Director, U.S. Trust Corporation,
                                                                           United States Trust Company of New
                                                                           York; Director until July 2001, The
                                                                           Charles Schwab Trust Company; Chairman
                                                                           and Director until January 1999, Mayer
                                                                           & Schweitzer, Inc. (a securities
                                                                           brokerage subsidiary of The Charles
                                                                           Schwab Corporation); Director, The
                                                                           Gap, Inc. (a clothing retailer),
                                                                           Audiobase, Inc. (full-service audio
                                                                           solutions for the Internet), Vodaphone
                                                                           AirTouch PLC (a telecommunications
                                                                           company), Siebel Systems (a software
                                                                           company) and Xign, Inc. (a developer
                                                                           of electronic payment


----------


* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.

                                                                           systems).

JOHN P. COGHLAN                   President, Chief Executive Officer and   Vice Chairman and Executive Vice
May 6, 1951 **                    Trustee of each fund in Schwab Capital   President, The Charles Schwab
                                  Trust since 2000.                        Corporation; Vice Chairman and
                                                                           Enterprise President, Retirement Plan
                                                                           Services and Services for Investment
                                                                           Managers, Charles Schwab & Co., Inc.;
                                                                           Chief Executive Officer and Director,
                                                                           Charles Schwab Investment Management,
                                                                           Inc.; President, Chief Executive
                                                                           Officer and Director, The Charles
                                                                           Schwab Trust Company; President and
                                                                           Director, Schwab Retirement
                                                                           Technologies, Inc.; Director, Charles
                                                                           Schwab Asset Management (Ireland)
                                                                           Ltd., Charles Schwab Worldwide Funds
                                                                           PLC, Schwab Retirement Plan Services,
                                                                           Inc. and Performance Technologies,
                                                                           Inc. (technology company).

JEREMIAH H. CHAFKIN               Executive Vice President, Chief          Executive Vice President, Investment
May 9, 1959**                     Operating Officer and Trustee of each    Service Marketing, Charles Schwab &
                                  fund in Schwab Capital Trust since       Co., Inc.; Director, Charles Schwab
                                  2000.                                    Asset Management (Ireland) Ltd;
                                                                           President and Chief Operating Officer
                                                                           until December 2001, Charles Schwab
                                                                           Investment Management, Inc.  Prior to
                                                                           September 1999, Mr. Chafkin was Senior
                                                                           Managing Director, Bankers Trust
                                                                           Company.

TAI-CHIN TUNG                     Treasurer and Principal                  Senior Vice President and Chief
March 7, 1951                     Financial Officer                        Financial Officer, Charles Schwab
                                                                           Investment Management, Inc.; Vice
                                                                           President, The Charles Schwab Trust
                                                                           Company.  From 1994 to 1996, Ms. Tung
                                                                           was Controller for Robertson Stephens
                                                                           Investment Management, Inc.



---------
** In addition to their positions with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

STEPHEN B. WARD                   Senior Vice President and Chief          Director, Senior Vice President and
April 5, 1955                     Investment                               Chief Investment Officer, Charles
                                  Officer                                  Schwab Investment Management, Inc.;
                                                                           Chief Investment Officer, The Charles
                                                                           Schwab Trust Company.

KOJI E. FELTON                    Secretary                                Senior Vice President, Chief Counsel
March 13, 1961                                                             and Assistant Corporate Secretary,
                                                                           Charles Schwab Investment Management,
                                                                           Inc.  Prior to June 1998, Mr. Felton
                                                                           was a Branch Chief in Enforcement at
                                                                           the U.S. Securities and Exchange
                                                                           Commission in San Francisco.




The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



At the April 24, 2001 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.



First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.



Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.




Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.



Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.



In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                                BOARD COMMITTEES



The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.




                                                                             Pension or
                                                                             Retirement         Total
 Name of Trustee                                                              Benefits       Compensation
                                   Aggregate Compensation                    Accrued as       from Fund
                                          from the:                         Part of Fund       Complex
                                                                              Expenses
                    -----------------------------------------------------
                    Communications     Financial   Health     Technology
                    Focus Fund         Services    Care       Focus Fund
                                       Focus Fund  Focus
                                                   Fund
----------------------------------------------------------------------------------------------------------
Charles R. Schwab   0                  0           0          0                N/A             0
Steven L. Scheid 1  0                  0           0          0                N/A             0
Jeremiah H.         0                  0           0          0                N/A             0
Chafkin
John P. Coghlan 2   0                  0           0          0                N/A             0
Mariann             838                833         839        851              N/A             146,100
Byerwalter
Donald F. Dorward   838                833         839        851              N/A             146,100
William A. Hasler   838                833         839        851              N/A             146,100
Robert G. Holmes    838                833         839        851              N/A             146,100
Gerald B. Smith     838                833         839        851              N/A             146,100
Donald R. Stephens  838                833         839        851              N/A             146,100
Michael W. Wilsey   838                833         839        851              N/A             146,100



--------
1 Mr. Scheid resigned from the board of trustees effective November 21, 2000.

2 Appointed to the board on November 21, 2000.

The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.



            Name of            Dollar Range of Trustee Ownership of Equity               Aggregate Dollar
            Trustee                              Securities in the:                      Range Of Trustee
                                                                                         Ownership In the
                                                                                           Fund Complex
                             ------------------------------------------------------
                             Communications   Financial    Health  Technology Focus
                               Focus Fund      Services     Care      Fund
                                                Focus       Focus
                                                 Fund       Fund
----------------------------------------------------------------------------------------------------------
   Charles R. Schwab           None              None       None    Over $100,000         Over $100,000

   Jeremiah H. Chafkin         None              None       None    None                  Over $100,000

   John P. Coghlan             None              None       None    None                  Over $100,000

   Mariann Byerwalter          None              None       None    None                $50,001 - $100,000

   Donald F. Dorward           None              None       None    None                  Over $100,000

   William A. Hasler           None              None       None    None                $50,001 - $100,000

   Robert G. Holmes            None              None       None    None                  Over $100,000

   Gerald B. Smith             None              None       None    None                  Over $100,000

   Donald R. Stephens          None              None       None    None                  Over $100,000

   Michael W. Wilsey           None              None       None    None                  Over $100,000


                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.


                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance

Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2002, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the Communications Focus Fund, Financial Services Focus Fund and Health Care Focus Fund and owned the percentages of the outstanding voting securities of the fund indicated below:



Technology Focus Fund                                                    14.24%



As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of any class of any of the funds:



Technology Focus Fund
Charles R. Schwab                                                        14.20%
101 Montgomery Street, San Francisco, CA 94104


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


Charles Schwab Investment Management, Inc., a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.



For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, accrued daily and payable monthly, of 0.54% of each fund's average daily net assets.



For the fiscal years ended October 31, 2001 and 2000, the Communications Focus Fund paid investment advisory fees of $36,000 and $0 (fees were reduced by $93,000 and $61,000 respectively).



For the fiscal years ended October 31, 2001 and 2000, the Financial Services Focus Fund paid investment advisory fees of $52,000 and $0 (fees were reduced by $85,000 and $38,000 respectively).



For the fiscal years ended October 31, 2001 and 2000, the Health Care Focus Fund paid investment advisory fees of $84,000 and $0 (fees were reduced by $85,000 and $44,000 respectively).

For the fiscal years ended October 31, 2001 and 2000, the Technology Focus Fund paid investment advisory fees of $116,000 and $0 (fees were reduced by $114,000 and $85,000 respectively).



The investment adviser and Schwab have contractually guaranteed that, through February 28, 2003, each fund's total annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.89% of each fund's average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the funds. The expense cap is not intended to cover all fund expenses, and the funds' expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston MA 02109 serves as custodian for the funds. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCooper LLP, audit and report on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the funds' annual report, which is a separate report supplied with the SAI.


                                 OTHER SERVICES

BARRA, Inc. (BARRA) provides the investment adviser with statistical and factual information and advice about economic factors and trends relating to each fund's sector and the issuers therein. Pursuant to an agreement between the investment adviser and BARRA, BARRA provides these services to the investment adviser, and in return is compensated by the investment adviser based on a percentage of each fund's assets, subject to any maximum and/or minimum fee per fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The funds' portfolio turnover rates for the period from their inception, July 3, 2000, through October 31, 2001, are reflected in the financial highlights sections of the prospectus.

The turnover rate for each fund is largely driven by the output of the portfolio model the investment adviser uses to construct each fund's investment portfolio.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.



In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 2001 and 2000, the Communications Focus Fund paid brokerage commissions of $49,164 and $19,374, respectively.



For the fiscal years ended October 31, 2001 and 2000, the Financial Services Focus Fund paid brokerage commissions of $43,474 and $14,346, respectively.



For the fiscal years ended October 31, 2001 and 2000, the Health Care Focus Fund paid brokerage commissions of $28,366 and $14,504, respectively.



For the fiscal years ended October 31, 2001 and 2000, the Technology Focus Fund paid brokerage commissions of $76,125 and $29,812, respectively.


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investment and minimum additional investment and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI for another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

            PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND
                               PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed),

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans.

Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.


Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep
Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds that are bought and sold through third-party investment providers.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.



Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in a fund.


                         CALCULATION OF PERFORMANCE DATA


Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.



For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.



If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS


Fund (Commencement of Operations)     One Year Ended          From Commencement of
                                      October 31, 2001        Operations to
                                                              October 31, 2001
----------------------------------------------------------------------------------
Communications Focus Fund (7/3/00)
After-tax Returns:                           (48.82%)               (48.10%)
On Distribution
On Distribution and Sale                     (48.82%)               (48.10%)
                                             (29.73%)               (37.55%)

Financial Services Focus Fund
(7/3/00)                                     (14.51%)                 1.04%
After-tax Returns:
On Distribution                              (15.81%)                (0.11%)
On Distribution and Sale                     (8.75%)                  0.35%

Health Care Focus Fund (7/3/00)
After-tax Returns:                           (10.94%)                (6.46%)
On Distribution
On Distribution and Sale                     (11.51%)                (6.90%)
                                             (6.62%)                 (5.33%)

Technology Focus Fund (7/3/00)
After-tax Returns:                           (54.69%)               (50.93%)
On Distribution
On Distribution and Sale                     (54.69%)               (50.93%)
                                             (33.31%)               (39.67%)



Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end.

Fund (Commencement of Operations)          Cumulative Total
                                           Return
-----------------------------------------------------------
Communications Focus Fund (7/3/00)               (58.39%)

Financial Services Focus Fund (7/3/00)             1.39%

Health Care Focus Fund (7/3/00)                   (8.54%)

Technology Focus Fund (7/3/00)                   (61.40%)


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. The performance of the funds may be compared with the performance of their respective sectors for which reliable data are available, such as industry or sector data. The funds, their distributor or investment adviser may discuss or quote market, regulatory and economic data and/or factors affecting their respective sectors or industries or sub-industries within those sectors. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

SCHWAB
ANALYTICS FUND(R)


     PROSPECTUS

     February 28, 2002



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                          [SCHWAB FUNDS(R) LOGO]

SCHWAB
ANALYTICS FUND(R)

ABOUT THE FUND

   4  Strategy

   5  Main risks

   6  Performance

   6  Fund fees and expenses

   7  Financial highlights

   8  Fund management


INVESTING IN THE FUND

  10  Buying shares

  11  Selling/exchanging shares

  12  Transaction policies

  13  Distributions and taxes

IMPORTANT NOTICE FOR SHAREHOLDERS



On or about June 1, 2002, Charles Schwab Investment Management, Inc. (CSIM), the Schwab Analytics Fund's investment adviser, will terminate the agreement under which Symphony Asset Management LLC serves as the fund's subadviser. As of the termination date, CSIM will have sole responsibility for managing the fund. Geri Hom, a vice president of CSIM, will continue to have overall responsibility for management of the fund. Larry Mano, a portfolio manager of CSIM, will assume responsibility for the fund's day-to-day management. The fund will continue to use quantitative techniques to pursue its goal of long-term capital growth. The departure of the fund's subadviser will not affect the fund's management fees or other operating expenses. As a fund shareholder, you will receive a revised prospectus for the fund, effective on the date of the termination of the subadvisory agreement, that will reflect this change.

ABOUT THE FUND

The Schwab Analytics Fund(R) uses a strategy that is primarily quantitative rather than one based on individual company research. This strategy employs a range of proprietary techniques to select stocks, construct a portfolio and manage overall risk.

The fund uses software models to screen stocks, based on factors that historically have been associated with above-average performance. The fund also looks at indicators of how those who are closest to a given company -- analysts and company insiders -- currently view the company's near-term prospects. Before making its actual investment decisions, the fund consults another technical model, this one designed to manage risk.

Taken together, these techniques are designed to complement each other in creating a portfolio with risk similar to that of the S&P 500(R) Index but with returns that are intended to be greater.

The fund is designed for long-term investors. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

     The fund seeks long-term capital growth.

SCHWAB
ANALYTICS FUND(R)


TICKER SYMBOL     SWANX


RISK MANAGEMENT


The fund approaches risk management from the perspective of its benchmark, the S&P 500(R) Index. The S&P 500 includes the common stocks of 500 leading U.S. companies from a broad range of industries.


The fund's risk management model is designed to estimate how much return a given investment might produce compared to the benchmark and how much risk it might involve compared to the benchmark. The model is designed to help the fund invest for returns that exceed the S&P 500, while maintaining a risk profile that is very similar to that of the index.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund expects to hold the common stocks of approximately 100 large- and mid-cap U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.


The portfolio managers monitor more than 2,000 companies that have market values of $500 million or more. Using a variety of quantitative techniques, the managers screen and rank these companies based on numerous factors. These include fundamental characteristics, such as a company's size and valuation and its history of earnings and dividends, as well as technical characteristics, such as its stock price movements. The rankings also take into account various analysts' earnings estimates and revisions, and also purchases and sales of the stock by corporate insiders.



Once the rankings are complete, the managers select the highest-ranked stocks (approximately 100) for inclusion in the fund's portfolio. The managers use a risk management model to construct a diversified portfolio with the goal of keeping the fund's volatility similar to that of the S&P 500 Index. While the fund may include stocks that are outside the S&P 500 Index or weight its stock holdings differently from the index, it normally seeks to have the same industry weightings as the index.



Analytics Fund

     This fund could be appropriate for long-term investors seeking a quantitative approach designed to outperform the S&P 500(R) Index.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. While the fund is not an index fund, its management techniques are likely to result in performance that correlates with the S&P 500, during upturns as well as downturns. The fund can take only limited steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

The fund includes stocks from many different sectors of the economy, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments -- bonds or small-cap stocks, for instance -- the fund's performance also will lag these investments. In addition, because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks.

OTHER RISK FACTORS

The fund's management model is based largely on past market behavior. To the extent that market dynamics shift over time, the model may fail to anticipate these shifts, which could affect the fund's ability to outperform its benchmark.

Although the fund's main risks are those associated with its stock investments, the fund uses other strategies that also may involve risks.

For example, futures contracts, which the fund may use to gain exposure to the stock market for its cash balances, could hurt the fund's performance if they don't perform as expected.

Additionally, the fund may actively buy and sell portfolio securities, which will increase its portfolio turnover rate and expenses, and will increase the likelihood of capital gain distributions.

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.



The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-     may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]



97                  31.62
98                  28.03
99                  27.75
00                  (7.71)
01                 (17.89)



BEST QUARTER:    23.09%  Q4 1998
WORST QUARTER:  (15.61%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                         Since
                                       1 Year          5 Years         inception
--------------------------------------------------------------------------------
FUND
 Before taxes                         (17.89)           10.28           11.88 1
 After taxes on distributions         (18.08)            8.38            9.98 1
 After taxes on distributions
 and sale of shares                   (10.90)            8.02            9.37 1
 S&P 500(R) Index                     (11.89)           10.70           11.90 2


1 Inception: 7/1/96.

2 From: 7/1/96.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.54
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.34
                                                                          ------
Total annual operating expenses                                            0.88

Expense reduction                                                         (0.13)
                                                                          ------
NET OPERATING EXPENSES*                                                    0.75
                                                                          ======


* Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


 1 Year                3 Years                5 Years                  10 Years
--------------------------------------------------------------------------------
   $77                  $268                   $475                    $1,072



Analytics Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                           11/1/00-        11/1/99-         11/1/98-       11/1/97-        11/1/96-
                                                           10/31/01        10/31/00         10/31/99       10/31/98        10/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       18.53           18.91            14.57           13.72           11.01
                                                            ------------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                       0.08            0.05             0.06            0.10            0.13
  Net realized and unrealized gains or losses                (4.57)           1.08             4.94            2.20            2.79
                                                            ------------------------------------------------------------------------
  Total income or loss from investment operations            (4.49)           1.13             5.00            2.30            2.92
Less distributions:
  Dividends from net investment income                       (0.07)          (0.04)           (0.09)          (0.12)          (0.08)
  Distributions from net realized gains                      (1.44)          (1.47)           (0.57)          (1.33)          (0.13)
                                                            ------------------------------------------------------------------------
  Total distributions                                        (1.51)          (1.51)           (0.66)          (1.45)          (0.21)
                                                            ------------------------------------------------------------------------
Net asset value at end of period                             12.53           18.53            18.91           14.57           13.72
                                                            ========================================================================
Total return (%)                                            (25.93)           5.75            35.20           18.37           26.83

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                           0.75            0.75 1           0.75            0.75            0.74
Expense reductions reflected in above ratio                   0.13            0.11             0.18            0.37            0.41
Ratio of net investment income to
 average net assets                                           0.55            0.29             0.34            0.70            1.04
Portfolio turnover rate                                        106              96               99             115             120
Net assets, end of period ($ x 1,000,000)                      210             342              289             192             150



1 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

FUND MANAGEMENT

THE FUND'S INVESTMENT ADVISER, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., HAS MORE THAN $146 BILLION UNDER MANAGEMENT.


The investment adviser for the Schwab Analytics Fund(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/01.)



As the investment adviser, the firm oversees the asset management and administration of the Schwab Analytics Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 10/31/01, these fees were 0.41%. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effects of reductions. A portion of the management fee is used to pay the subadviser.


Symphony Asset Management LLC is the subadviser for the Schwab Analytics Fund. Symphony is located at 555 California Street, San Francisco, CA 94104. As of October 31, 2001, Symphony had approximately $3.7 billion under management, including assets of the fund. Symphony is a wholly-owned subsidiary of The John Nuveen Company, which manages or sponsors over $68 billion of investments for more than one million investors.

GERI HOM, a vice president of the investment adviser, has overall responsibility for fund management. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.

PRAVEEN GOTTIPALLI handles the fund's day-to-day management and has been Director of Investment for the subadviser since 1994. Prior to this position, he was at Barra, Inc. for nine years.

Fund management

INVESTING IN THE FUND

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the fund.


For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as Schwab MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.


For more information on Schwab brokerage accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

BUYING SHARES

Shares of the fund may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.


MINIMUM INITIAL INVESTMENT               MINIMUM ADDITIONAL INVESTMENT
--------------------------------------------------------------------------------
$2,500 ($1,000 for retirement            $500 ($100 for custodial accounts
and custodial accounts)                  and investments through the
                                         Automatic Investment Plan)


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                  FEATURES
--------------------------------------------------------------------------------
Reinvestment            All dividends and capital gain distributions are
                        invested automatically in shares of the fund.

Cash/reinvestment mix   You receive payment for dividends, while any capital
                        gain distributions are invested in shares of the fund.

Cash You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


Investing in the funds

SELLING/EXCHANGING SHARES


When selling or exchanging shares, please be aware of the following policies:

-     The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com


SCHWAB BY PHONE
Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).



TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.



SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-367-5198.



MAIL
Write to SchwabFunds at:
P.O. Box 7575
San Francisco, CA 94120-7575.


IN PERSON
Visit the nearest Charles Schwab branch office.

WHEN PLACING ORDERS


With every order to buy, sell or exchange shares, you will need to include the following information:

-     Your name or, for Internet orders, your account number/ "Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-     When selling shares, how you would like to receive the proceeds.


Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price each business day after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities.

-     To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-     To withdraw or suspend any part of the offering made by this prospectus.


Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.


UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

SCHWAB
ANALYTICS FUND(R)

     PROSPECTUS
     February 28, 2002


                                                          [SCHWAB FUNDS(R) LOGO]

TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab Analytics Fund(R)              811-7704



SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov



SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
1-800-435-4000
www.schwab.com/schwabfunds




REG13758FLT-04

                      STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB ANALYTICS FUND(R)

                                FEBRUARY 28, 2002

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the fund at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.

The fund is a series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


                                                                         Page
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS........           2
MANAGEMENT OF THE FUND..........................................          14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............          22
INVESTMENT ADVISORY AND OTHER SERVICES..........................          22
BROKERAGE ALLOCATION AND OTHER PRACTICES........................          24
DESCRIPTION OF THE TRUST........................................          25
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES...........................................          26
TAXATION........................................................          28
CALCULATION OF PERFORMANCE DATA.................................          29

           INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE


The fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund. There is no guarantee the fund will achieve its objective.


THE SCHWAB ANALYTICS FUND(R) seeks long-term capital growth.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. (For example, limitations on illiquid securities and borrowing apply at all times.) Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).


The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund intends to use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. The fund will pay a fee to the bank for using the lines.



CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated.


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.


Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the Investment Company Act of 1940 (the 1940 Act). The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.


EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.



Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.


Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.


Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.



Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities.

Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund endeavors to achieve the most favorable overall results on the fund's transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of the fund's transactions or loss of certificates for the fund's securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund's securities containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rates of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the fund may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.



The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the fund's euro-denominated investments.



Securities that are acquired by the fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.


The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. The fund does not intend to engage in speculative futures transactions.



When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.


While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery of, and incur extra transaction costs buying or selling, the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.


ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will deposit with its custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.


The fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.



Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.



Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.



REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.


Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.


Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.



REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.



RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.



SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements with the primary objective of increasing its income. For example, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.



The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).






SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.


The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. The fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.



Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


Under the terms of the exemptive order, the fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.


                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:


1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE OR BELOW POLICIES AND RESTRICTIONS.


Borrowing. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).


Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.


Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.



Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.



Real Estate. The 1940 Act does not directly restrict the fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.



Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.



Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.


THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)       Invest more than 15% of its net assets in illiquid securities.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

                             MANAGEMENT OF THE FUND


The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 5 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Schwab. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



                        POSITION(S) WITH              PRINCIPAL OCCUPATIONS, OTHER
NAME AND DATE OF BIRTH  THE TRUST                    DIRECTORSHIPS AND AFFILIATIONS
                                 INDEPENDENT TRUSTEES

DONALD F. DORWARD       Trustee of each fund     Chief Executive Officer, Dorward &
September 23, 1931      in Schwab Capital        Associates (corporate management,
                        Trust since 1993.        marketing and communications
                                                 consulting firm).  From 1996 to 1999,
                                                 Executive Vice President and Managing
                                                 Director, Grey Advertising.

ROBERT G. HOLMES        Trustee of each fund     Chairman, Chief Executive Officer and
May 15, 1931            in Schwab Capital        Director, Semloh Financial, Inc.
                        Trust since 1993.        (international financial services and
                                                 investment advisory firm).

DONALD R. STEPHENS      Trustee of each fund     Managing Partner, D.R. Stephens &
June 28, 1938           in Schwab Capital        Company (investments).  Prior to
                        Trust since.             1996, Chairman and Chief Executive
                                                 Officer of North American Trust (real
                                                 estate investment trust).

MICHAEL W. WILSEY       Trustee of each fund     Chairman and Chief Executive Officer,
August 18, 1943         in Schwab Capital        Wilsey Bennett, Inc. (truck and air
                        Trust since 1993.        transportation, real estate
                                                 investment and management, and
                                                 investments).

MARIANN BYERWALTER      Trustee of each fund     Chairman of JDN Corporate Advisory
August 13, 1960         in Schwab Capital        LLL (corporate services).  From 1996
                        Trust.                   to 2001, Ms. Byerwalter was the Vice
                                                 President for Business Affairs and
                                                 Chief Financial Officer of Stanford
                                                 University. Ms. Byerwalter also is a
                                                 Directors of America First Companies,
                                                 Omaha, NE (venture capital/fund
                                                 management), Redwood Trust, Inc.
                                                 (mortgage finance), Stanford
                                                 Hospitals and Clinics, SRI
                                                 International

                                                 (research), LookSmart,
                                                 Ltd. (an Internet infrastructure
                                                 company), PMI Group, Inc. (mortgage
                                                 insurance) and Lucile Packard
                                                 Children's Hospital.

WILLIAM A. HASLER       Trustee of each fund     Co-Chief Executive Officer, Aphton
November 22, 1941       in Schwab Capital        Corporation (bio-pharmaceuticals).
                        Trust.                   Prior to August 1998, Mr. Hasler was
                                                 Dean of the Haas School of Business
                                                 at the University of California,
                                                 Berkeley (higher education).  Mr.
                                                 Hasler also is on the Board of
                                                 Directors of Solectron Corporation
                                                 (manufacturing), Tenera, Inc.
                                                 (services and software), Airlease
                                                 Ltd. (aircraft leasing), Mission West
                                                 Properties (commercial real estate)
                                                 and Digital Microwave Corporation (a
                                                 network equipment corporation).

GERALD B. SMITH         Trustee of each fund     Chairman and Chief Executive Officer
September 28, 1950      in Schwab Capital        and founder of Smith Graham & Co.
                        Trust.                   (investment advisors).  Mr. Smith is
                                                 also on the Board of Directors of
                                                 Pennzoil-Quaker State Company (oil
                                                 and gas) and Rorento N.V.
                                                 (investments - Netherlands), Cooper
                                                 Industries (electrical products,
                                                 tools and hardware), and is a member
                                                 of the audit committee of Northern
                                                 Border Partners, L.P. (energy).

                        INTERESTED TRUSTEES AND OFFICERS


CHARLES R. SCHWAB       Chairman and Trustee     Chairman, Co-Chief Executive Officer
July 29, 1937 *         of each fund in Schwab   and Director, The Charles Schwab
                        Capital Trust since      Corporation; Chief Executive Officer
                        1993.                    and Director, Schwab Holdings, Inc.;
                                                 Chairman and Director, Charles Schwab
                                                 & Co., Inc., Charles Schwab
                                                 Investment Management, Inc.;
                                                 Chairman, Schwab Retirement Plan
                                                 Services, Inc.; Director, U.S. Trust
                                                 Corporation, United States Trust
                                                 Company of New York; Director until
                                                 July 2001, The Charles Schwab Trust
                                                 Company; Chairman and Director until
                                                 January 1999, Mayer & Schweitzer,
                                                 Inc. (a securities brokerage
                                                 subsidiary of The Charles Schwab
                                                 Corporation); Director, The Gap, Inc.
                                                 (a clothing retailer), Audiobase,
                                                 Inc. (full-service audio solutions
                                                 for the Internet), Vodaphone AirTouch
                                                 PLC (a telecommunications company),
                                                 Siebel Systems (a software company)
                                                 and Xign, Inc. (a developer of
                                                 electronic payment systems).

JOHN P. COGHLAN         President, Chief         Vice Chairman and Executive Vice
May 6, 1951 **          Executive Officer and    President, The Charles Schwab
                        Trustee of each fund     Corporation; Vice Chairman and
                        in Schwab Capital        Enterprise President, Retirement Plan
                        Trust since 2000.        Services and Services for Investment
                                                 Managers, Charles Schwab & Co., Inc.;
                                                 Chief Executive Officer and Director,
                                                 Charles Schwab Investment Management,
                                                 Inc.; President, Chief Executive
                                                 Officer and Director, The Charles
                                                 Schwab Trust Company; President and
                                                 Director, Schwab Retirement
                                                 Technologies,


--------


* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.



** In addition to their positions with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

                                                 Inc.; Director, Charles
                                                 Schwab Asset Management (Ireland)
                                                 Ltd., Charles Schwab Worldwide Funds
                                                 PLC, Schwab Retirement Plan Services,
                                                 Inc. and Performance Technologies,
                                                 Inc. (technology company).

JEREMIAH H. CHAFKIN     Executive Vice            Executive Vice President, Investment
May 9, 1959 2           President, Chief         Service Marketing, Charles Schwab &
                        Operating Officer and    Co., Inc.; Director, Charles Schwab
                        Trustee of each fund     Asset Management (Ireland) Ltd;
                        in Schwab Capital        President and Chief Operating Officer
                        Trust since 2000.        until December 2001, Charles Schwab
                                                 Investment Management, Inc.  Prior to
                                                 September 1999, Mr. Chafkin was
                                                 Senior Managing Director, Bankers
                                                 Trust Company.

TAI-CHIN TUNG           Treasurer and Principal  Senior Vice President and Chief
March 7, 1951           Financial Officer        Financial Officer, Charles Schwab
                                                 Investment Management, Inc.; Vice
                                                 President, The Charles Schwab Trust
                                                 Company.  From 1994 to 1996, Ms. Tung
                                                 was Controller for Robertson Stephens
                                                 Investment Management, Inc.

STEPHEN B. WARD         Senior Vice President    Director, Senior Vice President and
April 5, 1955           and Chief Investment     Chief Investment Officer, Charles
                        Officer                  Schwab Investment Management, Inc.;
                                                 Chief Investment Officer, The Charles
                                                 Schwab Trust Company.

KOJI E. FELTON          Secretary                Senior Vice President, Chief Counsel
March 13, 1961                                   and Assistant Corporate Secretary,
                                                 Charles Schwab Investment Management,
                                                 Inc.  Prior to June 1998, Mr. Felton
                                                 was a Branch Chief in Enforcement at
                                                 the U.S. Securities and Exchange
                                                 Commission in San Francisco.



The continuation of the fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreements. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the fund's investment advisers, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



At the April 24, 2001 meeting the Board of Trustees, including a majority of Independent Trustees, approved the fund's investment advisory and administration agreements with CSIM and its subadvisory agreement with Symphony Asset Management LLC (the "Agreements") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the fund under the Agreements; (2) the fund's expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) the fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to the fund, including both direct and indirect benefits accruing to CSIM and its affiliates.



First, with respect to the nature and quality of the services provided by CSIM to the fund, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the fund. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.



Second, with respect to the fund's expenses under the Agreements, the trustees considered the fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.



Third, with respect to fund performance, the trustees considered the fund's performance relative to its peer group and appropriate indices, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.



Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from their relationship with the fund, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                                BOARD COMMITTEES



The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.



The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.



                                             Pension or
                                             Retirement         Total
  Name of                                 Benefits Accrued      Compensation from
  Trustee       Aggregate Compensation    as Part of Fund       Fund Complex
                     from the Fund:          Expenses
---------------------------------------------------------------------------------
Charles R.      0                               N/A             0
Schwab

Steven L.       0                               N/A             0
Scheid 1

Jeremiah H.     0                               N/A             0
Chafkin

John P.         0                               N/A             0
Coghlan 2

Mariann         1,149                           N/A             146, 100
Byerwalter

Donald F.       1,149                           N/A             146, 100
Dorward

William A.      1,149                           N/A             146, 100
Hasler

Robert G.       1,149                           N/A             146, 100
Holmes


----------

1 Mr. Scheid resigned from the board of trustees effective November 21, 2000.

2        Appointed to the board on November 21, 2000.

                                             Pension or
                                             Retirement         Total
  Name of                                 Benefits Accrued      Compensation from
  Trustee       Aggregate Compensation    as Part of Fund       Fund Complex
                     from the Fund:          Expenses
---------------------------------------------------------------------------------
Gerald B.       1,149                           N/A             146,100
Smith

Donald R.       1,149                           N/A             146,100
Stephens

Michael W.      1,149                           N/A             146,100
Wilsey



The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.



       Name of         Dollar Range of Trustee          Aggregate Dollar Range
       Trustee            Ownership of Equity                 Of Trustee
                         Securities in the Fund             Ownership In the
                                                             Fund Complex
------------------------------------------------------------------------------
Charles R. Schwab          $50,001 - $100,000              Over $100,000
Jeremiah H. Chafkin              None                      Over $100,000
John P. Coghlan                  None                      Over $100,000
Mariann Byerwalter               None                      $50,001 - $100,000
Donald F. Dorward                None                      Over $100,000
William A. Hasler                None                      $50,001 - $100,000
Robert G. Holmes                 None                      Over $100,000
Gerald B. Smith                  None                      Over $100,000
Donald R. Stephens               None                      Over $100,000
Michael W. Wilsey                None                      Over $100,000


                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.

                                 CODE OF ETHICS

The fund, its investment adviser and subadviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or subadviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's or subadviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2002, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.



As of January 31, 2002, no person or entity owned, of record or beneficially, more than 5% of the shares of the fund.


                    INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.



For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million.



For the fiscal years ended October 31, 2001, 2000 and 1999, the fund paid investment advisory fees of $1,114,000, $1,550,000, and $987,000, respectively (fees were reduced by $343,000, $407,000, and $414,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 28, 2003, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.75% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   SUB-ADVISER

The investment adviser has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Symphony Asset Management LLC (the "sub-adviser" or "Symphony") pursuant to which Symphony acts as the fund's sub-adviser. The sub-adviser makes investment decisions for the fund's non-cash investments and uses quantitative techniques and proprietary real-time databases and software models to continually identify and rank stocks that exhibit a favorable combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500(R). Once rankings are determined, statistical methodologies will be used to construct a portfolio of the most attractive stocks in terms of potential long-term capital growth.

For the sub-adviser's services, the investment adviser pays the sub-adviser an annual investment sub-advisory fee, payable monthly, of 0.20% of the fund's average daily net assets not in excess of $300 million, 0.15% of the next $500 million and 0.10% of such assets over $800 million.

                                   DISTRIBUTOR

Pursuant to a distribution agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.05% of the fund's average daily net assets.



For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly by the fund, in the amount of 0.20% of the fund's average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the fund. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The fund's independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the fund's annual report, which is a separate report supplied with the SAI.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.


The fund's portfolio turnover rates for the fiscal years ended October 31, 2001 and 2000, were 106% and 96%, respectively.


The turnover rate for the fund is largely driven by the portfolio models that help the fund construct its investment portfolio.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the fund to determine the effect, if any, that the fund's transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.



In an attempt to obtain best execution for the fund, the investment adviser may place orders directly with market makers or with third market brokers, such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable the fund to trade directly with other institutional holders on a net basis. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the fund on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 2001, 2000, and 1999, the fund paid brokerage commissions of $379,175, $367,698 and $278,377, respectively.


                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

 PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                 PURCHASING AND REDEEMING SHARES OF THE FUND


The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the fund's transfer agent prior to the close of the NYSE's trading session will be executed that day at the fund's share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase, redemption and exchanges orders must be received by the fund's transfer agent that day in order to be executed that day at that day's share price.


As long as the fund or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The fund reserves the right to waive its early redemption fee, if applicable, for certain tax-advantaged retirement plans.


The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.



The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.


Shares of the fund may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.


                          EXCHANGING SHARES OF THE FUND


Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds that are bought and sold through third-party investment providers.

                        DELIVERY OF SHAREHOLDER DOCUMENTS


Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call the fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.


                                PRICING OF SHARES


Each business day, the fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of the fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.



The fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.


                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND


It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.



The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.



The fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.


               FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS


The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.



Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.


The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                         CALCULATION OF PERFORMANCE DATA


Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, the fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.



For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.



If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).


                          AVERAGE ANNUAL TOTAL RETURNS


Fund (Commencement of         One Year ended      Five Years ended       From
Operations)                   October 31,         October 31, 2001       Commencement of
                              2001                                       Operations to
                                                                         October 31, 2001
-----------------------------------------------------------------------------------------
Schwab Analytics              (25.93%)                  9.72%            11.06%
Fund(R) (7/1/96)
After-tax Returns:
On Distribution               (27.39%)                  7.72%            9.16%
On Distribution and Sale      (14.20%)                  7.53%            8.72%



The fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.


Fund (Commencement of Operations)           Cumulative Total Return
---------------------------------           -----------------------
Schwab Analytics Fund(R) (7/1/96)                     75.04%


The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                                 [CUBE GRAPHIC]

INSTITUTIONAL SELECT(R) FUNDS

Prospectus - February 28, 2002



         INSTITUTIONAL SELECT S&P 500 Fund

         INSTITUTIONAL SELECT Large-Cap Value Index Fund

         INSTITUTIONAL SELECT Small-Cap Value Index Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                 [CUBE GRAPHIC]

INSTITUTIONAL SELECT(R) FUNDS


ABOUT THE FUNDS

              Institutional Select S&P 500 Fund   4

Institutional Select Large-Cap Value Index Fund   8

Institutional Select Small-Cap Value Index Fund  12

                                Fund Management  16


                             INVESTING IN THE FUNDS


                                  Buying Shares  18

                      Selling/Exchanging Shares  19

                           Transaction Policies  20

                        Distributions and Taxes  20

ABOUT THE FUNDS

The funds in this prospectus use INDEXING STRATEGIES. Each fund seeks HIGH TOTAL RETURN by tracking the performance of a different stock market index, as described on the following pages.

Because the composition of an index tends to be comparatively stable, index funds historically have shown LOW PORTFOLIO TURNOVER compared to actively managed funds.

Like most stock investments, the funds are intended for LONGER-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

                                 [CUBE GRAPHIC]


INSTITUTIONAL SELECT(R)

S&P 500 FUND
TICKER SYMBOL: ISLCX


GOAL -- The fund seeks high total return by tracking the performance of the S&P 500(R) Index.


                                     INDEX


THE S&P 500 INDEX includes the stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.



                                    STRATEGY


To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.


Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

--------------------------------------------------------------------------------


LARGE-CAP STOCKS - Although the 500 companies in the index constitute only about 8% of all the publicly traded companies in the United States, they represent approximately 81% of the total value of the U.S. stock market. (All figures are as of 12/31/01.) For this reason, the index is widely used as a measure of overall U.S. stock market performance.


Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.

--------------------------------------------------------------------------------

S&P 500 FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks underperform mid- or small-cap stocks, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.

--------------------------------------------------------------------------------

OTHER MAIN RISK FACTORS - Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


More complete information may be found in the Statement of Additional Information (see back cover).
--------------------------------------------------------------------------------


                                                                    S&P 500 FUND

                                  PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-   may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR CHART]


2000      (9.20)
2001     (12.05)



BEST QUARTER: 2.26% Q1 2000
WORST QUARTER: (14.66%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                   SINCE
                                     1 YEAR      INCEPTION
----------------------------------------------------------
Fund
  Before taxes                       (12.05)      (2.59) 1
  After taxes on distributions       (12.49)      (3.02) 1
  After taxes on distributions
  and sale of shares                  (7.35)      (2.26) 1
S&P 500(R) Index                     (11.89)      (2.44) 2


1   Inception: 2/1/99.
2   From 2/1/99.




                             FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-------------------------------------------------------------
Redemption fee, charged only on shares you
sell 180 days or less after buying them and paid
directly to the fund                                     0.75


ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------
Management fees                                          0.18
Distribution (12b-1) fees                                None
Other expenses                                           0.19
                                                        -----
Total annual operating expenses                          0.37

EXPENSE REDUCTION                                       (0.22)
                                                        -----
NET OPERATING EXPENSES*                                  0.15
                                                        =====



* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------------------------------------------------------
$15             $48             $116            $378


S&P 500 FUND

                                 [CUBE GRAPHIC]


                              FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                                     11/1/00 -      11/1/99 -       2/1/99* -
                                                                     10/31/01       10/31/00        10/31/99
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 11.26           10.74           10.00
Income or loss from investment operations:
   Net investment income                                                0.12            0.11            0.07
   Net realized and unrealized gains or losses                         (2.91)           0.52            0.67
                                                                     -----------------------------------------
   Total income or loss from investment operations                     (2.79)           0.63            0.74
Less distributions:
   Dividends from net investment income                                (0.11)          (0.09)             --
   Distributions from net realized gains                                  --           (0.02)             --
                                                                     -----------------------------------------
   Total distributions                                                 (0.11)          (0.11)             --
Net asset value at end of period                                        8.36           11.26           10.74
                                                                     -----------------------------------------
Total return (%)                                                      (24.95)           5.86            7.40 1

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets                   0.15            0.15 3          0.13 2
Expense reductions reflected in above ratio                             0.22            0.22            0.42 2
Ratio of net investment income to average net assets                    1.14            1.06            1.37 2
Portfolio turnover rate                                                   13               6               1
Net assets, end of period ($ x 1,000,000)                                261             382             238


*   Commencement of operations.
1   Not annualized.
2   Annualized.
3 Would have been 0.16% if certain non-routine expenses (proxy fees) had been included.


                                                                    S&P 500 FUND

                                 [CUBE GRAPHIC]


INSTITUTIONAL SELECT(R)

Large-Cap Value Index Fund
TICKER SYMBOL: ISLVX

GOAL -- The fund seeks high total return by tracking the performance of the S&P 500/BARRA Value Index.


                                      INDEX

THE S&P 500/BARRA VALUE INDEX includes those stocks from the S&P 500(R) Index that are identified as value stocks. Standard & Poor's and BARRA, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.

                                    STRATEGY


To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.


Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

--------------------------------------------------------------------------------

VALUE INVESTING - Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks in theory are already trading at relatively low prices.


THE S&P 500/BARRA VALUE INDEX currently contains 354 stocks representing approximately 50% of the total market value of the S&P 500. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/01.)


--------------------------------------------------------------------------------

LARGE-CAP VALUE INDEX FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP VALUE PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).


Although the S&P 500/BARRA Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap value stocks. As a result, whenever these stocks underperform large-cap growth stocks, or mid- or small-cap stocks of any type, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap value stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.


--------------------------------------------------------------------------------

OTHER MAIN RISK FACTORS - Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P 500/BARRA Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


More complete information may be found in the Statement of Additional Information (see back cover).

--------------------------------------------------------------------------------

                                                      LARGE-CAP VALUE INDEX FUND

                                  PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


2000        5.94
2001      (11.90)




BEST QUARTER: 8.82% Q3 2000
WORST QUARTER: (16.17)% Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                SINCE
                                   1 YEAR     INCEPTION
-------------------------------------------------------
Fund
Before taxes                       (11.90)         0.94 1
After taxes on distributions       (13.31)        (0.47)1
After taxes on distributions
   and sale of shares               (6.94)         0.16 1
S&P 500/Barra Value Index          (11.71)         1.18 2


1  Inception: 2/1/99.
2  From 2/1/99.




                             FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-------------------------------------------------------------
Redemption fee, charged only on shares you
sell 180 days or less after buying them and paid
directly to the fund.                                  0.75


ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------
Management fees                                          0.20
Distribution (12b-1) fees                                None
Other expenses                                           0.25
                                                        -----
Total annual operating expenses                          0.45

EXPENSE REDUCTION                                       (0.20)
                                                        -----
NET OPERATING EXPENSES*                                  0.25
                                                        =====


* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR        3 YEARS        5 YEARS        10 YEARS
-----------------------------------------------------
$26           $80            $169           $485



LARGE-CAP VALUE INDEX FUND

                                 [CUBE GRAPHIC]


                              FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                                         11/1/00-       11/1/99-        2/1/99*-
                                                                         10/31/01       10/31/00        10/31/99
----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                     11.44           10.68           10.00
Income or loss from investment operations:
   Net investment income                                                    0.14            0.15            0.09
   Net realized and unrealized gains or losses                             (2.19)           0.84            0.59
                                                                         ---------------------------------------
   Total income or loss from investment operations                         (2.05)           0.99            0.68
Less distributions:
   Dividends from net investment income                                    (0.15)          (0.11)             --
   Distributions from net realized gains                                   (0.32)          (0.12)             --
                                                                         ---------------------------------------
   Total distributions                                                     (0.47)          (0.23)             --
Net asset value at end of period                                            8.92           11.44           10.68
                                                                         ---------------------------------------
Total return (%)                                                          (18.53)           9.48            6.80 1

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets                       0.25            0.25 3          0.21 2
Expense reductions reflected in above ratio                                 0.20            0.25            0.49 2
Ratio of net investment income to average net assets                        1.47            1.64            1.62 2
Portfolio turnover rate                                                       47              27              19
Net assets, end of period ($ x 1,000,000)                                    128             129              71


*    Commencement of operations.
1    Not annualized.
2    Annualized.
3 Would have been 0.26% if certain non-routine expenses (proxy fees) had been included.

                                                      LARGE-CAP VALUE INDEX FUND

                                 [CUBE GRAPHIC]


INSTITUTIONAL SELECT(R)

Small-Cap Value Index Fund
TICKER SYMBOL: ISSVX

GOAL -- The fund seeks high total return by tracking the performance of the S&P SmallCap 600/BARRA Value Index.


                                     INDEX

THE S&P SMALLCAP 600/BARRA VALUE INDEX includes those stocks from the S&P SmallCap 600 Index that are identified as value stocks. Standard & Poor's and BARRA, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.


                                    STRATEGY


To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.


Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

--------------------------------------------------------------------------------

VALUE INVESTING - Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks in theory are already trading at relatively low prices.


THE S&P SMALLCAP 600/BARRA VALUE INDEX currently contains 380 stocks representing approximately 50% of the total market value of the S&P SmallCap
600. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/01.)

--------------------------------------------------------------------------------

SMALL-CAP VALUE INDEX FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SMALL-CAP VALUE PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Small-cap stock prices may be based largely on future expectations rather than current achievements, and may move sharply, especially during volatile markets. Although the S&P SmallCap 600/BARRA Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of small-cap value stocks. As a result, whenever these stocks underperform small-cap growth stocks, or mid- or large-cap stocks of any type, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever small-cap value stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.

--------------------------------------------------------------------------------

OTHER MAIN RISK FACTORS - Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P SmallCap 600/BARRA Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) Small-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


More complete information may be found in the Statement of Additional Information (see back cover).

--------------------------------------------------------------------------------

                                                      SMALL-CAP VALUE INDEX FUND

                                  PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest federal income tax rates that applied during the period, but assume no state or local taxes

-    may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


2000     20.86
2001     12.99




BEST QUARTER: 20.97% Q4 2001
WORST QUARTER: (16.55)% Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                   SINCE
                                      1 YEAR     INCEPTION
----------------------------------------------------------
Fund
  Before taxes                         12.99         12.83 1
  After taxes on distributions          9.47          9.90 1
  After taxes on distributions
  and sale of shares                    8.36          9.01 1
S&P SmallCap 600/Barra
Value Index                            13.10         12.91 2


1  Inception: 2/1/99.
2  From 2/1/99.




                             FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)



SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee, charged only on shares you
sell 180 days or less after buying them and paid
directly to the fund                                     0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                          0.25
Distribution (12b-1) fees                                None
Other expenses                                           0.36
                                                       -------
Total annual operating expenses                          0.61

EXPENSE REDUCTION                                       (0.29)
                                                       -------
NET OPERATING EXPENSES*                                  0.32
                                                       =======


* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR      3 YEARS       5 YEARS       10 YEARS
------------------------------------------------
$33         $103          $221          $646


SMALL-CAP VALUE INDEX FUND

                                 [CUBE GRAPHIC]


                              FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                                         11/1/00 -       11/1/99 -       2/1/99* -
                                                                         10/31/01        10/31/00        10/31/99
-----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                      11.23            9.89           10.00
Income or loss from investment operations:
   Net investment income                                                     0.09            0.09            0.07
   Net realized and unrealized gains or losses                               0.32            1.74           (0.18)
                                                                         ----------------------------------------
   Total income or loss from investment operations                           0.41            1.83           (0.11)
Less distributions:
   Dividends from net investment income                                     (0.08)          (0.09)             --
   Distributions from net realized gains                                    (0.74)          (0.40)             --
                                                                         ----------------------------------------
   Total distributions                                                      (0.82)          (0.49)             --
Net asset value at end of period                                            10.82           11.23            9.89
                                                                         ----------------------------------------
Total return (%)                                                             4.14           19.42           (1.10) 1


RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets                        0.32           0.273            0.00 2
Expense reductions reflected in above ratio                                  0.29            0.38            0.98 2
Ratio of net investment income to average net assets                         0.87            0.94            1.25 2
Portfolio turnover rate                                                        69              71              38
Net assets, end of period ($ x 1,000,000)                                      47              39              32


*    Commencement of operations.
1    Not annualized.
2    Annualized.
3 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.


                                                      SMALL-CAP VALUE INDEX FUND

FUND MANAGEMENT


THE INVESTMENT ADVISER for the Institutional Select(R) Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for 44 mutual funds, including 9 equity index funds. The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/01.)



As the investment adviser, the firm oversees the asset management and administration of the Institutional Select Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/01, these fees were 0.02% for the Institutional Select S&P 500 Fund, 0.01% for the Institutional Select Large-Cap Value Index Fund, and 0.00% for the Institutional Select Small-Cap Value Index Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of, and has overall responsibility for, each of the funds. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.


LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the Large-Cap and Small-Cap Value Index Funds. Prior to joining the firm in November 1998, he worked for 20 years in equity index management, most recently at Wilshire Associates, Inc.


FUND MANAGEMENT

INVESTING IN THE FUNDS

The following pages tell how to BUY, SELL AND EXCHANGE shares in these funds.

There is also information on INVESTMENT MINIMUMS, distribution options and taxes.

Your INVESTMENT MANAGER can help you make decisions about your investment and can work with you to ANSWER QUESTIONS you may have about investing in the funds.

If you don't have an investment manager, please call 1-800-435-4000.

                                  BUYING SHARES

Shares of the funds may be purchased through certain third-party investment providers, such as investment managers, financial institutions and workplace retirement plans. For a higher minimum investment, shares also may be purchased through a Schwab brokerage account.

If you are investing through a third-party investment provider, some of the instructions, minimums and policies described below may be different. Some investment providers may charge transaction or other fees. Contact your investment manager or other investment provider for more information.

STEP 1

CHOOSE A FUND AND DECIDE HOW MUCH YOU WANT TO INVEST. The investment minimums for these funds depend on whether the account is being held by an investment manager or directly by another type of investor, such as an individual.

                         MINIMUM INVESTMENT FOR EACH FUND
--------------------------------------------------------------------------------

Investment manager
initial investment:      $2,500 per client account, and

                         $250,000 for aggregate client accounts in S&P 500 Fund

                         $100,000 for aggregate client accounts in Large-Cap and Small-Cap Value Index Funds


Investment manager
additional investment:   $100 per client account


Other investors:         $3,000,000 initial, and $100 additional

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                   FEATURES
--------------------------------------------------------------------------------

Reinvestment             All dividend and capital gain distributions are
                         invested automatically in shares of your fund

Cash/reinvestment        You receive payment for dividends, while any capital
                         gain distributions are invested in shares of your fund

Cash You receive payment for all dividends and capital gain distributions


STEP 3

PLACE YOUR ORDER USING ANY OF THE METHODS DESCRIBED AT RIGHT. Make checks payable to Charles Schwab & Co., Inc.


INVESTING IN THE FUNDS

                            SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

-    A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- As indicated in each fund's fee table, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------

                           METHODS FOR PLACING ORDERS

If you are investing through an investment manager, contact your manager directly or the Schwab Signature Services Alliance team at 1-800-515-2157. If you do not have an investment manager, call 1-800-435-4000 for instructions. (1-800-345-2550 for TDD users.)


                              WHEN PLACING ORDERS


With every order to buy, sell or exchange shares, you will need to include the following information:

-    Your name.

- Your account number (for SchwabLink(R) transactions, investment managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares via fax, be sure to include the signature of at least one of the persons who is authorized to trade (either an account holder or authorized investment manager).

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-    When selling shares, how you would like to receive the proceeds.

- Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


--------------------------------------------------------------------------------


                                                          INVESTING IN THE FUNDS

                              TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.



In valuing portfolio securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the funds' Board of Trustees.


The funds and Schwab reserve certain rights, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities.

-    To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-    To withdraw or suspend any part of the offering made by this prospectus.

-    To revise the redemption fee criteria.


                             DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS.
The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult with your tax advisor about the tax implications of your investment in a fund. You can also visit the Internal Revenue Service (IRS) web site at www.irs.gov.


INVESTING IN THE FUNDS

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the funds paid during the previous calendar year. Shareholders also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS


If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the amount of the distribution is subtracted from the share price.


You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                                                          INVESTING IN THE FUNDS

NOTES



NOTES

                                                                           NOTES

                                 [CUBE GRAPHIC]

INSTITUTIONAL SELECT(R) FUNDS

     Prospectus - February 28, 2002

                                 [CUBE GRAPHIC]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.


SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.


The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


INSTITUTIONAL SELECT(R) FUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
202-942-8090 (Public Reference Section)
www.sec.gov
publicinfo@sec.gov

SEC FILE NUMBER
Institutional Select Funds                 811-7704






REG13643FLD-04

                       STATEMENT OF ADDITIONAL INFORMATION
                          INSTITUTIONAL SELECT(R) FUNDS

                        INSTITUTIONAL SELECT S&P 500 FUND
                 INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND
                 INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND


                                FEBRUARY 28, 2002

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the funds at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..............       2
MANAGEMENT OF THE FUNDS...............................................      15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................      22
INVESTMENT ADVISORY AND OTHER SERVICES................................      22
BROKERAGE ALLOCATION AND OTHER PRACTICES..............................      24
DESCRIPTION OF THE TRUST..............................................      25
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
PRICING OF SHARES ....................................................      26
TAXATION..............................................................      28
CALCULATION OF PERFORMANCE DATA.......................................      30

     INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund seeks high total return.

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee the funds will achieve their objectives.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                              INVESTMENT STRATEGIES


THE INSTITUTIONAL SELECT(R) S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index. It is the Institutional Select S&P 500 Fund 's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



THE S&P 500 INDEX is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks within each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



THE INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P 500/BARRA Value Index. It is the Institutional Select Large-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE S&P 500/BARRA VALUE INDEX is a widely recognized index comprised of 354 large-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of December 31, 2001. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P 500 Index. The securities of the companies with the highest book-to-price ratios may be included in the index. BARRA, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



THE INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P SmallCap 600/BARRA Value Index. It is the Institutional Select Small-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



THE S&P SMALLCAP 600/BARRA VALUE INDEX is a widely recognized index comprised of 380 small-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of December 31, 2001. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P SmallCap 600 Index. The securities of companies with the highest book-to-price ratios may be included in the index. BARRA, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, the S&P 500/BARRA Value Index or the S&P SmallCap 600/BARRA Value Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to the Institutional Select Funds. S&P has no obligation to take the needs of the Institutional Select Funds or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amounts of the funds' shares or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds' shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P 500/BARRA Value Index or the S&P SmallCap 600/BARRA Value Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the funds, their shareholders or any other person or entity from the use of the S&P Indexes or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The funds are series of an open-end management investment company. Each fund is a diversified mutual fund.


EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.



Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.



Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.


Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.


Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the value of the underlying common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.


Warrants are types of securities usually issued with bonds and preferred stock that entitles the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy and the other party to sell specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates or foreign exchanges.


A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or securities in its index. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the securities represented in, and therefore, performance of an index. Each fund normally will invest at least 80% of its assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.


INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or Hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.



Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.



In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.



Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).





MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Each fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the portfolios will be covered, which means that the portfolios will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the funds will deposit with their custodian cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the investment adviser must follow the procedures adopted by the Board of Trustees and will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund, including those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Each fund may purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited. In addition, each fund intends to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.


SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. For example, short sales may be used as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of an index. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.


If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that are typically small in comparison to those in the S&P 500. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and the Small-Cap Value Index Fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Small-Cap Value Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Small-Cap Value Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in extraordinary circumstances, substitute a similar stock for a security in its index.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.


                             INVESTMENT LIMITATIONS


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:


EACH FUND MAY NOT:

1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the 1940 Act);

2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

Concentration. The SEC staff defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets. The 1940 Act presently excludes temporary borrowings not in excess of 5% of a fund's total assets from this limitation on borrowings.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.


Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.


Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)       Invest more than 15% of its net assets in illiquid securities;

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short);

4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Except with respect to the non-fundamental limitations (1) illiquid securities and (6) borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Schwab. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns The Charles Schwab Corporation stock.



The information below is provided as of October 31, 2001. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex") which as of October 31, 2001 included 44 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



                                                         PRINCIPAL OCCUPATIONS,
NAME AND                POSITION(S)                      AFFILIATIONS
DATE OF                 WITH                             AND OTHER
BIRTH                   THE TRUST                        DIRECTORSHIPS

                                 INDEPENDENT TRUSTEES

DONALD F. DORWARD       Trustee of each fund     Chief Executive Officer, Dorward &
September 23, 1931      in Schwab Capital        Associates (corporate management,
                        Trust since 1993.        marketing and communications
                                                 consulting firm).  From 1996 to 1999,
                                                 Executive Vice President and Managing
                                                 Director, Grey Advertising.

ROBERT G. HOLMES        Trustee of each fund     Chairman, Chief Executive Officer and
May 15, 1931            in Schwab Capital        Director, Semloh Financial, Inc.
                        Trust since 1993.        (international financial services and
                                                 investment advisory firm).

DONALD R. STEPHENS      Trustee of each fund     Managing Partner, D.R. Stephens &
June 28, 1938           in Schwab Capital        Company (investments).  Prior to
                        Trust since 1993.        1996, Chairman and Chief Executive
                                                 Officer of North American Trust (real
                                                 estate investment trust).

MICHAEL W.              Trustee of each fund     Chairman and Chief Executive

WILSEY                  in Schwab Capital        Officer, Wilsey Bennett, Inc. (truck and air
August 18, 1943         Trust since 1993.        transportation, real estate
                                                 investment and management, and
                                                 investments).

MARIANN BYERWALTER      Trustee of each fund     Chairman of JDN Corporate Advisory
August 13, 1960         in Schwab Capital        LLL (corporate services).  From 1996
                        Trust since 2000.        to 2001, Ms. Byerwalter was the Vice
                                                 President for Business Affairs and
                                                 Chief Financial Officer of Stanford
                                                 University. Ms. Byerwalter also is a
                                                 Directors of America First Companies,
                                                 Omaha, NE (venture capital/fund
                                                 management), Redwood Trust, Inc.
                                                 (mortgage finance), Stanford
                                                 Hospitals and Clinics, SRI
                                                 International (research), LookSmart,
                                                 Ltd. (an Internet infrastructure
                                                 company), PMI Group, Inc. (mortgage
                                                 insurance) and Lucile Packard
                                                 Children's Hospital.

WILLIAM A. HASLER       Trustee of each fund     Co-Chief Executive Officer, Aphton
November 22, 1941       in Schwab Capital        Corporation (bio-pharmaceuticals).
                        Trust since 2000.        Prior to August 1998, Mr. Hasler was
                                                 Dean of the Haas School of Business
                                                 at the University of California,
                                                 Berkeley (higher education).  Mr.
                                                 Hasler also is on the Board of
                                                 Directors of Solectron Corporation
                                                 (manufacturing), Tenera, Inc.
                                                 (services and software), Airlease
                                                 Ltd. (aircraft leasing), Mission West
                                                 Properties (commercial real estate)
                                                 and Digital Microwave Corporation (a
                                                 network equipment corporation).

GERALD B. SMITH         Trustee of each fund     Chairman and Chief Executive Officer
September 28, 1950      in Schwab Capital        and founder of Smith Graham & Co.
                        Trust since 2000.        (investment advisors).  Mr. Smith is
                                                 also on the Board of Directors of
                                                 Pennzoil-Quaker State Company (oil
                                                 and gas) and Rorento N.V.
                                                 (investments - Netherlands),

                                                 Cooper Industries (electrical products,
                                                 tools and hardware), and is a member
                                                 of the audit committee of Northern
                                                 Border Partners, L.P. (energy).


                           INTERESTED TRUSTEES AND OFFICERS


CHARLES R. SCHWAB       Chairman and Trustee     Chairman, Co-Chief Executive Officer
July 29, 1937 *         of each fund in Schwab   and Director, The Charles Schwab
                        Capital Trust since      Corporation; Chief Executive Officer
                        1993.                    and Director, Schwab Holdings, Inc.;
                                                 Chairman and Director, Charles Schwab
                                                 & Co., Inc., Charles Schwab
                                                 Investment Management, Inc.;
                                                 Chairman, Schwab Retirement Plan
                                                 Services, Inc.; Director, U.S. Trust
                                                 Corporation, United States Trust
                                                 Company of New York; Director until
                                                 July 2001, The Charles Schwab Trust
                                                 Company; Chairman and Director until
                                                 January 1999, Mayer & Schweitzer,
                                                 Inc. (a securities brokerage
                                                 subsidiary of The Charles Schwab
                                                 Corporation); Director, The Gap, Inc.
                                                 (a clothing retailer), Audiobase,
                                                 Inc. (full-service audio solutions
                                                 for the Internet), Vodaphone AirTouch
                                                 PLC (a telecommunications company),
                                                 Siebel Systems (a software company)
                                                 and Xign, Inc. (a developer of
                                                 electronic payment systems).

JOHN P. COGHLAN         President, Chief         Vice Chairman and Executive Vice
May 6, 1951 **          Executive Officer and    President, The Charles Schwab
                        Trustee of each fund     Corporation; Vice Chairman and
                        in Schwab Capital        Enterprise President, Retirement Plan
                        Trust since 2000.        Services and Services for Investment
                                                 Managers, Charles Schwab & Co., Inc.;
                                                 Chief Executive Officer and Director,
                                                 Charles Schwab Investment


--------


* In addition to his position with the investment adviser and the distributor, Mr. Schwab owns stock in The Charles Schwab Corporation, a publicly traded company and the parent company of the investment adviser and the distributor.



** In addition to their positions with the investment adviser and the distributor, Messrs. Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

                                                 Management, Inc.; President, Chief Executive
                                                 Officer and Director, The Charles
                                                 Schwab Trust Company; President and
                                                 Director, Schwab Retirement
                                                 Technologies, Inc.; Director, Charles
                                                 Schwab Asset Management (Ireland)
                                                 Ltd., Charles Schwab Worldwide Funds
                                                 PLC, Schwab Retirement Plan Services,
                                                 Inc. and Performance Technologies,
                                                 Inc. (technology company).

JEREMIAH H. CHAFKIN     Executive Vice           Executive Vice President, Investment
May 9, 1959 2           President, Chief         Service Marketing, Charles Schwab &
                        Operating Officer and    Co., Inc.; Director, Charles Schwab
                        Trustee of each fund     Asset Management (Ireland) Ltd;
                        in Schwab Capital        President and Chief Operating Officer
                        Trust since 2000.        until December 2001, Charles Schwab
                                                 Investment Management, Inc.  Prior to
                                                 September 1999, Mr. Chafkin was
                                                 Senior Managing Director, Bankers
                                                 Trust Company.

TAI-CHIN TUNG           Treasurer and Principal  Senior Vice President and Chief
March 7, 1951           Financial Officer        Financial Officer, Charles Schwab
                                                 Investment Management, Inc.; Vice
                                                 President, The Charles Schwab Trust
                                                 Company.  From 1994 to 1996, Ms. Tung
                                                 was Controller for Robertson Stephens
                                                 Investment Management, Inc.

STEPHEN B. WARD         Senior Vice President    Director, Senior Vice President and
April 5, 1955           and Chief Investment     Chief Investment Officer, Charles
                        Officer                  Schwab Investment Management, Inc.;
                                                 Chief Investment Officer, The Charles
                                                 Schwab Trust Company.

KOJI E. FELTON          Secretary                Senior Vice President, Chief Counsel
March 13, 1961                                   and Assistant Corporate Secretary,
                                                 Charles Schwab Investment Management,
                                                 Inc.  Prior to June 1998, Mr. Felton
                                                 was a Branch Chief in Enforcement at
                                                 the U.S. Securities and Exchange
                                                 Commission in San Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



At the April 24, 2001 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.



First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.



Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.



Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.



Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.



In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                                BOARD COMMITTEES



The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.



The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.



                                                                Pension or         Total
  Name of                                                       Retirement      Compensation
  Trustee              Aggregate Compensation                   Benefits          from Fund
                              from the:                         Accrued            Complex
                                                                as Part
                                                                of Fund
                                                                Expenses
             --------------------------------------------
             S&P 500            Large-Cap       Small-Cap
             Fund               Value           Value
                                Index           Index
                                Fund            Fund
--------------------------------------------------------------------------------------------
Charles R.   0                  0               0               N/A             0
Schwab

Steven L.    0                  0               0               N/A             0
Scheid1

Jeremiah H.  0                  0               0               N/A             0
Chafkin

John P.      0                  0               0               N/A             0
Coghlan 2


1 Mr. Scheid resigned from the board of trustees effective November 21, 2000.

2        Appointed to the board on November 21, 2000.

                                                                Pension or         Total
  Name of                                                       Retirement      Compensation
  Trustee              Aggregate Compensation                   Benefits          from Fund
                              from the:                         Accrued            Complex
                                                                as Part
                                                                of Fund
                                                                Expenses
             --------------------------------------------
             S&P 500            Large-Cap       Small-Cap
             Fund               Value           Value
                                Index           Index
                                Fund            Fund
--------------------------------------------------------------------------------------------
Mariann      1,177              957             858             N/A             146,100
Byerwalter

Donald F.    1,177              957             858             N/A             146,100
Dorward

William A.   1,177              957             858             N/A             146,100
Hasler

Robert G.    1,177              957             858             N/A             146,100
Holmes

Gerald B.    1,177              957             858             N/A             146,100
Smith

Donald R.    1,177              957             858             N/A             146,100
Stephens

Michael W.   1,177              957             858             N/A             146,100
Wilsey



The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.



       Name of          Dollar Range of Trustee                 Aggregate
       Trustee            Ownership of Equity                   Dollar Range Of
                          Securities in the:                    Trustee
                                                                Ownership In
                                                                the Fund Complex
                        ---------------------------------
                        S&P 500   Large-Cap     Small-Cap
                        Fund      Value         Value
                                  Index         Index
                                  Fund          Fund
--------------------------------------------------------------------------------------------
  Charles R. Schwab     None      None          None            Over $100,000
  Jeremiah H. Chafkin   None      None          None            Over $100,000
  John P. Coghlan       None      None          None            Over $100,000
  Mariann Byerwalter    None      None          None            $50,001 - $100,000
  Donald F. Dorward     None      None          None            Over $100,000
  William A. Hasler     None      None          None            $50,001 - $100,000

  Robert G. Holmes      None      None          None            Over $100,000
  Gerald B. Smith       None      None          None            Over $100,000
  Donald R. Stephens    None      None          None            Over $100,000
  Michael W. Wilsey     None      None          None            Over $100,000



                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.


                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2002, the officers and trustees of the trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of the funds.



As of January 31, 2002, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of any class of any of the funds:


INSTITUTIONAL SELECT S&P 500 FUND
The Charles Schwab Trust Co.                                            7.77%

                    INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM or the investment adviser, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the Institutional Select(R) S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.18%, 0.20% and 0.25% respectively of each fund's average daily net assets not in excess of $1 billion, and 0.15%, 0.18% and 0.23% respectively of such net assets over $1 billion.



For the fiscal years ended October 31, 2001, 2000 and 1999, the S&P 500 Fund paid investment advisory fees of $49,000, $211,000 and $0 (fees were reduced by $516,000, $404,000 and $227,000, respectively).



For the fiscal years ended October 31, 2001, 2000 and 1999, the Large-Cap Value Index Fund paid investment advisory fees of $8,000, $5,000 and $0 (fees were reduced by $277,000, $195,000, and $71,000, respectively).



For the fiscal years ended October 31, 2001, 2000 and 1999, the Small-Cap Value Index Fund paid investment advisory fees of $0, $4,000 and $0 (fees were reduced by $125,000, $83,000 and $44,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least December 31, 2005, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Institutional Select S&P 500 Fund, Large Cap-Value Index Fund and Small-Cap Value Index Fund will not exceed 0.15%, 0.25% and 0.32%, respectively, of each fund's average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. The funds pay the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                   SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under the contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of the average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia Pennsylvania 19153, serves as custodian for the funds. SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks Pennsylvania 19456, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds' transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the fund's annual report, which is a separate report supplied with the SAI.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities each fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. A fund may experience a high portfolio turnover rate in its first year of operation. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients, including mutual funds. In addition to agency transactions, the adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.


In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable a fund to trade directly with other institutional holders on a net basis. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 2001, 2000 and 1999, the Institutional Select S&P 500 Fund paid brokerage commissions of $27,949, $55,870 and $99,862, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Large-Cap Value Index Fund paid brokerage commissions of $33,289, $38,302 and $42,758, respectively.



For the fiscal years ended October 31, 2001, 2000 and 1999, the Small-Cap Value Index Fund paid brokerage commissions of $36,950, $46,734 and $66,416, respectively.


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund's minimum initial investment and minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                 PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund reserves the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order including any order that appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any Schwab fund, including any class of shares, may be sold and shares of any other Schwab fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds that are bought and sold through third-party investment providers.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


A fund's transactions in futures contracts, forward contracts, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.


               FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the US for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.



Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.


                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.



If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).


                          AVERAGE ANNUAL TOTAL RETURNS


Name of Fund                    One Year                From Commencement of
(Commencement of                ended                   Operations to
Operations)                     October 31,             October 31, 2001
                                2001
-------------------------------------------------------------------------------
Institutional
SELECT(R) S&P 500
Fund (2/1/99)                   (24.95%)                (5.61%)
After-tax Returns:
On Distribution                 (25.27%)                (5.88%)
On Distribution and Sale        (15.15%)                (4.54%)

Large-Cap Value Index
Fund (2/1/99)                   (18.53%)                (1.75%)
After-tax Returns:
On Distribution                 (19.44%)                (2.46%)
On Distribution and Sale        (10.65%)                (1.55%)

Name of Fund                    One Year                From Commencement of
(Commencement of                ended                   Operations to
Operations)                     October 31,             October 31, 2001
                                2001
-------------------------------------------------------------------------------
Small-Cap Value Index
Fund (2/1/99)                     4.14%                  7.82%
After-tax Returns:
On Distribution                   2.44%                  6.41%
On Distribution and Sale          3.72%                  5.79%



Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.


Name of Fund (Commencement of Operations)               Cumulative Total Return
-------------------------------------------------------------------------------
Institutional Select S&P 500 Fund (2/1/99)                        (14.67%)

Large-Cap Value Index Fund (2/1/99)                                (4.74%)

Small-Cap Value Index Fund (2/1/99)                                22.99%


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                     PART C
                                OTHER INFORMATION
                              SCHWAB CAPITAL TRUST


Item 23.    Exhibits.


(a)      Articles of                      Agreement and Declaration of Trust, dated May 6, 1993 is incorporated by
         Incorporation                    reference to Exhibit 1, File No. 811-7704, of Post-Effective Amendment No.
                                          21 to Registrant's Registration on Form N-1A, electronically filed on
                                          December 17, 1997.

(b)      By-Laws                          Amended and Restated Bylaws are incorporated by reference to Exhibit 2, File
                                          No. 811-7704, of Post-Effective Amendment No. 7 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 27, 1996.

(c)      Instruments Defining   (i)       Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and
         rights of Security               Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust,
         Holders                          dated May 6, 1993, referenced in Exhibit (a) above, are incorporated herein by reference to Exhibit 1, File No. 811-7704, to Post-Effective Amendment No.
                                          21 of Registrant's Registration Statement on Form N-1A electronically filed on December 17, 1997.

                                (ii)      Articles 9 and 11 of the Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2, File No. 811-7704, of Post-Effective Amendment No.
                                          7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1996.

(d)      Investment Advisory    (i)       Investment Advisory and Administration Agreement between Registrant and
         Contracts                        Charles Schwab Investment Management, Inc. (the "Investment Adviser"), dated
                                          June 15, 1994, is incorporated herein by reference to Exhibit 5(a), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

                                (ii)      Amended Schedules A and B to Investment Advisory and Administration Agreement
                                          referenced in Exhibit (d)(i) above is incorporated herein by reference to
                                          Exhibit (d)(ii), File No. 811-7704, of Post-Effective Amendment No. 32 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 1999.

                                (iii)     Amended Schedules A and B to the Investment Advisory and Administration
                                          Agreement between Registrant and the Investment Adviser, referenced in
                                          Exhibit (d)(i) above, is incorporated herein by reference to Exhibit
                                          (d)(iii), File No. 811-7704, of Post-Effective Amendment No. 38 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on May
                                          15, 2000.


Part C

                                (vi)      Investment Sub-Advisory Agreement between Investment Adviser, on behalf of the Schwab Analytics Fund(R), and Symphony Asset Management LLC, dated November
                                          1, 2001 is incorporated by reference to Exhibit (d)(vi), File No. 811-7704 of
                                          Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on December 10, 2001.

(e)      Underwriting           (i)       Distribution Agreement between Registrant and Charles Schwab & Co., Inc.
         Contracts                        ("Schwab"), dated July 21, 1993, is incorporated herein by reference to
                                          Exhibit 6(a), File No. 811-7704, of Post-Effective Amendment No. 21 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          December 17, 1997.

                                (ii)      Amended Schedule A to the Distribution Agreement, referenced at Exhibit
                                          (e)(i) above, is incorporated herein by reference to Exhibit (e)(ii), File
                                          No. 811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 1999.

                                (iii)     Amended Schedule A to the Distribution Agreement between Registrant and
                                          Schwab, referenced at Exhibit (e)(i) above, is incorporated herein by reference to Exhibit (e)(iii), File No. 811-7704, of Post-Effective Amendment
                                          No. 38 to Registrant's Registration Statement on Form N-1A, electronically filed on May 15, 2000.

(f)      Bonus or Profit                  Inapplicable
         Sharing Contracts

(g)      Custodian Agreements   (i)       Custodian Agreement between Registrant and Morgan Stanley Trust Company, dated April 4, 1997, is incorporated herein by reference to Exhibit 8(a),
                                          File No. 811-7704, of Post-Effective Amendment No. 18 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on April 14, 1997.

                                (ii)      Amended Appendix 2 to Custodian Agreement between the Registrant and Morgan
                                          Stanley Trust Company referred to at Exhibit (g)(i) above, is incorporated herein by reference to Exhibit (g)(ii), File No. 811-7704, of Post-Effective
                                          Amendment No. 30 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on December 29, 1998.

                                (iii)     Amended Custodian Agreement referenced at Exhibit (g)(i) above, between
                                          Registrant and Morgan Stanley Trust Company, is incorporated herein by reference to Exhibit 8(c), File No. 811-7704, of Post-Effective Amendment No.
                                          21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.


Part C

                                (iv)      Accounting Services Agreement between Registrant and SEI Investments, dated
                                          April 1, 1998, is incorporated herein by reference to Exhibit 8(d), File No.
                                          811-7704, of Post-Effective Amendment No. 26 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on August 14, 1998.

                                (v)       Amended Schedule A to the Accounting Services Agreement referenced at Exhibit
                                          (g)(iv) above, is incorporated herein by reference to Exhibit (g)(v), File
                                          No. 811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 1999.

                                (vi)      Amended Schedule A to the Accounting Services Agreement referenced at Exhibit
                                          (g)(iv) above, is incorporated herein by reference to Exhibit (g)(vi), File
                                          No. 811-7704, of Post Effective Amendment No. 34 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on September 14, 1999.

                                (vii)     Custodian Services Agreement between Registrant, on behalf of the Schwab S&P
                                          500 Fund, and PFPC Trust Company (assigned by PNC Bank, National Association
                                          ("PNC Bank")), dated February 21, 1996, is incorporated herein by reference to Exhibit 8(c), File No. 811-7704, of Post-Effective Amendment No. 7 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 27, 1996.

                                (viii)    Schedule A to the Custodian Services Agreement referenced at Exhibit (g)(vii)
                                          above between Registrant, on behalf of the Institutional Select Index Funds is incorporated herein by reference to Exhibit (g)(viii), File No. 811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 1999.

                                (ix)      Schedule I to the Custodian Services Agreement referenced at Exhibit (g)(vii)
                                          above, is incorporated herein by reference to Exhibit (a)(ix), File No.
                                          811-7704, of Post-Effective Amendment No. 36 to the Registrant's Registration
                                          Statement on Form N-1A, electronically filed on or about February 25, 2000.

                                (x)       Accounting Services Agreement between Registrant, on behalf of the Schwab S&P
                                          500 Fund, and PFPC Inc., dated February 21, 1996, is incorporated herein by reference to Exhibit 8(d), File No. 811-7704, of Post-Effective Amendment No.
                                          7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1996.


Part C

                                (xi)      Amended Schedule to the Accounting Services Agreement referenced at Exhibit
                                          (g)(viii) above between Registrant, on behalf of the Schwab S&P 500 Fund and the Schwab Analytics Fund, and PFPC Inc. is incorporated herein by reference to Exhibit 8(f), File No. 811-7704, of Post-Effective Amendment No. 10 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on May
                                          17, 1996.

                                (xii)     Transfer Agency Agreement between Registrant and Schwab, dated July 21, 1993, is incorporated herein by reference to Exhibit 8(j), File No. 811-7704, of
                                          Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 17, 1997.

                                (xiii)    Amended Schedules A and C to the Transfer Agency Agreement referenced at
                                          Exhibit (g)(xii) above, is incorporated herein by reference to Exhibit
                                          (g)(xiii), File No. 811-7704, of Post-Effective Amendment No. 38 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on May
                                          15, 2000.

                                (xiv)     Amended Schedules A and C to the Transfer Agency Agreement between Registrant and Schwab referenced at Exhibit (g)(xii) above, are incorporated herein by reference to Exhibit (g)(xiv), File No. 811-7704, of Post Effective Amendment
                                          No. 33 to Registrant's Registration Statement on Form N-1A electronically filed on April 15, 1999.

                                (xv)      Shareholder Service Agreement between Registrant and Schwab, dated July 21,
                                          1993 is incorporated herein by reference to Exhibit 8(l), File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 17, 1997.

                                (xvi)     Amended Schedules A and C to the Shareholder Service Agreement between
                                          Registrant and Schwab referenced at Exhibit (g)(xv) above, is incorporated herein by reference to Exhibit (g)(xvi), File No. 811-7704, of Post-Effective
                                          Amendment No. 32 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on February 26, 1999.

                                (xvii)    Amended Schedules A and C to the Shareholder Service Agreement between
                                          Registrant and Schwab referenced at Exhibit (g)(xv) above, are incorporated herein by reference to Exhibit (g)(xvii), File No. 811-7704, of
                                          Post-Effective Amendment No. 38 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on May 15, 2000.

                                (xviii)   Amended Custodian Services Agreement by and between Registrant and PFPC Trust
                                          Company (assigned by PNC Bank), dated November 1, 1998, referenced as Exhibit
                                          (g)(vii) above, is incorporated herein by reference to Exhibit (g)(xv), File
                                          No. 811-7704, of Post-Effective Amendment No. 30 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 29, 1998.


Part C

                                (xix)     Custodian Agreement by and between Registrant and Brown Brothers Harriman &
                                          Co. dated October 28, 1999, is incorporated herein by reference to Exhibit
                                          (a)(xix), File No. 811-7704, of Post-Effective Amendment No. 38 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on May
                                          12, 2000.

                                (xx)      Amendment to the Custodian Services Agreement pursuant to Rule 17f-5 referenced above as Exhibit (g)(xviii) between Registrant and PFPC Trust
                                          Company (assigned by PNC Bank), dated July 2, 2001, is herewith electronically filed as Exhibit (g)(xx), File No. 811-7704.

                                (xxi)     Amendment to the Custodian Services Agreement pursuant to Rule 17f-7 referenced above as Exhibit (g)(xviii) between Registrant and PFPC Trust
                                          Company (assigned by PNC Bank), dated July 2, 2001, is herewith electronically filed as Exhibit (g)(xxi), File No. 811-7704.

                                (xxii)    Amendment to the Custodian Services Agreement referenced above as Exhibit
                                          (g)(xviii) between Registrant and PFPC Trust Company (assigned by PNC Bank), dated August 21, 2001, is herewith electronically filed as Exhibit (g)(xxii),
                                          File No. 811-7704.

(h)      Other Material                   License Agreement between Schwab Capital Trust and Standard & Poor's is
         Contracts                        incorporated herein by reference to Exhibit (h), File No. 811-7704, of
                                          Post-Effective Amendment No. 32 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 1999.

(i)      Legal Opinion                    Opinion of Counsel electronically filed herewith as Exhibit (i), File No.
                                          811-7704.

(j)      Other Opinions                   Auditors' Consent electronically filed herewith as Exhibit (j), File No.
                                          811-7704.

(k)      Omitted Financial                Inapplicable.
         Statements

(l)      Initial Capital        (i)       Purchase Agreement for the Schwab International Index Fund(R), dated June
         Agreement                        17, 1993, is incorporated herein by reference to Exhibit 13(a) of
                                          Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 17, 1997.

                                (ii)      Purchase Agreement for the Schwab Small-Cap Index Fund(R), dated October
                                          13, 1993, is incorporated herein by reference to Exhibit 13(b), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

Part C

                                (iii)     Purchase Agreement for the Schwab MarketTrack Portfolios - Growth Portfolio,
                                          Balanced Portfolio and Conservative Portfolio (formerly Schwab Asset
                                          Director(R)- High Growth, Schwab Asset Director - Balanced Growth, and Schwab
                                          Asset Director - Conservative Growth Funds) is incorporated herein by reference to Exhibit 13(c), File No. 811-7704, of Post-Effective Amendment
                                          No. 6 to Registrant's Registration Statement on Form N-1A, electronically filed on December 15, 1996.

                                (iv)      Purchase Agreement for the Schwab S&P 500 Fund-Investor Shares and e.Shares(R)
                                          is incorporated herein by reference to Exhibit 13(d), File No. 811-7704, of
                                          Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form
                                          N-1A, electronically filed on February 27, 1996.

                                (v)       Purchase Agreement for the Schwab Analytics Fund(R) is incorporated herein by reference to Exhibit 13(e), File No. 811-7704, to Post-Effective Amendment
                                          No. 13 of Registrant's Registration Statement on Form N-1A, electronically filed on October 10, 1996.

                                (vi)      Purchase Agreement for Schwab MarketManager International Portfolio (formerly
                                          Schwab OneSource(R) Portfolios-International) is incorporated herein by reference to Exhibit 13(f), File No. 811-7704, of Post-Effective Amendment
                                          No. 13 to Registrant's Registration Statement on Form N-1A, electronically filed on October 10, 1996.

                                (vii)     Purchase Agreement for Schwab MarketManager(TM) Growth Portfolio and Balanced
                                          Portfolio (formerly Schwab OneSource Portfolios-Growth Allocation and Schwab
                                          OneSource Portfolios-Balanced Allocation) is incorporated herein by reference of Exhibit 13(g), File No. 811-7704, to Post-Effective Amendment No. 14 to
                                          Registration Statement on Form N-1A, electronically filed on December 18,
                                          1996.

                                (viii)    Purchase Agreement for Schwab MarketManager Small Cap Portfolio (formerly
                                          Schwab OneSource(R) Portfolios-Small Company) is incorporated herein by reference to Exhibit 13(h), File No. 811-7704, of Post-Effective Amendment
                                          No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.

                                (ix)      Purchase Agreement for MarketTrack(TM) All Equity Portfolio is incorporated herein by reference to Exhibit 13(i), File No. 811-7704, of Post-Effective
                                          Amendment No. 26 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on August 14, 1998.

Part C

                                (x)       Purchase Agreement for Institutional Select S&P 500 Fund, Institutional
                                          Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value
                                          Index Fund is incorporated herein by reference to Exhibit (l)(x), File No.
                                          811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 1999.

                                (xi)      Purchase Agreement for Schwab Total Stock Market Index Fund is incorporated herein by reference to Exhibit (l)(xi), File No. 811-7704, of Post Effective
                                          Amendment No. 33 to Registrant's Registration Statement on Form N-1A
                                          electronically filed on April 15, 1999.

                                (xii)     Purchase Agreement for Schwab Focus Funds, is incorporated herein by reference to Exhibit (l)(xii), File No. 811-7704, of Post Effective Amendment
                                          No. 40 to Registrant's Registration Statement on Form N-1A electronically filed on February 26, 2001.

(m)      Rule 12b-1 Plan                  Inapplicable.

(n)      Financial Data         (i)       Inapplicable.
         Schedule

(o)      Rule 18f-3 Plan        (i)       Amended and Restated Multiple Class Plan, dated April 10, 1997, for Schwab
                                          International Index Fund, Schwab Small-Cap Index Fund and Schwab S&P 500 Fund
                                          is incorporated herein by reference to Post Effective Amendment 18, File No.
                                          811-7704, to Registrant's Registration Statement on Form N-1A, electronically filed on April 14, 1997.

                                (ii)      Amended Schedule A to the Amended and Restated Multiple Class Plan and the
                                          Amended and Restated Multiple Class Plan, referenced at Exhibit (o)(i) above, for Schwab Total Stock Market Index are incorporated herein by reference to
                                          Exhibit (o)(ii), File No. 811-7704, of Post Effective Amendment No. 33 to
                                          Registrant's Registration Statement on Form N-1A electronically filed on
                                          April 15, 1999.

(p)      Power of Attorney      (i)       Power of Attorney executed by Mariann Byerwalter, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filled on February 26, 2001, is incorporated by reference to Exhibit (p)(i), File No. 811-7704.

                                (ii)      Power of Attorney executed by William A. Hasler, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filled on February 26, 2001, is incorporated by reference to Exhibit (p)(ii), File No. 811-7704.


Part C

                                (iii)     Power of Attorney executed by Gerald B. Smith, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filled on February 26, 2001, is incorporated by reference to Exhibit (p)(iii), File No. 811-7704.

                                (iv)      Power of Attorney executed by Charles R. Schwab, November 21, 2000, to
                                          Post-Effective Amendment No. 35 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(iv), File No. 811-7704.

                                (v)       Power of Attorney executed by Jeremiah H. Chafkin, November 21, 2000, to
                                          Post-Effective Amendment No. 35 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(v), File No. 811-7704.

                                (vi)      Power of Attorney executed by John Coghlan, November 21, 2000, to
                                          Post-Effective Amendment No. 35 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(vi), File No. 811-7704.

                                (vii)     Power of Attorney executed by Donald F. Dorward, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated by reference to Exhibit (p)(vii), File No. 811-7704.

                                (viii)    Power of Attorney executed by Robert G. Holmes, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated by reference to Exhibit (p)(viii), File No. 811-7704.

                                (ix)      Power of Attorney executed by Donald R. Stephens, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated by reference to Exhibit (p)(ix), File No. 811-7704.

                                (x)       Power of Attorney executed by Michael W. Wilsey, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated by reference to Exhibit (p)(x), File No. 811-7704.

                                (xi)      Power of Attorney executed by Tai-Chin Tung, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated by reference to Exhibit (p)(xi), File No. 811-7704.

Part C

(q)      Code of Ethics         (i)       Code of Ethics adopted by Registrant, Charles Schwab Investment Management
                                          Inc. and Charles Schwab & Co., Inc. is electronically filed herewith as
                                          Exhibit (q)(i), File No. 811-7704.

                                (ii)      Symphony Code of Ethics adopted by Registrant, Charles Schwab Investment
                                          Management Inc. and Charles Schwab & Co., Inc., April 24, 2000, to
                                          Post-Effective Amendment No. 40 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated herein by reference to Exhibit (q)(ii), File No. 811-7704.


Item 24.      Persons Controlled by or under Common Control with the Fund.

       The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Adviser, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25.      Indemnification.

       Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit
(1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



Part C

Item 26. Business and Other Connections of Investment Manager



Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.


The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Chairman, Chief Executive
Officer and Trustee
                                 The Charles Schwab Corporation                    Chairman and Co-Chief Executive
                                                                                   Officer, Director

                                 Charles Schwab Investment Management, Inc.        Chairman, Director

                                 Schwab Holdings, Inc.                             Chief Executive Officer, Director

                                 Charles Schwab Limited (U.K.)                     Chairman and Chief Executive
                                                                                   Officer

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 The Gap, Inc.                                     Director

                                 Audiobase, Inc.                                   Director

                                 Vodaphone AirTouch PLC                            Director

                                 Siebel Systems                                    Director

                                 Xign, Inc.                                        Director


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------
                                 The Charles Schwab Trust Company                  Director until July 2001

                                 Mayer & Schweitzer, Inc.                          Chairman and Director until
                                                                                   January 1999

                                 Schwab Retirement Plan Services, Inc.             Chairman, Director until January
                                                                                   1999

                                 Performance Technologies, Inc.                    Chairman, Director until January
                                                                                   1999

                                 TrustMark, Inc.                                   Chairman and Director until
                                                                                   January 1999

David S. Pottruck                Charles Schwab & Co., Inc.                        President and Chief Executive
                                                                                   Officer, Director

                                 The Charles Schwab Corporation                    President and Co-Chief Executive
                                                                                   Officer, Director

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 Schwab (SIS) Holdings, Inc. I                     President and Chief Operating
                                                                                   Officer

                                 Schwab Holdings, Inc.                             President and Chief Operating
                                                                                   Officer, Director

                                 Schwab International Holdings, Inc.               President and Chief Operating
                                                                                   Officer

                                 Charles Schwab Investment Management, Inc.        Director until October 2001

                                 Schwab Retirement Plan Services, Inc.             Director until January 1999

                                 Charles Schwab Limited (U.K.)                     Director until January 1999

                                 Mayer & Schweitzer, Inc.                          Director until January 1999

                                 Performance Technologies, Inc.                    Director until January 1999

                                 TrustMark, Inc.                                   Director until January 1999

John P. Coghlan                  Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
President and Trustee                                                              President - Retirement Plan
                                                                                   Services and Services for
                                                                                   Investment Managers

                                 Charles Schwab Investment Management, Inc.        Chief Executive Officer and
                                                                                   Director


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------
                                 The Charles Schwab Corporation                    Vice Chairman and Executive Vice
                                                                                   President

                                 The Charles Schwab Trust Company                  President, Chief Executive
                                                                                   Officer and Director

                                 Schwab Retirement Technologies, Inc.              President and Director

                                 Charles Schwab Asset Management (Ireland) Ltd.    Director

                                 Charles Schwab Worldwide Funds PLC                Director

                                 Performance Technologies, Inc.                    Director

                                 Schwab Retirement Plan Services, Inc.             Director

Willie C. Bogan                  The Charles Schwab Corporation                    Assistant Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Vice President and Assistant
                                                                                   Corporate Secretary

                                 Charles Schwab Investment Management, Inc.        Assistant Corporate Secretary

                                 The Charles Schwab Trust Company                  Assistant Corporate Secretary
                                                                                   until February 2000

Jeremiah H. Chafkin, Executive   Charles Schwab & Co., Inc.                        Executive Vice President, Asset
Vice President, Chief                                                              Management Products and
Operating Officer and Trustee                                                      Services.  Prior to September
                                                                                   1999, Mr. Chafkin was Senior
                                                                                   Managing Director, Bankers Trust
                                                                                   Company.

                                 Charles Schwab Asset Management (Ireland) Ltd.    Director

                                 Charles Schwab Investment Management, Inc.        President and Chief Operating
                                                                                   Officer until December 2001

Karen W. Chang                   Charles Schwab & Co., Inc.                        Enterprise President - General
                                                                                   Investor Services

Koji E. Felton,                  Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Assistant Corporate
                                                                                   Secretary

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------
Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversite and Corporate
                                                                                   Secretary

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Capital Markets and
                                                                                   Trading

Daniel O. Leemon                 Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Strategy Officer

Dawn G. Lepore                   Charles Schwab & Co., Inc.                        Vice Chairman of Technology and
                                                                                   Administration

Frederick E. Matteson            Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Technology Services

Mary McLeod                      Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

John P. McGonigle                Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Mutual Funds

Geoffrey J. Penney               Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Financial Products and
                                                                                   International Technology

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President - Brokerage
                                                                                   Operations

Elizabeth G. Sawi                Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Administrative Officer

Tai-Chin Tung,                   Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Treasurer and Principal                                                            Financial Officer
Financial Officer

                                 The Charles Schwab Trust Company                  Vice President

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Director, Senior Vice President
Senior Vice President and                                                          and Chief Investment Officer
Chief Investment Officer
                                 The Charles Schwab Trust Company                  Chief Investment Officer


The following information, which is believed to be accurate, is based upon information provided by Symphony. The business, profession, vocation or employment of a substantial nature in which each director and/or officer of Symphony is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:

Part C

      Name                          Name of Company                               Capacity
----------------------------------------------------------------------------------------------------------------
Jeffrey L. Skelton         Symphony Asset Management LLC               Director, Chief Executive Officer and
                                                                       President

                           BARRA, Inc.                                 President, BARRA Ventures Div. until 1994


Neil L. Rudolph            Symphony Asset Management LLC               Chief Operating Officer/Chief Compliance
                                                                       Officer

                           Wells Fargo Nikko Investment Advisors       Managing Director, Chief Operating
                                                                       Officer -- Mutual Fund Group until 1994

Praveen K. Gottipalli      Symphony Asset Management LLC               Director of Investments

                           BARRA, Inc.                                 Director of Active Strategies until 1994

Michael J. Henman          Symphony Asset Management LLC               Director of Business Development

                           Wells Fargo Nikko Investment Advisors       Managing Director
                                                                       until 1994


Item 27.         Principal Underwriters.

                 (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

                 (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

                 (c) Not applicable.

Item 28.      Location of Accounts and Records.

              All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Registrant; Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former


Part C
sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's sub-investment adviser for the Schwab Analytics Fund(R) is Symphony Asset Management, Inc., 555 California Street, Suite 2975, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant's custodian for the balance of the funds and fund accountants, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201, and SEI Fund Resources, Oaks Pennsylvania 19456; Registrant's former custodians and fund accountants, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia 20005.

Item 29.      Management Services.

              Not applicable.

Item 30.      Undertakings.

              Not applicable.


Part C

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 43 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 19th day of February, 2002.

                                            SCHWAB CAPITAL TRUST
                                            Registrant

                                            Charles R. Schwab*
                                            ---------------------------------
                                            Charles R. Schwab, Chairman, Chief
                                            Executive Officer and Trustee

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 19th day of February, 2002.

Signature                                            Title
---------                                            ------
Charles R. Schwab*                                   Chairman, Chief Executive Officer and Trustee
-------------------
Charles R. Schwab

John Coghlan*                                        President and Trustee
--------------
John Coghlan

Jeremiah H. Chafkin*                                 Executive Vice President, Chief Operating Officer and Trustee
---------------------
Jeremiah H. Chafkin

Mariann Byerwalter*                                  Trustee
------------------------
Mariann Byerwalter

Donald F. Dorward*                                   Trustee
-------------------
Donald F. Dorward

William A. Hasler*                                   Trustee
----------------------
William A. Hasler

Robert G. Holmes*                                    Trustee
--------------------
Robert G. Holmes

Gerald B. Smith*                                     Trustee
----------------------
Gerald B. Smith

Donald R. Stephens*                                  Trustee
--------------------
Donald R. Stephens

Michael W. Wilsey*                                   Trustee
-------------------
Michael W. Wilsey

Tai-Chin Tung*                                       Treasurer and Principal Financial Officer
--------------------
Tai-Chin Tung

*By:  /s/Richard W. Grant
      -----------------------------
      Richard W. Grant, Attorney-in-Fact
      pursuant to Powers of Attorney

                                  EXHIBIT INDEX




EXH. NO.          DOCUMENT
--------          --------



(g)(xx)           Amendment to the Custodian Services Agreement
(g)(xxi)          Amendment to the Custodian Services Agreement
(g)(xxii)         Amendment to the Custodian Services Agreement
(i)               Legal Opinion
(j)               Other Opinions
(q)(i)            Code of Ethics



Part C